UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
LATTICE SEMICONDUCTOR CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

March 18, 2026
To Our Stockholders:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders and any adjournments, postponements, or other delays thereof (the “Annual Meeting”) of Lattice Semiconductor Corporation. For your convenience, we are holding this year’s Annual Meeting virtually.
If you plan to participate in the Annual Meeting, please see the instructions in the accompanying proxy statement (the “Proxy Statement”). Stockholders will be able to listen, vote and submit questions (subject to the question guidelines) from any remote location that has Internet connectivity. There will be no physical location for stockholders to attend the Annual Meeting. Stockholders may participate in the Annual Meeting only by logging in at www.virtualshareholdermeeting.com/LSCC2026.
The attached Notice of Annual Meeting of Stockholders (the “Notice”) and Proxy Statement describe the matters to be acted upon at the Annual Meeting. Included with the Proxy Statement is a copy of our Annual Report on Form 10-K for the fiscal year ended January 3, 2026 (the “Annual Report”). We encourage you to read the Annual Report. It includes our audited financial statements and information about our operations, markets, and products.
It is important that your shares be represented and voted at the Annual Meeting whether or not you plan to attend. Therefore, we urge you to vote your shares as soon as possible as directed in the proxy materials you receive. A copy of the Proxy Statement and the Annual Report are available online at www.proxyvote.com. Please vote in advance of the Annual Meeting by telephone, online or by signing, dating and returning a proxy card to ensure your representation at the Annual Meeting. Voting in advance of the Annual meeting does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting.
Sincerely,

Ford Tamer
Chief Executive Officer

Whether or not you plan to attend the Annual Meeting, please vote your shares as soon as possible. You can vote your shares by telephone, online or by signing and dating a proxy card and returning it to the address provided on such proxy card. If you receive more than one proxy card because you own shares that are registered separately, then please vote all of the shares shown on all of your proxy cards following instructions listed on each of the individual proxy cards. Thank you.

Notice of Annual
Meeting of Stockholders
May 1, 2026
1:00 p.m. Pacific Time
To Our Stockholders:
You may participate in the 2026 Annual Meeting of Stockholders and any adjournments, postponements, or other delays thereof (the “Annual Meeting”) of Lattice Semiconductor Corporation by logging in at www.virtualshareholdermeeting.com/LSCC2026. We are holding the Annual Meeting virtually.
If you plan to participate in the Annual Meeting, please see the instructions in the accompanying proxy statement (the “Proxy Statement”). Stockholders will be able to listen, vote, and submit questions (subject to the question guidelines, which are summarized in the section of the Proxy Statement titled “General Information About the Meeting – How Can I Participate in the Virtual Annual Meeting?”) from any remote location that has Internet connectivity. There will be no physical location for stockholders to attend the Annual Meeting.
MATTERS TO BE VOTED ON:
1.	To elect the eight directors named in the accompanying Proxy Statement;
2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2027;
3.
To approve on a non-binding, advisory basis, the compensation of our Named Executive Officers (as defined below in the section of the Proxy Statement titled “Compensation Discussion and Analysis”); and

4.	To transact such other business as may properly be brought before the Annual Meeting.
The foregoing items of business are described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders.
Only stockholders of record at the close of business on March 2, 2026, are entitled to notice of and to vote at the Annual Meeting. All stockholders are cordially invited to attend and participate in our Annual Meeting. Whether or not you plan to attend the Annual Meeting, to assure your representation at the Annual Meeting, please vote as soon as possible. We are making our proxy materials available to our stockholders over the Internet, and you may vote at the Annual Meeting by mail, by telephone or online. For specific voting instructions, please refer to the information provided in the Proxy Statement. A copy of the Proxy Statement and the Annual Report on Form 10-K for the fiscal year ending January 3, 2026 (the “Annual Report”) are available online at www.proxyvote.com. For specific instructions on how to vote your shares, please refer to the instructions in the proxy materials you receive in the mail and refer to the section of the Proxy Statement titled “How to Vote.”

Hillsboro, Oregon March 18, 2026	By Order of the Board of Directors, Tracy Feanny Secretary

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 1, 2026 The Proxy Statement and Annual Report to stockholders are available at www.proxyvote.com.
YOUR VOTE IS IMPORTANT

GENERAL INFORMATION ABOUT THE MEETING
General
Our board of directors (the “Board” or the “Board of Directors”) is soliciting proxies to be used at the 2026 Annual Meeting of Stockholders and any adjournments, postponements or other delays thereof (the “Annual Meeting”) of Lattice Semiconductor Corporation (the “Company”), to be held at www.virtualshareholdermeeting.com/LSCC2026, on Friday, May 1, 2026, at 1:00 p.m. Pacific Time. On or about March 18, 2026, we commenced mailing to our stockholders entitled to vote at the Annual Meeting a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this proxy statement (the “Proxy Statement”) and our 2025 Annual Report on Form 10-K for the fiscal year ended January 3, 2026 (referred to herein as “fiscal 2025” or the “last completed fiscal year”) (the “Annual Report”) via the Internet and vote online. The Notice also provides instructions on how you can request a paper copy of these documents, if you desire, and how you can enroll in e-delivery to receive future annual meeting materials electronically.
We are holding our Annual Meeting virtually.
Purpose of the Annual Meeting
The purpose of the Annual Meeting is:
1.	To elect the eight directors named in the accompanying Proxy Statement.
2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2027.
3.	To approve on a non-binding, advisory basis, our Named Executive Officers’ compensation.
4.	To transact such other business as may properly be brought before the Annual Meeting.
The Board of Directors recommends that stockholders vote “FOR” the election of the following nominees as directors:
▪	Douglas Bettinger
▪	Que Thanh Dallara
▪	John Forsyth
▪	Mark Jensen
▪	James Lederer
▪	D. Jeffrey Richardson
▪	Elizabeth Schwarting
▪	Ford Tamer
The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2027.
The Board of Directors recommends that stockholders vote “FOR” the approval, on an advisory basis, of the compensation of the Named Executive Officers.

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Internet Availability of Proxy Materials
We are providing access to our proxy materials over the Internet. Accordingly, we are sending the Notice to our stockholders of record as of March 2, 2026 (the “Record Date”). All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Choosing to receive your future proxy materials by email will decrease the environmental footprint of delivering the proxy materials and save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
Our proxy materials include this Proxy Statement and the Annual Report. If you requested a printed version of our proxy materials, these materials also include a proxy card for the Annual Meeting.
Who Can Vote
You are entitled to vote at the Annual Meeting if you held shares as of the Record Date. As of the Record Date, there were 136,869,427 shares of common stock outstanding. Each stockholder has one vote for each share of common stock owned as of the Record Date. The common stock does not have cumulative voting rights.
How to Vote
Stockholders may vote their shares online at the Annual Meeting, by mail, by telephone or online before the Annual Meeting. Stockholders who hold their shares through a bank, broker or other nominee should vote their shares in the manner prescribed by the bank, broker, or other nominee.
▪
Voting Through the Internet—Before the Annual Meeting: If you are a stockholder of record, go to www.proxyvote.com. Please have your proxy card in hand when you visit the website. If your shares are held in street name, you will need to obtain a legal proxy from your broker, bank or other nominee in order to vote at the Annual Meeting.

▪
Voting Through the Internet—During the Annual Meeting: If you are a stockholder of record, you may vote live at the Annual Meeting through the virtual meeting platform by logging into www.virtualshareholdermeeting.com/LSCC2026. If your shares are held in street name, you will need to obtain a legal proxy from your broker, bank or other nominee in order to vote at the Annual Meeting.

▪	Voting by Telephone: To vote by telephone, please follow the instructions included in your proxy materials. If you vote by telephone, you do not need to sign and mail a proxy card.
▪
Voting by Mail: By signing the proxy card and returning it to the address provided on the proxy card, you are authorizing the individuals named on the proxy card to vote your shares at the Annual Meeting in the manner that you indicate. We encourage you to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares will be voted if you are unable to attend the Annual Meeting. If

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you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards that you receive in the mail to ensure that all of your shares are voted. If you vote by telephone or online, you do not need to sign and mail a proxy card.
▪
Voting Through Your Broker: If your shares are held through a broker, bank, or other nominee (commonly referred to as held in “street name”), you will receive instructions from them that you must follow to have your shares voted.

If you deliver a proxy card by mail or vote by telephone or online, the proxy holders will vote your shares in accordance with the instructions that you provide. If you do not specify how to vote your shares, the proxy holders will vote them (i) “FOR” each of the nominees for director named herein, (ii) “FOR” the ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2027, (iii) “FOR” approval of, as an advisory vote, the compensation for the Named Executive Officers, and (iv) in accordance with the recommendations of our Board of Directors, or, if no recommendation is given, in the discretion of the proxy holders, on any other business at the Annual Meeting.
How Are Votes Counted
We will appoint a third-party tabulator and inspector of election at the Annual Meeting. The tabulator and inspector of election will collect all proxies and ballots and tabulate the results.
Revoking Your Proxy
You may revoke your proxy at any time before the Annual Meeting by:
▪
sending a written notice of revocation to the Secretary of Lattice Semiconductor Corporation, at our principal executive offices, located at 5555 NE Moore Court, Hillsboro, Oregon 97124, that is received before the deadline stated in your proxy materials;

▪	entering a new vote by telephone, online or by submitting a properly signed proxy card with a later date that is received before the deadline stated in your proxy materials; or
▪	voting online at the Annual Meeting.
Vote Required for the Proposals
The votes required to approve the proposals to be considered at the Annual Meeting are as follows:
Proposal 1 — Election of Directors. A nominee shall be elected to the Board of Directors if the votes cast “FOR” such nominee’s election exceed the votes cast “AGAINST” such nominee’s election. You may vote “FOR,” “AGAINST,” or “ABSTAIN,” on the proposal to elect nominees to the Board of Directors.
Pursuant to our Corporate Governance Policies, in connection with being nominated by the Board of Directors, each nominee for director has tendered an executed irrevocable conditional resignation. If any director fails to receive the requisite vote for the election of directors, then the Nominating and Governance Committee of the Board of Directors (the “Nominating and Governance Committee”) shall consider the conditional resignation submitted by such director. The Nominating and Governance Committee shall

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recommend to the Board the action to be taken with respect to such conditional resignation, including acceptance or rejection. Within 90 days following certification of the stockholder vote, the Board of Directors will act with respect to such conditional resignation.
Proposal 2 — Ratification of the appointment of our independent registered public accounting firm. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2027, requires the affirmative vote of the holders of a majority of the voting power of our capital stock present in person or represented by proxy and entitled to vote on the subject matter at the Annual Meeting. You may vote “FOR,” “AGAINST,” or “ABSTAIN,” on the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2027.
Proposal 3 — Advisory Vote to Approve Named Executive Officers’ Compensation. Approval of the non-binding, advisory vote on the compensation of the Named Executive Officers requires the affirmative vote of the holders of a majority of the voting power of our capital stock present in person or represented by proxy and entitled to vote on the subject matter at the Annual Meeting. The Board of Directors will consider the outcome of the vote when making future decisions regarding the compensation of the Company’s named executive officers. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on the proposal to approve the compensation of the Named Executive Officers.
Quorum; Abstentions; and Broker Non-Votes
The holders of a majority of the voting power of the capital stock issued and outstanding on the Record Date and entitled to vote at the Annual Meeting, present online at the Annual Meeting or represented at the Annual Meeting by proxy, will constitute a quorum. A quorum must be present in order to hold the Annual Meeting and to conduct business. Your shares are counted as being present if you vote online at or before the Annual Meeting, by telephone, or by submitting a properly executed proxy card.
Abstentions are counted as shares present at the Annual Meeting for purposes of determining whether a quorum exists. Abstentions have no effect on Proposal 1, the election of directors. Because abstentions will be included in tabulations of shares entitled to vote on the subject matter for purposes of determining whether the other proposals have been approved, abstentions have the same effect as negative votes on Proposal 2, the ratification of the appointment of our independent registered public accounting firm, and on Proposal 3, the approval of the Named Executive Officers’ compensation.
If your broker holds your shares in its name (also known as “street name”), your broker is not permitted to vote your shares if it does not receive voting instructions from you on any matters that are not “routine” matters. Proposal 2, the ratification of the appointment of our independent registered public accounting firm is the only routine matter being presented at the Annual Meeting. Shares that are not permitted to be voted by your broker are called “broker non-votes.” Under the Delaware General Corporation Law, broker non-votes count as being present for purposes of determining whether a quorum of shares is present at a meeting but are not counted for purposes of determining the number of votes cast for or against a proposal. Broker non-votes will not affect the outcome of any matter being voted at the Annual Meeting, assuming that a quorum is obtained.

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How Can I Participate in the Virtual Annual Meeting?
To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/LSCC2026 and enter your 16-digit control number as indicated. You can find your 16-digit control number on your proxy card or on the instructions that accompanied your proxy materials. You will be able to log into the virtual meeting platform beginning at 12:45 p.m. Pacific Time on May 1, 2026. The Annual Meeting will begin promptly at 1:00 p.m. Pacific Time. We encourage you to log in and ensure you can hear streaming audio prior to the Annual Meeting start time.
The virtual meeting platform is supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong internet connection wherever they intend to participate in the Annual Meeting.
If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform, type your question into the “Ask a Question” field and click “Submit.” Questions pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. We reserve the right to edit profanity or other inappropriate language in questions, and questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to Annual Meeting matters and, therefore, will not be answered. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. In the event we are not able to address any questions appropriately related to the business of the Company due to time constraints, we will aim to address them at an upcoming financial results conference call.
If you encounter any difficulties accessing the Annual Meeting during check-in, please call the technical support number that will be posted on the virtual meeting platform’s log-in page.
Important Notice Regarding the Availability of Proxy Materials
In accordance with Securities and Exchange Commission (“SEC”) rules, we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On or about March 18, 2026, we commenced mailing of the Notice to our stockholders (other than those who had previously requested electronic or paper delivery) containing instructions on how to access our proxy materials, including this Proxy Statement and our Annual Report. The Notice sets forth instructions on how to vote over the Internet and also how to request paper copies if that is your preference.
This process is designed to provide stockholders with easy access to our proxy materials, while reducing the printing, distribution, and environmental costs of the proxy process. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice.
Eliminating Duplicative Proxy Materials
To reduce the expense of delivering duplicate voting materials to our stockholders who may hold shares of Company common stock in more than one stock account, we are delivering only one set of our proxy materials to certain stockholders, as of the Record Date, who share an address, unless otherwise requested. A separate proxy card is included in the voting materials (either electronically or by mail, as applicable) for each of these stockholders.

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We will promptly deliver, upon written or oral request, a separate copy of the Annual Report or this Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered. To obtain an additional copy, you may write us at Lattice Semiconductor Corporation, 5555 NE Moore Court, Hillsboro, Oregon 97124, Attn: Investor Relations, or contact our Investor Relations department by telephone at (408) 626-6120.
Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may contact us at the address or telephone number specified above to request that only a single copy of these materials be delivered to your address in the future. Stockholders sharing a single address may revoke their consent to receive a single copy of our proxy materials in the future at any time by contacting our distribution agent, Broadridge. Upon written or oral request, Broadridge will coordinate the prompt delivery of a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of documents was delivered. If you and another stockholder of record with whom you share an address participate in householding and you wish to receive an individual copy of our Proxy Materials now or discontinue your future participation in householding, please contact Broadridge Financial Solutions, Inc. toll-free at 1-866-540-7095 or by writing to Broadridge Financial Solutions, Inc., Attn: Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
Incorporation by Reference
To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any other filing of the Company with the SEC, the sections of this Proxy Statement entitled “Audit Committee Report” and “Compensation Committee Report” shall not be deemed to be so incorporated (to the extent permitted by the rules of the SEC), unless specifically provided otherwise in such filing.
Stockholder List
A list of stockholders entitled to vote at the Annual Meeting will be available for examination by stockholders of record at www.virtualshareholdermeeting.com/LSCC2026 during the Annual Meeting.

FURTHER INFORMATION

We will provide without charge to each stockholder solicited by these proxy solicitation materials a copy of our Annual Report upon request of such stockholder made in writing to Lattice Semiconductor Corporation, 5555 NE Moore Court, Hillsboro, Oregon 97124, Attn: Investor Relations. We will also furnish any exhibit to the Annual Report if specifically requested in writing. You can also access our SEC filings, including our Annual Report, on the SEC website at www.sec.gov.

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PROPOSAL ONE
ELECTION OF DIRECTORS
Nominees
At the recommendation of the Nominating and Governance Committee of the Board of Directors, the Company will be nominating eight directors at the Annual Meeting for one-year terms ending in 2027. Your shares will be voted as you specify when providing your proxy. If you do not specify how you want your shares voted when you provide your proxy, we will vote your shares for the election of the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for the nominee, we will vote your shares for that other person.
The Company’s goal is to assemble a Board that operates cohesively and works with management in a constructive way to deliver long-term value to our stockholders. We believe that the nominees set forth below possess valuable experience to guide the Company in the best interests of our stockholders. The director nominees, all of whom are current directors of the Company, consist of individuals with proven records of professional success. They are collegial, independent in their thinking, and committed to the work necessary to be informed about our industry, the Company, and its key stakeholders. Most of our director nominees have broad technology sector experience, including expertise in semiconductor technology, innovation, and strategy. Several members of our Board are current or former chief executive officers, providing the Board with practical understanding of how large organizations operate, and resulting strategy and risk management.
The following briefly describes each of the individuals nominated for election at the Annual Meeting. In addition, a description of the specific experience, qualifications, attributes, and skills that led our Board of Directors to conclude that each of the nominees should serve as a director follows the biographical information of each nominee below. For further information regarding the specific skills and qualities of the director nominees, see the section entitled “Corporate Governance and Other Matters – Director Qualifications, Skills and Experiences.” There are no arrangements or understandings between any director or nominee and any other person or entity other than the Company pursuant to which the director or nominee receives compensation, was nominated, or serves as director. There are no family relationships among any of the nominees, our directors, or executive officers. There are no material proceedings to which nominees, directors, executive officers or 5% stockholders are adverse to the Company. There have been no legal proceedings involving the nominees, directors, or executive officers during the last ten years that the Company believes are material to such person’s integrity or ability to serve as an officer or director.

Name	Age	Director Since
Douglas Bettinger(3)	58	2022
Que Thanh Dallara(2)	52	2023
John Forsyth(1)(2)	52	2023
Mark Jensen(3)	75	2013
James Lederer(2)	65	2018
D. Jeffrey Richardson(1)(2)	61	2014
Elizabeth Schwarting(1)	62	2023
Ford Tamer	64	2024

(1)	Member of the Nominating and Governance Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Audit Committee.

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Biographical Information

Douglas Bettinger, 58, has served as a director of the Company since December 2022. Mr. Bettinger is Executive Vice President and Chief Financial Officer at Lam Research Corporation, a manufacturer and provider of wafer fabrication equipment and services to the semiconductor industry. In this role, he oversees Lam’s finance, tax, treasury, and investor relations organizations. Prior to joining Lam in 2013, Mr. Bettinger was the Senior Vice President and Chief Financial Officer of Avago Technologies Ltd. (currently Broadcom Inc.) and held a variety of executive finance positions with Xilinx, Inc., 24/7 Customer, and Intel Corp. Mr. Bettinger also sits on the Board of Industry Leaders of SEMI, an industry association focused on the semiconductor industry’s design, manufacturing and supply chain. He holds a Bachelor’s degree in economics from the University of Wisconsin in Madison, and an MBA degree in finance from the University of Michigan.

Mr. Bettinger brings to the Company more than 30 years of financial and operational experience in the semiconductor industry.

Que Thanh Dallara, 52, has served as a director of the Company since November 2023. Since May 2022, Ms. Dallara has been the Executive Vice President and Operating Unit President of the global Diabetes Operating Unit at Medtronic plc, a global leader in medical technology. Prior to joining Medtronic, from October 2018 to April 2022, Ms. Dallara was the President and Chief Executive Officer of Honeywell Connected Enterprise, Honeywell International, Inc.’s software business. From January 2017 to October 2019, Ms. Dallara was Senior Vice President and Chief Commercial Officer of Honeywell, leading its efforts in strategy, marketing, sales excellence, pricing, product innovation, including enterprise software, data analytics and IoT solutions. Prior to Honeywell, Ms. Dallara held various executive roles at TE Connectivity Ltd., Microsoft Corporation, McKinsey & Company, and Telstra Group Limited. Ms. Dallara earned an MBA from Institut Européen d’Administration des Affaires (INSEAD), a Bachelor of Science in applied mathematics, and a Bachelor of Commerce in finance from The University of New South Wales, Sydney, Australia.

Ms. Dallara brings to the Company over 20 years of general management and enterprise transformation experience in multiple industries globally.

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John Forsyth, 52, has served as a director of the Company since November 2023. Since January 2021, Mr. Forsyth has been the Chief Executive Officer, President, and a member of the board of directors at Cirrus Logic, Inc., a leading supplier of low-power, high-precision mixed-signal processing solutions for mobile and consumer applications. Prior to assuming the role of CEO, Mr. Forsyth was instrumental in driving Cirrus Logic’s product strategy as President, Chief Strategy Officer from June 2018 to January 2021, and Vice President of Marketing from August 2014 to June 2018. Mr. Forsyth also served as Vice President of Audio Products at Wolfson Microelectronics, which was acquired by Cirrus Logic in 2014. Prior to joining Wolfson in 2012, Mr. Forsyth led product development and strategy in several technology companies, including serving as chief technical officer of the Symbian Foundation and as vice president of strategy at Symbian Software. Mr. Forsyth earned his undergraduate degree from the University of Glasgow.

Mr. Forsyth brings to the Company extensive management experience and knowledge of the semiconductor industry.

Mark Jensen, 75, has served as a director of the Company since June 2013. Mr. Jensen served as an executive of Deloitte & Touche LLP until his retirement in June 2012. He held a variety of positions, including U.S. Managing Partner-Audit and Enterprise Risk Services, Technology Industry and U.S. Managing Partner-Venture Capital Services Group. Prior to joining Deloitte & Touche LLP, Mr. Jensen was the Chief Financial Officer of Redleaf Group. Earlier in his career, Mr. Jensen was an executive at Arthur Andersen LLP and served as the Managing Partner of the firm’s Silicon Valley Office and leader of the firm’s Global Technology Industry Practice. Mr. Jensen currently serves on the board of Wolfspeed since May 2025. Mr. Jensen served on the boards of directors of Chrome Holding Co. (formerly 23andMe Holding Co.) from October 2024 to December 2025, Exabeam, Inc. from 2022 to 2024, a cybersecurity company offering security analytics, Unwired Planet, Inc. (formerly Openwave Systems Inc.) from 2012 to 2015, Control4 Corporation from 2015 to 2019, and ForeScout Technologies, Inc. from 2013 to 2020.

Mr. Jensen brings to the Company business experience in a number of advanced technology industry segments and substantial financial expertise. Mr. Jensen has experience in executive management derived from his service as an executive officer, as the managing partner of a significant practice of a major accounting firm and service as a member of a public company board of directors.[1]

1
In connection with his attainment of age 75, the retirement age specified in the Company’s Corporate Governance Guidelines, the Board determined it was in the best interest of the Company and its stockholders to approve a waiver to permit Mr. Jensen to stand for re-election at the 2026 Annual Meeting.

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James Lederer, 65, has served as a director of the Company since March 2018. Mr. Lederer is an executive with decades of experience leading a preeminent company in the semiconductor industry. He served as an Executive Vice President and Officer of Qualcomm Technologies, Inc., a leading wireless technology company, including the dual Chief Financial Officer & Chief Operating Officer roles for Qualcomm CDMA Technologies (QCT), its semiconductor division, from 2008 until his retirement in January 2014. Prior to that role, he served as Chief Financial Officer of the company’s largest segment and additionally held a variety of senior management positions at Qualcomm, Inc., including Senior Vice President, Finance and Business Operations. Prior to joining Qualcomm in 1997, Mr. Lederer held a number of management positions at Motorola, General Motors and Scott Aviation. Mr. Lederer currently serves on the board of directors of Entegris, Inc. He holds a B.S. degree in Business Administration and an M.B.A. from the State University of New York at Buffalo, where he also serves on the Dean’s Advisory Council for the School of Management.

Mr. Lederer brings to the Company broad management experience from the global semiconductor, mobile and wireless technology industries, including corporate finance, strategic planning, corporate development and worldwide operations.

D. Jeffrey Richardson, 61, has served as a director since December 2014 and as our Board chair since May 2018. Mr. Richardson joined LSI Corporation in 2005 and most recently served as Executive Vice President and Chief Operating Officer until the company’s acquisition by Avago Technologies in May 2014. He earlier served as executive vice president of various LSI divisions, including the Semiconductor Solutions Group, Networking and Storage Products Group, Custom Solutions Group and Corporate Planning and Strategy. Before joining LSI, Mr. Richardson held various management positions at Intel Corporation, including Vice President and General Manager of Intel’s Server Platforms Group, and the company’s Enterprise Platforms and Services Division. Mr. Richardson’s career also includes serving in technical roles at Altera Corporation, Chips and Technologies, and Amdahl Corporation. Mr. Richardson has served on the board of directors of Ambarella Corporation since March 2014, and Kulicke and Soffa Industries, Inc. since May 2020. Mr. Richardson also served on the board of directors of Volterra Corporation from 2011 to 2013 and Graphcore, Ltd from 2021 to 2024.

Mr. Richardson brings to the Company extensive management experience in the advanced technology company environment, including operations, marketing, engineering and strategic transactions.

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Elizabeth Schwarting, 62, has served as a director of the Company since March 2023. From October 2015 to October 2024, Ms. Schwarting was the Principal Member of DBS Ventures, LLC where she served as a consultant and advisor for various audiences relating to the automotive market, including automotive technology (with a special emphasis on ADAS, Automated Driving, Domain Controllers, and Power Electronics for Hybrid and Electric Systems), regulatory trends and business development. From 2009 to 2015, Ms. Schwarting served as Vice President of the Electronic Controls business unit for Delphi Corporation (now Aptiv PLC), an automotive parts company. As a member of the Executive Committee, she led a global team responsible for the Automotive ADAS and Safety Electronics product lines, the Body Electronics and Security product lines as well Power Electronics (for Hybrid and Electric Vehicles). From 1999 to 2009, Ms. Schwarting held several leadership positions at Delphi, including Vice President, Safety Systems, Global Director, Sales and Marketing, and General Motors Global Customer Director. Prior to joining Delphi, Ms. Schwarting held the position of General Manager and Vice President, Strategic Accounts for Eastman Kodak Company within the Consumer Imaging Division. Ms. Schwarting currently serves on the board of directors of Ambarella Corporation.

Ms. Schwarting brings to the Company extensive management experience and knowledge of the automotive industry, a key Company market segment, and governance experience from her service on another public company board.

Ford Tamer, 64, has served as director since joining the Company as President and Chief Executive Officer in September 2024. Mr. Tamer currently sits on the boards of the Semiconductor Industry Association and the Global Semiconductor Association. Prior to joining the Company, Mr. Tamer, served as a Senior Operating Partner of Francisco Partners, a private equity company, which he joined in September 2022. Prior to that, he served as the President and Chief Executive Officer and as a director of Inphi Corporation from February 2012 to April 2021, when it was acquired by Marvell Technology Inc. (“Marvell”). Prior to that, he served as Chief Executive Officer of Telegent Systems, Inc. from June 2010 until August 2011. Prior to joining Telegent, Mr. Tamer was a Partner at Khosla Ventures from September 2007 to April 2010. Mr. Tamer also served as Senior Vice President and General Manager — Infrastructure Networking Group at Broadcom Corporation from June 2002 to September 2007. He served as Chief Executive Officer of Agere Inc. from September 1998 until it was acquired by Lucent Technologies in April 2000, which Lucent then spun out as Agere Systems Inc. in March 2001. Mr. Tamer continued to serve as Vice President of Agere Systems until April 2002. Mr. Tamer served on the board of directors of Marvell from April 2021 until September 2024, Teradyne from November 2021 until May 2025, and Groq Inc. from December 2021 to December 2024. Mr. Tamer holds an M.S. degree and Ph.D. in engineering from Massachusetts Institute of Technology.

Mr. Tamer brings to the Company extensive industry and management experience spanning semiconductors, networking, and enterprise software.

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Vote Required
A nominee shall be elected to the Board of Directors if the votes cast “FOR” such nominee’s election exceed the votes cast “AGAINST” such nominee’s election. You may vote “FOR,” “AGAINST,” or “ABSTAIN,” on the proposal to elect nominees to the Board of Directors.
If any nominee fails to receive the requisite vote for the election of directors, then pursuant to our Corporate Governance Policies, the Nominating and Governance Committee shall consider the irrevocable conditional resignation submitted by such nominee. The Nominating and Governance Committee shall recommend to the Board the action to be taken with respect to such conditional resignation, including acceptance or rejection. Within 90 days following certification of the stockholder vote, the Board of Directors will act with respect to such conditional resignation.
Recommendation
The Board recommends that stockholders vote “FOR” each of the nominees presented herein.

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CORPORATE GOVERNANCE AND OTHER MATTERS
Our Board at a Glance
Our Board comprises a group of highly qualified leaders who bring unique but complementary perspectives to the Company. Through our continuous succession planning process, we seek to maintain a Board with a variety of relevant skills, experiences, and backgrounds, as well as a balanced mix of tenures. Our directors have significant and wide-ranging management experience in areas such as strategy, finance, public company financial reporting, compliance, risk management, and leadership development. Many of our directors also have public company experience serving in senior leadership positions such as chief executive officer, chief operating officer, chief financial officer, or on boards of directors and board committees, and as a result have a deep understanding of corporate governance practices, including risk and management oversight. Additionally, we strive to include directors with experience in our end-user markets and industry.
Director Independence
The Board of Directors has determined that each of our directors and director nominees, except for Mr. Tamer, our President and Chief Executive Officer, is independent within the meaning of the applicable rules and regulations of the SEC and Nasdaq. Furthermore, the Board of Directors has determined that each of the members of each of the committees of the Board of Directors is “independent” under the applicable rules and regulations of the SEC and Nasdaq.
Certain directors are affiliated with entities with which the Company has an indirect commercial relationship, and during the last completed fiscal year, the Company had transactions pursuant to such relationships through distribution channels. Each relationship was analyzed and it was determined that such transactions were in the ordinary course of business and, given the relative sizes of the transactions to the overall respective businesses, none of these relationships were a “material interest” under applicable SEC and Nasdaq regulations, and none were of a nature that would impair such affiliated director’s independence. The directors and entities analyzed are as follows: Mr. Richardson is a director of Kulicke and Soffa Industries, Inc., Mr. Bettinger is Executive Vice President and Chief Financial Officer at Lam Research Corporation, and Ms. Dallara is Executive Vice President and Operating Unit President of the global Diabetes Operating Unit at Medtronic plc.
Board Meetings and Committees
In the last completed fiscal year, the Board of Directors held a total of eight meetings. The independent directors meet regularly without the presence of management. Mr. Richardson, as Chair of the Board of Directors, leads the meetings of independent directors. Each of our current directors attended over 75% of the total number of meetings of the Board of Directors and over 75% of the total number of meetings of the committees of the Board of Directors on which such director served that were held during their tenure.

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Our Board of Directors currently has three primary standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Each of these committees operates under a written charter adopted by the Board of Directors. Copies of each of the committee charters are available on our website, https://www.latticesemi.com, at “About Us—Investor Relations—Corporate Governance.”
Audit Committee
The Audit Committee oversees the accounting and financial reporting process and the external audit process of the Company and assists the Board of Directors in the oversight and monitoring of (i) the integrity of the financial statements of the Company, (ii) the internal accounting and financial controls of the Company, (iii) compliance with legal and regulatory requirements including the intersection with the Company’s ethics and compliance programs, and (iv) the qualifications, performance and independence of the Company’s independent registered public accounting firm and the Company’s internal audit function. In this capacity, the Audit Committee is responsible for appointing the independent registered public accounting firm and the audit engagement partner. In addition, the Audit Committee reviews and approves all work performed by the independent registered public accounting firm including the compensation for such services. The Audit Committee annually evaluates the qualifications, independence, and performance of the Company’s independent registered public accounting firm including the senior audit engagement team and determines whether to reengage the current accounting firm or consider other audit firms.
The Audit Committee meets regularly with management and with our independent registered public accounting firm, which has access to the Audit Committee without the presence of management representatives.
The Audit Committee oversees management’s enterprise risk management process, including the Company’s financial and tax risk exposure, and the Company’s cybersecurity policies, controls, procedures, and risk management program, as well as the governance and risk oversight of artificial intelligence (“AI”) and assesses related financial, operational, and compliance risks, including disclosure considerations and evolving regulatory developments. The Audit Committee also reviews and discusses with management and the independent auditors the Company’s disclosures included in the Company’s SEC filings related to environmental, social and governance matters.
During the last completed fiscal year, the Audit Committee was composed of Mr. Jensen (chair), Robin Abrams, Mr. Bettinger, and Mr. Lederer (member until May 1, 2025). The Audit Committee met eight times in the last completed fiscal year. Our Board of Directors has determined that each of the Audit Committee members meets the financial literacy requirements under applicable Nasdaq rules and that each of the Audit Committee members qualifies as an Audit Committee Financial Expert under applicable SEC rules and as “independent” under the applicable rules and regulations of the SEC and Nasdaq.
Compensation Committee
The Compensation Committee evaluates and, subject to obtaining the agreement of all the independent directors, approves our CEO’s compensation, approves the compensation of our other executive officers, and reviews succession planning for the CEO position. The Compensation Committee also administers our equity plans and handles other compensation matters. During the last completed fiscal year, the Compensation Committee was composed of Mr. Lederer (chair), Mr. Richardson, Ms. Dallara, and Mr. Forsyth. The Compensation Committee met seven times in the last completed fiscal year. Our Board of Directors has determined that each of the Compensation Committee members qualifies as “independent” under the applicable rules and regulations of the SEC and Nasdaq.

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The Compensation Committee annually evaluates and, subject to obtaining the agreement of all the independent directors with respect to the CEO compensation, approves the CEO’s and other executive officers’ compensation, including (i) the annual base salary, (ii) the annual variable compensation program, including the specific goals and target award amounts, (iii) equity compensation, (iv) any employment agreement, severance arrangement, or change in control agreement/provision, and (v) any other benefits, compensation, or arrangements. The Compensation Committee reviews, approves, and recommends to the Board, corporate goals and objectives relevant to the compensation of the CEO, evaluates his or her performance in light thereof, and considers other factors related to the performance of the Company, including accomplishment of the Company’s long-term business and financial goals. The Compensation Committee consults with the CEO regarding executive officer compensation, including the specific goals established for the other executive officers in connection with the annual variable compensation program. The Compensation Committee is also responsible for monitoring and administering the Company’s Compensation Recovery (“Clawback”) Policy.
The Compensation Committee also reviews compensation and benefits plans affecting non-executive employees. We have determined our compensation policies and practices for our employees appropriately manage compensation-related risk and are not reasonably likely to present a material risk to the Company. The entire Board of Directors considers strategic risks and opportunities and regularly receives detailed reports from the committees regarding risk oversight in their areas of responsibility. For further information on risk management see “Corporate Governance and Other Matters—Board Risk Oversight.”
The Compensation Committee has the authority to retain its own compensation consultants and outside legal, accounting and other advisers at the Company’s expense. Such consultants and advisers report directly to the Compensation Committee and the Compensation Committee has the authority to approve the fees payable to such advisers by the Company and other terms of retention. The Compensation Committee does not delegate its authority to such consultants or advisers. Since July 2020, the Compensation Committee has engaged the services of Semler Brossy Consulting Group, LLP (“Semler Brossy”), a compensation consulting firm, and has considered such firm’s input in evaluating compensation trends and best practices, identifying peer group companies and benchmarking compensation data and other aspects of administering the Company’s executive compensation program and equity compensation programs. Semler Brossy serves at the discretion of the Compensation Committee. There were no conflicts of interest between the Company and Semler Brossy or the Company’s legal counsel, Wilson Sonsini Goodrich & Rosati, P.C.
Compensation Committee Interlocks and Insider Participation
During the last completed fiscal year, no interlocking relationships existed between any member of the Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company.
Nominating and Governance Committee
The Nominating and Governance Committee identifies qualified persons to be nominated as director candidates, recommends candidates for all vacant directorships to be filled by the Board of Directors or by the stockholders, reviews and evaluates the performance of the Board of Directors and each committee of the Board of Directors, makes recommendations to the Board of Directors for nominees to the committees of the Board of Directors, and oversees compliance with our corporate governance policies. Each quarter the Nominating and Governance Committee reviews with management the development and disclosure of the Company’s Corporate Stewardship and ESG practices and initiatives. The Nominating and Governance Committee coordinates the Board’s support of these activities with the Audit and Compensation Committees, and coordinates with management on the periodic presentation of these

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practices and initiatives to the Board. During the last completed fiscal year, the Nominating and Governance Committee was composed of Ms. Schwarting (chair), Ms. Abrams (member until May 1, 2025), Mr. Richardson, and Mr. Forsyth. The Nominating and Governance Committee met four times in the last completed fiscal year. Our Board of Directors has determined that each of the Nominating and Governance Committee members qualifies as “independent” under the applicable rules and regulations of the SEC and Nasdaq.
The Nominating and Governance Committee believes that each of the Company’s directors should have certain minimum personal qualifications, including the following:
▪	professional competence, expertise, and diversity of background that is useful to the Company;
▪	the desire and ability to serve as a director and to devote the time and energy required to fulfill the responsibilities of the position successfully;
▪	character, judgment, experience, and temperament appropriate for a director; and
▪	independence, together with personal and professional honesty and integrity of the highest order.
The Nominating and Governance Committee develops recommendations for Board succession planning, including candidate searches and nominee recommendations, committee structure and composition, and provides input on the design of the Board itself. The Nominating and Governance Committee evaluates candidates for nomination on the basis of their individual qualifications, and also on the basis of how such individuals would provide valuable perspective or fill a need on the Board of Directors. Factors in such determination include:
▪	the current size and composition of the Board of Directors;
▪	the independence of the Board of Directors and its committees;
▪	the presence on the Board of Directors of individuals with expertise in areas useful to the Company;
▪	the diversity of individuals on the Board of Directors, including their personal characteristics, experiences, and backgrounds;
▪	the number of other boards on which the candidate serves; and
▪	such other factors as the committee or the Board of Directors consider significant.
The Nominating and Governance Committee believes that it is necessary for each of the Company’s directors to possess many qualities and skills. The Nominating and Governance Committee typically seeks individuals with extensive experience and who bring a broad range of competencies to the role. When searching for new candidates, the Nominating and Governance Committee considers the evolving needs of both the Company and the Board and searches for candidates that fill any current or anticipated future gap. The Board and the Nominating and Governance Committee believe that it is essential that the members of our Board of Directors represent diverse viewpoints, background, and experiences and considers or seeks candidates considering the communities, geographies, and demographics in which we operate. In considering candidates for the Board, the Nominating and Governance Committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, an individual’s contributions to the Board of Directors are also considered. For further description of the current Board of Directors’ qualifications, skills and experiences, please see “Corporate Governance and Other Matters—Director Qualifications, Skills and Experiences.”

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The Nominating and Governance Committee will consider candidates for our Board of Directors who have been suggested by its members, other members of the Board of Directors, our senior management, individuals personally known to members of our Board, and our stockholders.
From time to time, the Nominating and Governance Committee may solicit proposals for candidates from interested constituencies or may use paid third-party search firms to identify candidates. The Nominating and Governance Committee evaluates candidates in the same manner regardless of how such candidates are brought to the attention of the Nominating and Governance Committee.
Process for Stockholders to Recommend Candidates for Election to the Board of Directors
Stockholders who wish to submit names of candidates to our Board of Directors for consideration by the Nominating and Governance Committee should do so in writing, addressed to the Nominating and Governance Committee, c/o Secretary, Lattice Semiconductor Corporation, 5555 NE Moore Court, Hillsboro, Oregon 97124, and should include the following information:
▪	a statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Governance Committee;
▪	the name and contact information for the candidate and the stockholder proposing the candidate;
▪	a statement of the candidate’s occupation and background, including education and business experience;
▪	information regarding each of the factors listed above, sufficient to enable the Nominating and Governance Committee to evaluate the candidate;
▪
a statement detailing (i) any relationship or understanding between the candidate and the Company, or any customer, supplier, competitor, or affiliate of the Company; and (ii) any relationship or understanding between the candidate and the stockholder proposing the candidate for consideration, or any affiliate of such stockholder; and

▪	a statement that the candidate is willing to be considered for nomination by the Nominating and Governance Committee and willing to serve as a director if nominated and elected.
Additional information may be requested by the Nominating and Governance Committee as appropriate.
In addition, our bylaws permit stockholders to nominate individuals to stand for election to our Board of Directors at an annual stockholders’ meeting. Stockholders wishing to submit nominations must notify us of their intent to do so on or before the date specified under “Stockholder Proposals—Other Stockholder Proposals and Director Nominations.” Such notice must include the information specified in our bylaws, a copy of which is available from our corporate secretary upon written request or can be found filed as an exhibit to our Annual Report, available at www.sec.gov, or on our website. In addition to the requirements in our bylaws, in order to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by the Exchange Act no later than 60 days prior to the anniversary date of the Annual Meeting.

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Annual Meeting Attendance
Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meetings of stockholders, directors are encouraged to attend. Nine directors attended the 2025 Annual Meeting of Stockholders.
Board Evaluation
The Company is committed to providing transparency regarding our Board and committee evaluation process. The Nominating and Governance Committee Chair leads the Board’s self-evaluation process, which may vary year to year but generally requires each director to complete a comprehensive evaluation of the performance and effectiveness of the Board as a whole and each committee on which the director serves, and to provide peer-to-peer feedback for each member of the Board of Directors. The feedback solicited includes: the effectiveness and performance of the Board and committees; Board and committee composition and refreshment; timing, agenda, and content of Board and committee meetings; Board dynamics and function; peer reviews of other members; access to and performance of management; and Board and executive succession planning. The results of the directors’ evaluations, supplemented with third-party data, are consolidated and presented to the Nominating and Governance Committee along with areas for enhancement of Board practices. On the basis of the feedback provided during the annual Board and committee evaluation, the Board and each committee determine changes to Board and committee processes and procedures, as appropriate.
Stockholder Communication with the Board of Directors
Stockholders may communicate with the Board of Directors by writing to us c/o Secretary, Lattice Semiconductor Corporation, 5555 NE Moore Court, Hillsboro, Oregon 97124. Stockholders who would like their submission directed to a member of the Board of Directors may so specify, and the communication will be forwarded, as appropriate.
Commitment to Stockholder Engagement
The Company maintains an active dialogue with its stockholders to ensure a diversity of perspectives is thoughtfully considered on issues including strategy, risk, succession planning, compensation practices, and a broad range of corporate stewardship matters. As part of its 2025 stockholder outreach, we conducted outreach to stockholders representing approximately 80% of our outstanding shares and held discussions with stockholders representing approximately 53% of our outstanding shares to discuss a wide variety of topics. The Nominating and Governance Committee assesses potential updates to our corporate governance practices and policies based on this feedback. To communicate broadly with our stockholders, we also seek to transparently share information relevant to our stockholders through our Investor Relations website, our Annual Report, and this Proxy Statement. See “2025 Say-on-Pay Vote and Stockholder Outreach” in Executive Compensation for more information on our 2025 stockholder engagement.

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Independent Chair and Board Leadership
The Board’s leadership structure consists of an independent chair (“Board Chair”). We separate the positions of Chief Executive Officer (“CEO”) and Board Chair in recognition of the differences between the two roles. The Board believes this structure provides independent Board leadership and engagement.
Given that our Chair is an independent director, the Board does not feel the need for a separate “lead independent director,” as our independent Chair performs that function. The Board takes its independence seriously and reinforces this standard with seven of the eight director nominees being independent.
Board Risk Oversight
The Board oversees the Company’s enterprise risk management framework, with our CEO and management responsible for day-to-day identification, assessment, and mitigation of risks. The Board carries out its oversight responsibilities directly and through its committees, each of which focuses on specific risk areas within its charter.
The Audit Committee has primary oversight of the Company’s enterprise risk management processes. Management provides the Audit Committee with periodic updates regarding major risks and mitigation efforts. Throughout the year, and at least annually, the Board and the Audit Committee each review the steps management has taken to monitor and mitigate risks to the Company. The Audit Committee also regularly meets with Company compliance personnel to assess compliance issues facing the Company. The Board or the Audit Committee also requests, when appropriate, that management conduct additional review of, or reporting on, select enterprise risks. In 2025, oversight of risks related to artificial intelligence was added to the responsibilities of the Audit Committee.
The Compensation Committee oversees risk management relating to the Company’s compensation policies and practices, including whether such policies encourage inappropriate risk-taking. The Compensation Committee also oversees organizational risks, including leadership succession, talent capacity, capabilities, attraction, retention, and culture, and regularly engages with outside advisors to benchmark best practices for compensation program design and effectiveness.
The Nominating and Governance Committee oversees risks related to Board composition and effectiveness, including director succession planning, Board and committee structure and composition, overall governance practices, and corporate stewardship matters.
Cybersecurity Risk Oversight
Cybersecurity is an important component of the Board’s risk oversight responsibilities. The Audit Committee oversees the Company’s cybersecurity risk management program and receives reports from management at least quarterly regarding cybersecurity risks, incidents, and mitigation efforts. The full Board receives periodic updates on cybersecurity matters and emerging threats, and reviews our cybersecurity program annually.
We take a proactive approach to cybersecurity risk management and maintain administrative, technical, and physical safeguards designed to protect our information systems and respond to cybersecurity threats and cybersecurity incidents. These include enhanced firewalls, third-party cybersecurity monitoring, and mandatory cybersecurity training for all employees during the year. The Company maintains a zero-trust cybersecurity architecture, and continues to enhance its cybersecurity

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infrastructure. Our cybersecurity risk management process is evaluated by internal and external cybersecurity experts, and the material results of those reviews are reported to senior management and the Board and Audit Committee as part of their oversight role. The Company engages third-party cybersecurity subject matter experts as part of its continuing efforts to evaluate and enhance the effectiveness of its cybersecurity policies and processes. The Company also regularly updates its incident response plan and conducts cybersecurity incident tabletop and red team exercises. The Audit Committee regularly briefs the entire Board on these matters, and the Board also receives periodic briefings on cybersecurity threats in order to enhance our directors’ literacy on cyber issues.
Insider Trading Policy and Hedging Policy
The Company has adopted an Insider Trading Policy governing the purchase, sale, and other dispositions of the Company’s securities by its directors, officers, employees and other individuals associated with the Company that it believes is designed to promote compliance with insider trading laws, rules and regulations, and any applicable listing standards. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable exchange listing requirements.
The Company’s Insider Trading Policy prohibits our directors, officers, employees and certain agents (such as consultants and independent contractors) from engaging in short sales of our securities, transactions in publicly traded options (such as puts and calls) or other derivative securities with respect to our securities, and hedging transactions. These individuals are also prohibited from trading our securities while in possession of material nonpublic information, trading the securities of our customers, suppliers, competitors, potential acquisitions, or partners while in possession of material nonpublic information, holding our securities in margin accounts, and pledging our securities as collateral for loans.
Corporate Stewardship
We conduct our business in a principled, transparent, and accountable manner. We focus our efforts where we can have the most positive impact on our business and society and are committed to managing the risks and opportunities that arise from stewardship matters. We publish an annual Corporate Stewardship Report, available on our investor website, which details our corporate stewardship and environmental, social, and governance efforts.
Board Oversight of Corporate Stewardship
Our Board oversees corporate stewardship matters, including environmental, social, and governance risks and opportunities, through its committee structure and ongoing engagement with management. The Board believes that effective corporate stewardship and sustainable business practices reduce business risk and advance the long-term goals and objectives of our stakeholders. Starting with our core pursuit of technology and product leadership in low power consumption devices, our corporate stewardship approach spans across our operations, supply chain, and external engagement. The Board has delegated primary oversight of our corporate stewardship efforts to the Nominating and Governance Committee, which is reflected in its committee charter. The Nominating and Governance Committee coordinates corporate stewardship oversight activities with the Audit Committee and Compensation Committee as appropriate. The Audit Committee oversees required disclosures in SEC filings and related internal controls. The Compensation Committee reviews workforce-related matters and the alignment of executive compensation with corporate stewardship objectives, where applicable. The Company’s Corporate Stewardship Steering Committee, comprised of senior executives, supports the implementation of stewardship initiatives and reports periodically to the Nominating and Governance Committee and the Board.

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Corporate Stewardship Governance Structure

Board of Directors
Nominating and Governance, Audit, and Compensation Committees
CEO & Executive Leadership Team
Steering Committee
Chief Financial Officer	SVP, Global Operations & Quality	Chief People Officer	General Counsel	Chief Strategy & Marketing Officer
Environmental	Environmental & Social	Social	Governance	Governance
▪ Facilities ▪ Energy Consumption ▪ GHG Emissions ▪ Health & Safety	▪ Supply Chain ▪ Vendor/Supplier Management ▪ ISO 14001 Environmental Management System (EMS)	▪ Employee Engagement ▪ Compensation ▪ Talent Acquisition ▪ Training & Development ▪ Giving & Volunteering	▪ Legal ▪ Compliance ▪ Stockholder Rights and Engagement ▪ SEC Disclosure	▪ Transparency & Communications ▪ Corporate Stewardship Report

Environmental, Social, and Governance
Our annual Corporate Stewardship Report details our environmental, social, and governance initiatives and is located at https://www.latticesemi.com/About/ESG. Our Corporate Stewardship Report, related materials, and our website are not incorporated by reference in, and are not part of, this Proxy Statement.
Environmental
We believe that a commitment to environmental stewardship and sustainable natural resource consumption benefits us and our stakeholders. As the low power programmable leader in power efficient, long-lifespan programmable products, sustainability is a core guiding principle for our product innovation. Our products help customers achieve designs with lower energy consumption, less waste due to our product longevity, and more compact footprints. In furtherance of our environmental initiatives, we focus on product sustainability, operational excellence, and supply chain management. With innovative process technology and design, we seek to enhance sustainability through the products we provide to our customers. Additionally, we continue assessing climate risks and opportunities and broaden disclosures where applicable.
Social
Across our global workforce we foster a collaborative, inclusive, and innovative work environment, and invest in giving back to our local communities. In furtherance of our social initiatives, we focus on our people, the communities in which we operate, and our corporate culture. We believe that good connections with our customers and our people lead to positive results for us. We work to do business

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consistent with our core values and seek to provide a workplace where each employee feels empowered to do so as well. We believe aspiring to better connections both in and out of the workplace has empowered us to better retain our employees and serve our communities.
Governance
We believe that we should govern ourselves in a way that encourages employees at every level to do it right, the first time. We pursue this commitment through focusing on our governance principles, ethical standards, continuous improvement, and by striving to be connected to industry practices and our stockholders. Through both formal governance practices and informal commitments to ethical culture, we believe we can operate a company that better serves its stakeholders. We hold our employees, officers, and Board members to the highest standards and expect accountable transparency and integrity in all we do. Our Board is committed to representing the interests of all our stakeholders and is held to a strict set of principles that align with governance best practices. In 2025, we further integrated corporate stewardship considerations into our strategy, operations, and enterprise risk management framework. We also engaged directly with investors, analysts, and customer stewardship teams on relevant topics. Highlights of our governance focus:
▪	Commitment to integrity and transparency.
▪	We value our stockholders’ governance views and solicit governance feedback from our stockholders every year.
▪	Regularly consider the governance and stewardship policies and recommendations of Institutional Shareholder Services, Glass-Lewis, and significant stockholders.
▪	We operate in our stakeholders’ interests and follow applicable laws and best practices for governance.

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Director Qualifications, Skills, and Experience
The Nominating and Governance Committee has determined that it is important for an effective Board to have directors with a complementary balance of qualifications, skills, and experience. In addition to the periodic education provided to directors during meetings on topics identified by the Nominating and Governance Committee, all members of our Board have the opportunity to attend external director education programs to assist them in remaining current with best practices and developments in corporate governance, as well as enhance their skills relevant to the Company. The table below sets forth certain qualifications, skills, and experience of our non-employee director nominees.

Skills	Douglas Bettinger	Que Thanh Dallara	John Forsyth	Mark Jensen	James Lederer	D. Jeffrey Richardson	Elizabeth Schwarting
Industry-related skills
FPGA Industry Experience	■					■
Semiconductor Technology/Ecosystem	■		■	■	■	■	■
International Business Experience – Asia	■	■	■		■	■	■
International Business Experience – Europe		■	■		■	■	■
Domestic Business Experience – North America	■	■	■	■	■	■	■
Customer Segments
Communications	■	■	■		■	■
Data Centers/Cloud	■	■				■
Industrial	■	■			■	■	■
Consumer	■	■	■		■	■	■
Automotive		■	■		■		■
Trends in Customer-Facing Technologies
Software		■	■	■	■		■
Edge Computing		■	■		■		■
Artificial Intelligence/Machine Learning/Machine Learning Infrastructure	■	■	■				■
General Business Skills
Human Resource Management and Compensation	■	■	■	■	■	■	■
Product Development Management and Compensation		■	■		■	■	■
Sales & Distribution		■	■		■	■	■
Supply Chain & Manufacturing	■	■	■		■	■	■
IT/CIO/Cybersecurity	■	■	■	■	■
Investor/Banking	■	■	■		■
Public Company Experience	■	■	■	■	■	■	■
Board and Committee Governance	■		■	■	■	■	■
Financial Literacy	■	■	■	■	■	■	■
Mergers & Acquisitions/Organizational Change	■	■	■	■	■	■	■
Strategy Development	■	■	■		■	■	■
Executive level responsibility for Company Growth (“recent enough”)	■	■	■		■	■	■

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Board Demographics
The Nominating and Governance Committee of the Board of Directors is committed to continuing to identify, recruit, and retain highly qualified directors and director candidates with diverse experiences, tenures, perspectives, and backgrounds to join and remain on our Board of Directors. The graphics below summarize the age, tenure, independence, and gender of our director nominees as of the Annual Meeting date.

Age

3
4
1
50s
60s
70s

Average Age: 60

Tenure

5
1
2
0-4 yrs
5-10 yrs
11+ yrs

Average Tenure: 6 years

Independence

87%
Independent
Independent
Not Independent

7 of 8 director nominees are independent

Gender

25%
Women
Women
Men

2 of 8 director nominees are women

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DIRECTOR COMPENSATION
Director Compensation Table
The following table sets forth information concerning compensation of our non-employee directors for the last completed fiscal year.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Total ($)
Richardson, D. Jeffrey	170,000	219,965(2)	389,965
Abrams, Robin	91,667	219,965(3)	311,632
Bettinger, Douglas	90,000	219,965(4)	309,965
Dallara, Que Thanh	90,000	219,965(5)	309,965
Forsyth, John	95,000	219,965(6)	314,965
Jensen, Mark	110,000	219,965(7)	329,965
Lederer, James	108,333	219,965(8)	328,298
Schwarting, Elizabeth	95,000	219,965(9)	314,965

(1)	The chart below summarizes the gross cash amounts earned by non-employee directors for service during the last completed fiscal year on the Board and its committees:

Name	Annual Board Service ($)*	Audit Committee ($)	Compensation Committee ($)	NG Committee ($)	Total ($)
Richardson, D. Jeffrey	155,000	—	10,000	5,000	170,000
Abrams, Robin	80,000	10,000	—	1,667	91,667
Bettinger, Douglas	80,000	10,000	—	—	90,000
Dallara, Que	80,000	—	10,000	—	90,000
Forsyth, John	80,000	—	10,000	5,000	95,000
Jensen, Mark	80,000	30,000	—	—	110,000
Lederer, James	80,000	3,333	25,000	—	108,333
Schwarting, Elizabeth	80,000	—	—	15,000	95,000

*	Reflects pro-rata amounts for Board service and service on the respective committees during the fiscal year.
(2)	The aggregate number of shares underlying unvested stock awards held by Mr. Richardson as of the end of the last completed fiscal year was 4,193.
(3)	The aggregate number of shares underlying unvested stock awards held by Ms. Abrams as of the end of the last completed fiscal year was 4,193.
(4)	The aggregate number of shares underlying unvested stock awards held by Mr. Bettinger as of the end of the last completed fiscal year was 4,193.
(5)	The aggregate number of shares underlying unvested stock awards held by Ms. Dallara as of the end of the last completed fiscal year was 4,193.
(6)	The aggregate number of shares underlying unvested stock awards held by Mr. Forsyth as of the end of the last completed fiscal year was 4,193.
(7)	The aggregate number of shares underlying unvested stock awards held by Mr. Jensen as of the end of the last completed fiscal year was 4,193.

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(8)	The aggregate number of shares underlying unvested stock awards held by Mr. Lederer as of the end of the last completed fiscal year was 4,193.
(9)	The aggregate number of shares underlying unvested stock awards held by Ms. Schwarting as of the end of the last completed fiscal year was 4,193.
Narrative Discussion to Director Compensation Table
The Company compensates its non-employee directors through a combination of cash retainers and equity awards.
Cash Retainers
The cash retainers are comprised of annual retainers for service on the Board of Directors and additional amounts for chair and committee memberships for its standing committees as follows for the last completed fiscal year:

Role	Annual Retainer ($)
Board Service	80,000
Board Chair	75,000
Audit Committee Chair	20,000
Compensation Committee Chair	15,000
Nominating and Governance Committee Chair	10,000
Audit Committee Member	10,000
Compensation Committee Member	10,000
Nominating and Governance Committee Member	5,000

Annual Equity Grant
Directors receive an annual RSU award following the annual meeting of stockholders with a target value of $220,000 (the “Board Grant Target Value”). The number of RSU’s granted is determined by dividing the Board Grant Target Value by the fair market value of a share of common stock on the grant date (“Annual Board RSU Grant”). The RSU’s awarded in the Annual Board RSU Grant vest on the first anniversary of the grant date, provided that the director continues to serve as a director on such date. If a non-employee director is appointed to the Board other than at the Annual Meeting of Stockholders, the director receives a prorated RSU award on the 30th day following their appointment, equivalent to the Annual Board RSU Grant multiplied by a fraction with (i) the numerator equal to 12 minus the number of months completed since the Company’s last annual meeting of stockholders on the effective date of the non-employee director’s appointment, and (ii) the denominator equal to 12.
Change in Control and Compensation Limits
In the event of a change in control, unvested RSUs held by non-employee directors generally vest in full effective immediately prior to the change in control. Total compensation payable to any non-employee director for service as a director may not exceed $500,000 per fiscal year, or $750,000 for the first fiscal year of Board service. Compensation, including equity awards, received in another capacity (e.g., as an employee or consultant), will not count for purposes of these limits.

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PROPOSAL TWO
RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has approved the appointment of Ernst & Young LLP (“EY”) to act as our independent registered public accounting firm for the fiscal year ending January 2, 2027. Although ratification is not legally required, we are asking stockholders to ratify the appointment of EY as our independent registered public accounting firm for our current fiscal year in the interest of good corporate governance.
Representatives of EY have been invited and are expected to attend the Annual Meeting, will be given the opportunity to make a statement if they wish to do so, and are expected to be available to respond to appropriate questions.
Audit and Related Fees
As required under its charter, the Audit Committee reviewed and preapproved the proposed fees to be charged by EY for audit and permissible non-audit services and ratified any increase in fees resulting from an increase in the scope of work to be performed. In its review of non-audit services, the Audit Committee considered whether the provision of such services was compatible with maintaining the independence of EY. The following table sets forth the fees for professional audit services rendered by EY for the audit of the Company’s annual financial statements for fiscal years 2025 and 2024, and fees billed for other services rendered by EY during those periods.

	2025 ($)	2024 ($)
Audit fees(1)	2,071,649	3,003,870
Tax fees(2)	29,684	263,595
All other fees(3)	—	488,500
Total	2,101,333	3,755,965

(1)
This category includes fees for the audit of the annual financial statements included in our Annual Report on Form 10-K, review of the quarterly financial statements included in our quarterly reports on Form 10-Q, audit of our internal controls, issuance of consents and assistance with and review of documents filed with the SEC, and for statutory audits of certain of our international subsidiaries.

(2)	This category includes fees billed for tax compliance, tax planning and tax advice.
(3)	This category includes fees billed for S-8 registration due diligence services and strategic transaction analysis services.

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Preapproval of Audit and Non-Audit Services
The Audit Committee reviews and approves in advance all audit and non-audit services provided by the Company’s independent registered public accounting firm (or subsequently approves non-audit services in those circumstances where a subsequent approval is necessary and permissible). In this regard, the Audit Committee has the sole authority to approve the retention and termination of the independent registered public accounting firm, and to determine all audit and non-audit engagement fees and terms with the independent registered public accounting firm.
The Audit Committee appoints the independent registered public accounting firm annually. Before appointing EY as our independent registered public accounting firm for the fiscal year ending January 2, 2027, the Audit Committee carefully considered that firm’s qualifications and performance during the last completed fiscal year.
Vote Required
The proposal to ratify the appointment of EY requires the affirmative vote of the holders of a majority of the voting power of our capital stock present in person or represented by proxy and entitled to vote on the subject matter at the Annual Meeting. If the appointment of EY is not ratified, the Audit Committee will take the vote under advisement in evaluating whether to retain EY. You may vote “FOR,” “AGAINST,” or “ABSTAIN,” on the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2027.
Recommendation
The Board of Directors recommends that the stockholders vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2027.

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PROPOSAL THREE
ADVISORY VOTE TO APPROVE,
ON A NON-BINDING, ADVISORY BASIS,
NAMED EXECUTIVE OFFICER COMPENSATION
We are asking stockholders to approve a non-binding advisory resolution on the Named Executive Officers’ compensation as disclosed in this Proxy Statement. As described below in the “Executive Compensation—Compensation Discussion and Analysis” section of this Proxy Statement, the Compensation Committee believes that we should make our executive compensation arrangements and practices clear and transparent to stockholders. The Compensation Committee endeavors to align our executives’ interests with those of our stockholders, to attract, motivate and retain highly qualified executives, and to provide our executive team with additional compensation when they achieve superior financial and operational results. The Compensation Committee and the Board of Directors believe that the compensation policies and procedures articulated in the “Compensation Discussion and Analysis” section of this Proxy Statement are effective in achieving our goals.
We urge stockholders to read the “Executive Compensation” section of this Proxy Statement including the “Compensation Discussion and Analysis” that discusses our Named Executive Officers’ compensation for the last completed fiscal year in more detail, as well as the Summary Compensation Table and other related compensation tables, notes and narrative, which provide detailed information on the compensation of our Named Executive Officers.
In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as a matter of good corporate governance, we are asking stockholders to approve the following resolution at the Annual Meeting:
RESOLVED, that the stockholders of Lattice Semiconductor Corporation (the “Company”) approve, on a non-binding advisory basis, the compensation of the Named Executive Officers as disclosed in the proxy statement for the Company’s 2026 Annual Meeting of Stockholders.
Although this proposal, commonly referred to as a “say-on-pay” vote, is an advisory vote that will not be binding on the Board of Directors or the Compensation Committee, the Board of Directors and the Compensation Committee will consider the results of this advisory vote when making future decisions regarding our Named Executive Officer compensation programs. Stockholders have an opportunity to cast such an advisory vote annually, therefore, your next opportunity to do so will be at the 2027 Annual Meeting of Stockholders.
Vote Required
Advisory Vote to Approve Named Executive Officers Compensation. Approval of the non-binding, advisory vote on the compensation of the Named Executive Officers requires the affirmative vote of the holders of a majority of the voting power of our capital stock present in person or represented by proxy and entitled to vote on the subject matter at the Annual Meeting. The Board of Directors will consider the outcome of the vote when making future decisions regarding the compensation of the Named Executive Officers. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on the proposal to approve the compensation of the Named Executive Officers.
Recommendation
The Board of Directors recommends that stockholders vote “FOR” the approval, on a non-binding, advisory basis of our Named Executive Officers’ compensation disclosed in this Proxy Statement.

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EXECUTIVE COMPENSATION
Strengthening the Foundation for the Next Phase of Growth
Our 2025 Proxy Statement discussed the transition of several key leadership positions during 2024 and early 2025 and the actions the Board and Compensation Committee took to identify and attract new talented leaders while retaining many of our exceptional leaders.
During 2025, the Company’s focus shifted from our successful leadership transition to strengthening the foundation for the next phase of growth. Under the leadership of our CEO, Ford Tamer, the executive team worked collaboratively to refine the Company’s strategy and position Lattice for long-term success. This effort included aligning operational priorities, strengthening financial discipline, and accelerating initiatives that support innovation and market leadership.
Key Business Accomplishments in Fiscal 2025
▪	Stabilized revenue, delivered disciplined margin performance, and returned the business to growth
▪	Normalized channel inventory to historical levels
▪
Strengthened the executive team and leadership depth across functions, including the hiring of Lorenzo Flores as our new Chief Financial Officer and Nicole Singer as our new Chief People Officer, and the promotion of Erhaan Shaikh as our new Senior Vice President, Worldwide Sales

▪	Sharpened strategic focus on data center opportunities while maintaining balanced investment across communications and compute, industrial and automotive, and our other markets
▪	Accelerated new product revenue growth, with revenue of our new products growing approximately 70% compared to 2024, and a record total number of design wins
▪	Expanded our product portfolio by approximately 60%, including launching a steady cadence of new vision, motion control, security, and general-purpose devices in 2025
These accomplishments strengthened the Company’s competitive position, enhanced execution discipline, and positioned Lattice to translate innovation into scalable commercial outcomes.
The retention equity grants we issued in fiscal 2024 and described in our 2025 Proxy Statement effectively supported continuity and stability during a period of significant leadership transition. Following the appointment of Mr. Flores and Mr. Shaikh at the beginning of 2025, the Company experienced no executive leadership team attrition, despite continued recruitment efforts by competitors, which helped maintain momentum during a critical period of strategic refinement and execution.
In 2025, the Compensation Committee continued to apply our pay-for-performance philosophy, ensuring that executive compensation programs aligned with stockholder interests and supported the Company’s strategic objectives. The Committee focused on identifying, attracting and promoting talented leaders at the beginning of the year, while also maintaining competitive pay practices to reinforce retention during a year of significant strategic refinement under the leadership of our CEO, Ford Tamer.
Emphasis on Revenue Growth as a Value Driver
As the Company strengthened the foundation for its next phase of growth, the Compensation Committee continued to place particular emphasis on revenue growth as a core performance driver across several incentive programs. Sustained revenue growth is a critical indicator of long-term value creation, reflecting

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successful design wins, expanding customer adoption, and durable market share gains. Revenue growth also serves as a leading indicator of future profitability and cash generation, particularly in growth-oriented segments of the semiconductor market, and supports reinvestment in product development, talent, and strategic capabilities.
While revenue growth is a focus area, the Compensation Committee recognizes that revenue growth alone does not create long-term stockholder value. A key component of the Company’s strategy is to grow earnings per share at a rate faster than revenue over time through operating leverage and cost discipline. Revenue growth supports this objective by expanding scale and creating opportunities for margin improvement when coupled with disciplined execution. The Committee’s use of revenue-focused performance awards is intended to reinforce the foundational growth necessary to achieve sustained earnings expansion.
Ultimately, by aligning multiple incentive opportunities with disciplined, measurable revenue growth, while maintaining appropriate financial, operational, and governance guardrails, the Compensation Committee seeks to reinforce execution against the Company’s strategic objectives and align management incentives with long-term stockholder value creation.
2025 Say-on-Pay Vote Responsiveness and Stockholder Outreach
At our 2025 Annual Meeting, our advisory vote on the compensation of our Named Executive Officers (“Say-on-Pay”) proposal received support of approximately 56% of votes cast. While the vote is advisory, the Compensation Committee and the Board take stockholder feedback seriously and view the outcome as an important input into our ongoing evaluation of executive compensation design and disclosure.
Following the 2025 Annual Meeting, we conducted robust outreach to stockholders representing approximately 80% of our outstanding shares and held discussions with responding stockholders representing approximately 53% of our outstanding shares, which included four of our top five stockholders. Our Board Chair, Compensation Committee Chair, and Nominating and Governance Committee Chair participated in these meetings. We also considered feedback received through governance and proxy advisory channels.

During these engagements, participating directors specifically sought input from stockholders regarding our 2025 Say-on-Pay vote and our executive compensation programs. While our stockholders did not suggest or prescribe specific compensation changes and generally supported our core compensation program, feedback consistently emphasized the importance of clearer explanation of program mechanics, rationale for incentive design choices, enhanced quantitative and metric-focused detail,

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clearer explanation of one-time actions and how those choices support long-term stockholder value. We listened closely in these meetings to identify recommendations to assess and incorporate into our response to the 2025 Say-on-Pay vote. In response, the Compensation Committee focused on strengthening disclosure and articulation of its decision-making framework, even where specific disclosure changes were not requested.
The table below illustrates the feedback received and how we have responded:

What We Heard	What We Did
Clarify rationale for incentive program design and changes.	Clarified the rationale for and provided details on incentive design and changes, including alignment with long-term stockholder value and Company strategy.
Improve disclosure of incentive mechanics, guardrails, and targets.
Expanded disclosure of thresholds, targets, maximums, payout ranges, vesting mechanics, and ex-post outcomes where targets are not disclosed due to the competitively sensitive nature of the information.

Explain special and non-recurring programs.
Clarified the purpose, structure, and limited nature of special programs and the circumstances under which they may be used, as well as confirming any such awards have rigorous design features and appropriate governance oversight

Show balance of incentives and performance focus.	Enhanced disclosure describing the rationale towards our weightings for our long-term, equity-based incentives and our disciplined growth metrics.
Clarify benchmarking and peer group practices.	Refined disclosure of peer group selection, competitive positioning and benchmarking practices, and use of market data, as well as refined the peer group for 2026 compensation decisions.
Explain multiple equity program alignment.	Clarified the design and Company-wide alignment of the Go for Gold program and described how the executive Revenue Growth PRSUs complement the Go for Gold Program.
Explain emphasis on revenue growth in incremental programs and where margin and earnings fit
Clarified that revenue growth is as a leading indicator of long-term value creation and supports margin expansion through operating leverage and scale, while margin and operating income discipline remain embedded in the annual Corporate Incentive Plan.

The Compensation Committee implemented these disclosure improvements to increase transparency regarding our programs and pay-for-performance alignment. Our expanded discussion of program mechanics and guardrails, clearer articulation of the purpose and limited nature of special programs, strengthened linkage between incentive metrics and Company strategy, and enhanced disclosure of competitive positioning and benchmarking practices and the Committee’s decision-making framework,

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reflect the Board’s and Compensation Committee’s commitment to maintaining a disciplined, stockholder-aligned executive compensation program that supports long-term value creation. Following the 2025 Say-on-Pay vote, the Compensation Committee conducted a comprehensive review of the executive compensation program in light of stockholder engagement and evolving governance expectations and determined that the core structure of the program remains appropriate and aligned with stockholder interests and the use of one-time discretionary awards should continue to be very limited. The Committee expects to maintain the above-described enhanced disclosure practices and governance guardrails in fiscal 2026 and will continue to evaluate the program annually.
Executive Officers
The following individuals currently serve as our executive officers:

Name	Age	Office Held
Ford Tamer	64	President and Chief Executive Officer
Lorenzo Flores	61	Senior Vice President, Chief Financial Officer
Pravin Desale	56	Senior Vice President, Research and Development
Esam Elashmawi	57	Senior Vice President, Chief Strategy and Marketing Officer
Tracy Feanny	52	Senior Vice President, General Counsel and Secretary
Erhaan Shaikh	58	Senior Vice President, Worldwide Sales
Tonya Stevens	54	Corporate Vice President, Chief Accounting Officer

Ford Tamer, 64, joined the Company in September 2024 and serves as the President and Chief Executive Officer, and as a member of the Board of Directors. Prior to joining the Company, Mr. Tamer held a broad range of senior leadership positions in the technology space, including serving as a Senior Operating Partner of Francisco Partners, a private equity company, from September 2022 to September 2024; President and CEO and as a director of Inphi Corporation from February 2012 to April 2021 (until it was acquired by Marvel Technology); CEO of Telegent Systems from June 2010 to August 2011; Partner at Khosla Ventures from September 2007 to April 2010; Senior Vice President and General Manager — Infrastructure Networking Group at Broadcom Corporation from June 2002 to September 2007; and CEO of Agere Inc. until it was acquired by Lucent Technologies and subsequently spun out as Agere Systems, after which he continued to serve as Vice President of Agere Systems.
Lorenzo Flores, 61, joined the Company in February 2025 and serves as Senior Vice President, Chief Financial Officer. Prior to joining the Company, Mr. Flores served as the Chief Financial Officer of Intel Foundry at Intel Corporation, which he joined in April 2024. Prior to that, he served as Vice Chairman of KIOXIA Holdings Corporation, a computer memory manufacturer, from November 2019 to March 2024. Prior to that, he served in several roles for Xilinx, Inc., a semiconductor design and development company, most recently as Chief Financial Officer from May 2016 to November 2019. He also held a variety of other roles at UXComm, Intel Corporation, and Cognizant Technology Solutions, amongst others, throughout his career. Since September 2021, Mr. Flores serves as a member of the board of directors of BlackRock Fixed Income Complex.
Pravin Desale, 56, joined the Company in September 2023 and serves as Senior Vice President of Research and Development. Prior to joining the Company, Mr. Desale served as Senior Vice President of IoT Engineering at Semtech Technologies from January 2023 to September 2023. Prior to Semtech’s acquisition of Sierra Wireless, he was the Senior Vice President of Engineering at Sierra Wireless from

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November 2021 to January 2023, where he was responsible for all hardware and software development. Prior to his time at Semtech/Sierra Wireless, he held senior technical leadership roles at Veritas Technologies from June 2019 to October 2021, Seagate from May 2014 to June 2019, and LSI Corporation from March 2005 to May 2014.
Esam Elashmawi, 57, joined the Company in September 2018 and serves as Senior Vice President, Chief Strategy and Marketing Officer, and for a period in 2024 served as our Interim Chief Executive Officer before returning to his current position. Prior to joining the Company, Mr. Elashmawi served as Senior Vice President and General Manager at Microsemi Corporation. Mr. Elashmawi previously served as Vice President of Product Development at Actel Corporation, which Microsemi Corporation acquired in 2010. Earlier in his career, Mr. Elashmawi co-founded SiliconExpert Technologies, a component management software company, which was acquired by Arrow Electronics.
Tracy Feanny, 52, joined the Company in November 2021 and serves as Senior Vice President, General Counsel, and Secretary. Prior to joining the Company, Ms. Feanny held various positions at National Instruments Corporation from September 2012 to November 2021, including Vice President, Deputy General Counsel, and Assistant Secretary. Prior to her time at National Instruments, Ms. Feanny served in various positions at Amazon Web Services and Dell Technologies.
Erhaan Shaikh, 58, joined the Company in October 2020 and serves as Senior Vice President, Worldwide Sales. Prior to joining the Company, Mr. Shaikh served as the Senior Vice President, Sales & Marketing of Fungible, Inc. from May 2018 to October 2020. Prior to that Mr. Shaikh served at Intel Corporation as Vice President & General Manager of the Programable Solutions Group’s Auto, Military & Embedded Division. Mr. Shaikh also served in various leadership roles at Altera Corporation supporting Altera’s Infrastructure Division, Asia Pacific Sales Organization, and Field Applications Engineering Organization. Prior to joining Altera, Mr. Shaikh was the European Managing Director for Simplicity Inc., and a Sales Manager for Xilinx, Inc.
Tonya Stevens, 54, joined the Company in May 2019 and served as Corporate Vice President, Chief Accounting Officer until March 29, 2026. Ms. Stevens served as Interim CFO from October 10, 2024 until February 9, 2025. While at the Company, Ms. Stevens has led key strategic transformations that helped the Company optimize its operations and strengthen its financial foundation. Prior to joining the Company, Ms. Stevens held finance leadership roles at a variety of companies, including Intel Corp. and PricewaterhouseCoopers LLP. On March 11, 2026, Ms. Stevens submitted her resignation to the Company, effective March 29, 2026, to pursue another opportunity.

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COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis describes the compensation program for our Named Executive Officers, and includes persons who served in the following officer capacities as of the end of, or during, our fiscal year ending January 3, 2026 (“fiscal 2025” or the “last completed fiscal year”): Principal Executive Officer, Principal Financial Officer, and the next three most highly compensated executive officers. Our Named Executive Officers for fiscal 2025 were:

Named Executive Officer	Office Held
Ford Tamer	President and Chief Executive Officer
Lorenzo Flores	Senior Vice President, Chief Financial Officer(1)
Erhaan Shaikh	Senior Vice President, Worldwide Sales(2)
Esam Elashmawi	Senior Vice President, Chief Strategy and Marketing Officer
Pravin Desale	Senior Vice President, Research and Development
Tonya Stevens	Interim Chief Financial Officer(3) Corporate Vice President, Chief Accounting Officer

(1)	Mr. Flores was hired as Senior Vice President, Chief Financial Officer on February 10, 2025.
(2)	Mr. Shaikh was promoted to Senior Vice President, Worldwide Sales on February 10, 2025.
(3)	Ms. Stevens was our Interim Chief Financial Officer from October 11, 2024 through February 9, 2025.
This Compensation Discussion and Analysis describes the material elements of our executive compensation program during the last completed fiscal year. It also provides an overview of our executive compensation philosophy, core principles, and objectives. Finally, it analyzes how and why the Compensation Committee arrived at the specific compensation determinations for our Named Executive Officers for the last completed fiscal year, including the key factors that the Compensation Committee considered in deciding or making recommendations to our Board of Directors with respect to their compensation.
Executive Summary
As discussed in our 2025 Proxy Statement, we navigated a significant transition in several key leadership roles during 2024 and early 2025, and the Board and Compensation Committee took actions to recruit and retain the leadership talent needed to position the Company for the future. In February 2025, the Company appointed Lorenzo Flores as Senior Vice President and Chief Financial Officer and promoted Erhaan Shaikh to Senior Vice President, Worldwide Sales, further strengthening accountability across finance and commercial operations and reinforcing execution against the Company’s growth priorities. Following the leadership transition, the Company focused on advancing its next phase of growth under CEO Ford Tamer, with prior-year retention actions supporting stability and zero Executive Leadership Team attrition after the leadership transition period was complete. These attraction and retention actions provided leadership strength and continuity during a critical phase of strategic refinement and execution and form an important backdrop to the Compensation Committee’s fiscal 2025 compensation decisions described below.
Consistent with this context, the Compensation Committee (and, in the case of our CEO, the independent members of the Board upon the recommendation of the Compensation Committee and advice of its independent compensation consultant) continued to apply a pay-for-performance philosophy in 2025. The

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Committee maintained competitive pay practices while reinforcing operational discipline, long-term alignment, and retention. The principal compensation actions for the last completed fiscal year for our Named Executive Officers are summarized below and presented in detail in the following sections of this CD&A:
2025 Compensation Actions
▪
No Adjustments to or Additional CEO Compensation in 2025 — As provided in the compensation package awarded to Mr. Tamer in 2024, the Board of Directors made no adjustments to Mr. Tamer’s base salary or short-term incentive bonus target, and did not grant additional equity compensation awards to Mr. Tamer in 2025.

▪
Increased the CEO stock ownership requirements to 5x base salary — To align with best practices and industry benchmarking, the CEO stock ownership requirement was increased from 3x base salary to 5x base salary.

▪
No Discretionary One-Time Equity Awards — Consistent with our compensation philosophy that special and one-time awards are granted only in limited circumstances, other than the new-hire and promotion-related equity packages for critical leadership roles described below, the Compensation Committee did not grant any discretionary, special or one-time equity awards to Named Executive Officers in 2025 outside of our broad-based employee programs.

▪
Base Salary Adjustments — The Compensation Committee approved modest base salary adjustments for certain Named Executive Officers based on changes in responsibilities, individual performance, and market benchmarks, excluding the CEO and newly hired or promoted executives. See Compensation Elements – Base Salary in this CD&A.

▪
Short-Term Corporate Incentive Awards - 2025 Corporate Incentive Plan — Approved the 2025 Corporate Incentive Plan, which linked payouts to achievement of key financial metrics (revenue and operating income) and corporate management business objectives. No discretionary adjustments or individual performance modifications were made to the plan results or Named Executive Officer Corporate Incentive Plan incentive payments in fiscal 2025. For employees at the Vice President level and above, Corporate Incentive Plan payouts were delivered in equity, which reinforces long-term alignment with stockholder value. See Compensation Elements – Annual Corporate Incentive Compensation in this CD&A.

▪
Long-Term Incentive Compensation Awards — Our long-term incentive program remained heavily weighted toward equity awards, with more than 57% of Named Executive Officer equity awards delivered in performance-based awards tied to stockholder-aligned metrics such as relative Total Shareholder Return (“TSR”) and revenue growth. See Compensation Elements – Long-Term Incentive Compensation in this CD&A.

▪
New Hire and Promotion Compensation — In connection with the appointment of Lorenzo Flores as Chief Financial Officer and the promotion of Erhaan Shaikh to Senior Vice President, Worldwide Sales, the Committee approved compensation packages designed to attract and retain key talent and align their long-term incentives with the Company’s strategic growth objectives.

▪
Modification of Revenue Growth PRSUs — Revenue Growth awards granted to Mr. Tamer in 2024 and executive officers in 2024 and February 2025 were designed to drive double-digit revenue growth and accelerate progress towards achieving our long-term strategy.

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Key Features of the Revenue Growth PRSUs
Revenue growth PRSUs granted to align executive team and develop cohesive focus on top-line growth
Challenging and transformational goals with a high level of difficulty to achieve
Annual revenue growth must exceed a relative industry benchmark to be eligible to vest
Each tranche measures year-over-year revenue growth and is evaluated independently
Emphasizes sustained, long-term year-over-year growth with four performance periods from 2026 to 2029
As discussed in our proxy statement last year, on February 28, 2025, the Compensation Committee refined certain terms of the Revenue Growth PRSUs including the modification of the timing of the revenue growth measurement periods of these awards to better align with the Company’s growth strategy and execution timeline under its new executive team. These refinements did not increase award size, reduce performance rigor, change the underlying revenue growth performance criteria, or alter the long-term, multi-year performance focus of the awards. A detailed description of the modifications made to the Revenue Growth PRSUs is provided below.

Revenue Growth PRSU	Changes	Rationale
Measurement Periods	Initial measurement period shifted from FY2025 to FY2026, and the last measurement period shifted from FY2028 to FY2029.
The Compensation Committee shifted the measurement periods to better align the awards with the Company’s growth strategy under its new executive team, while continuing to emphasize long-term, multiyear performance.

Vesting Period
Modified from vesting 13 months after the completion of a measurement period to a vesting date that occurs at the later of the filing date of the Company’s 10-K for the applicable measurement period, or the date the Gartner Non-Memory Semiconductor Revenue Growth benchmark is published for the appliable measurement period.

The vesting period was shifted to align with the measurement period of each tranche and better align pay with performance. The retentive nature of the awards remained consistent as the total performance period of the awards remains 5 years, with four annual vesting periods from 2027-2030.

Revenue Growth Targets and Industry Growth Benchmark Threshold	None.
The Compensation Committee did not modify the rigor of the performance requirements, which includes the guardrail of requiring performance above the Gartner Non-Memory Semiconductor Revenue Growth benchmark.

Size of Awards	None.	The intention of the modification was not to increase the size of the awards.

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Threshold performance (minimum growth of 5%) results in a partial tranche payout (25% of target payout). Target performance (minimum growth of 10%) results in a full tranche payout. Maximum performance (minimum growth of 25%) results in an above-target tranche payout, subject to caps established at grant (250% of target payout). Payment for performance at points between the threshold, target, and maximum performance levers are calculated using straight-line interpolation. No payout is earned for a measurement year if the revenue growth threshold is not achieved.
Importantly, payout eligibility is further conditioned on the Company’s revenue growth exceeding the Gartner Non-Memory Semiconductor Revenue Growth benchmark growth rate, such that threshold performance requires both positive revenue growth and relative market outperformance. The Compensation Committee believes this relative growth requirement appropriately guards against payouts in periods of favorable industry-wide growth and ensures alignment with stockholder value creation through competitive performance.

Notes to chart: The revenue figures shown in the chart are illustrative and reflect hypothetical outcomes under the award design; they are not intended to represent financial guidance, projections, or forecasts of future Company performance. Threshold, target and maximum revenue values assume growth if the respective performance level is attained for every tranche (i.e., resulting threshold revenue of $636M depicted in chart in 2029 assumes growth if threshold is achieved for all four tranches). Growth must exceed the Gartner Non-Memory Semiconductor Revenue market benchmark. Even if relative outperformance is achieved, awards may not pay out based on the threshold requirement.
(1)	Actual annual target goals will reflect growth targets based off prior year achievement and, as such, may vary based on actual achievement.
▪
Go for Gold Program — In 2025, the Compensation Committee approved a Company-wide performance-based equity program we call “Go for Gold.” The program is designed with ambitious revenue growth objectives that extend revenue growth alignment beyond the executive team and galvanize broad organizational focus on disciplined top-line growth. All eligible employees participate except for the CEO and CFO. Our Named Executive Officers other than our CEO and CFO received awards with a target grant value of $300,000. The purpose of their inclusion was to reinforce alignment across leadership levels and to motivate Company-wide execution of shared revenue objectives, while remaining modest in scale relative to each executive’s overall long-term incentive opportunity.

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Key Features of Go for Gold Program
Directly tied to revenue growth to drive business performance and align employee incentives with stockholder value
Balanced structure with two independent measurement periods
Upside potential while maintaining prudent thresholds
Multi-year grant retains key talent and promotes sustained top-line growth

Broad-based Participation	Metric: Revenue Growth	Threshold/Max(1)	Rationale
Approximately 96% of employees at fiscal year-end participate, other than our CEO and CFO	Tranche 1: 2026 vs 2025 Tranche 2: 2027 vs 2026	Tranche 1: revenue growth payout threshold of 10% and payout maximum at or above 25% growth Tranche 2: revenue growth payout threshold of 10% and payout maximum at or above 15.6% growth	Increase employee participation, alignment, and motivation toward achieving results and outcomes that are in the long-term interests of our stockholders

(1)
The Compensation Committee determined that disclosing the specific target levels for ongoing performance periods provides competitively sensitive insight into the Company’s near-term operating expectations. In establishing those targets, the Compensation Committee considered historical Company revenue performance, industry growth expectations, and internal operating plans, and determined that achievement of target performance would require meaningful execution against the Company’s immediate strategic initiatives and revenue growth above recent historical levels.

The threshold, target, and maximum performance levels were established at the time of grant based on then-current consensus growth expectations. Threshold performance results in partial payout, target performance results in full payout, and maximum performance results in above-target payout. No payout is earned if threshold growth is not achieved. Payment for performance at points between the threshold, target, and maximum performance levers are calculated using straight-line interpolation.
▪	How our Revenue Growth PRSUs and Go for Gold Program Complement Each Other
The Revenue Growth PRSUs and the Go for Gold awards are directionally aligned to serve related but distinct purposes within the Company’s compensation framework.
The Revenue Growth PRSUs are long-duration, executive-focused awards designed to drive sustained multi-year revenue growth and outperformance relative to market benchmarks. These awards emphasize durability of performance over an extended time horizon and align executive incentives directly with long-term strategic growth objectives.
The Go for Gold program is a broad-based initiative designed to extend revenue growth alignment across the organization and reinforce near- to mid-term execution priorities during a defined phase of the Company’s growth strategy. The program emphasizes organization-wide focus and accountability over two annual measurement periods.

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Together, these programs align both executive leadership and the broader workforce around disciplined revenue growth while maintaining distinct time horizons, scopes of participation, and performance structures. The Compensation Committee believes this dual structure appropriately supports execution against strategic growth objectives and reinforces long-term stockholder value creation.
Compensation Program Design
Aligning Pay and Performance
Our executive compensation program is driven by our pay-for-performance philosophy. As a result, we structure a significant portion of our Named Executive Officers’ target total direct compensation with variable elements tied to our performance. In addition, we set challenging target and threshold performance goals under our variable compensation plans to ensure that compensation is earned based upon exceptional performance against pre-established financial, operational and strategic goals.
In fiscal 2025, our program continued to emphasize long-term incentives in the overall pay mix, with meaningful performance-based equity opportunities. The following charts illustrate that a significant part of our Named Executive Officer’s target total direct compensation for 2025 year was performance-based, “at-risk” variable compensation (totals in chart may not equal 100% due to rounding).

The independent directors made no equity awards to Mr. Tamer, our CEO, in 2025, consistent with the multi-year compensation package approved at the time of his hiring in 2024, which represented both the prorated 2024 and 2025 annual equity compensation. As a result, his summary compensation and pay mix disclosures for fiscal 2025 reflect a lower level of reported compensation than would be expected in a typical year and are not indicative of the Company’s intended ongoing compensation structure or future target pay mix for the CEO.

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For our other Named Executive Officers, on average, 94% of their target total direct compensation for fiscal 2025 was performance based or otherwise “at-risk” variable compensation. To better reflect ongoing compensation structure, this chart excludes Mr. Flores’ one-time sign-on bonus and excludes Ms. Stevens’ compensation for the brief period in fiscal 2025 that she was Interim CFO.
Executive Compensation-Related Policies and Practices
We endeavor to align our executive compensation policies and practices with our governance standards. The Compensation Committee evaluates our executive compensation program on a regular basis to ensure that it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following summarizes our executive compensation and related governance policies and practices that were in place in the fiscal year:

COMPENSATION OVERSIGHT
Independent Compensation Committee
The Compensation Committee is comprised solely of independent directors who have established effective means for communicating with our stockholders regarding their executive compensation views and concerns, as described in this Proxy Statement.

Independent Compensation Advisor
The Compensation Committee engaged an external compensation consultant to assist with its fiscal year compensation review. This consultant performed no other consulting or other services for us during the fiscal year.

EVALUATION AND DESIGN OF COMPENSATION PROGRAM
Annual Compensation Review	The Compensation Committee conducts an annual review of our compensation strategy, including a review of our compensation peer group used for comparative purposes.

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Annual Compensation-Related Risk Assessment
The Compensation Committee regularly reviews our compensation-related risk profile and has determined that there are no compensation policies or practices that are reasonably likely to have a material adverse effect on the Company.

Performance-Based Equity Awards
Substantial majority of target total direct compensation for our Named Executive Officers is delivered in performance-based PRSUs, reinforcing our pay-for-performance philosophy and long-term stockholder alignment, as illustrated in the pay mix charts above (and for our CEO, considering new hire grants related to the year they were intended to cover as described above).

No Special Retirement or Pension Plans
We do not currently offer, nor do we have plans to provide any retirement plans to our executive officers that are not available to similarly situated employees, including pension arrangements, defined benefit retirement plans or nonqualified deferred compensation plans or arrangements to our executive officers.

COMPENSATION-RELATED POLICIES
Policy on Stockholder Advisory Vote on Named Executive Officer Compensation	We conduct an annual stockholder advisory vote on our Named Executive Officer compensation.
Stock Ownership Policy
We maintain robust stock ownership requirements for our CEO, our Section 16 officers, and the non-employee members of our Board of Directors. In 2025, the independent directors of the Board, at the recommendation of the Compensation Committee, increased the CEO stock ownership requirements to 5x base salary from 3x base salary.

Executive Compensation Recovery (“Clawback”) Policy
We maintain a clawback policy providing for the recovery of incentive compensation awarded or paid to our CEO and other executive officers if the Company is required to prepare an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the securities laws.

No Stock Option Repricing	Our equity incentive plans expressly prohibit the repricing of stock options without stockholder approval.
Hedging and Pledging Prohibitions
Our insider trading policy prohibits short sales, trading in derivative securities, entering into hedging transactions, pledging our securities as collateral for loans and holding our securities in margin accounts.

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“Double-Trigger” Change in Control Arrangements
Our change in control compensation arrangements with our executive officers generally are “double-trigger” arrangements that require both a change in control of the Company plus a qualifying termination of employment before payments and benefits are paid, subject to the terms of our equity plans that apply to all employees.

Limited Tax “Gross-Ups”
We do not provide any tax “gross-ups” that may arise due to the application of Sections 280G and 4999 of the Internal Revenue Code (the “Code”) to our executive officers.
We do not provide any other tax “gross-ups” to our executive officers, other than in connection with standard relocation benefits.

Succession Planning	We have an executive assessment process to ensure oversight of performance and maintain a consistent succession planning process that is reviewed at least annually.

Stockholder Advisory Vote on Named Executive Officer Compensation
We hold an annual, non-binding advisory vote on Named Executive Officer compensation. At our 2025 Annual Meeting, our Say-on-Pay proposal received support of approximately 56%. The Compensation Committee and Board considered this outcome, together with feedback from the stockholder outreach described under “2025 Say-on-Pay Vote Responsiveness and Stockholder Outreach” earlier in this Proxy Statement, in evaluating our executive compensation program and disclosure for the last completed fiscal year. Please see “2025 Say-on-Pay Vote Responsiveness and Stockholder Outreach” for more information regarding how we responded to our 2025 say-on-pay vote.
In addition, consistent with the recommendation of our Board of Directors and the preference of our stockholders as reflected most recently in the non-binding, advisory vote on the frequency of future Say-on-Pay votes held at our 2023 Annual Meeting of Stockholders, we continue to hold an annual Say-on-Pay vote.
Compensation Philosophy
Our executive compensation program is heavily weighted towards performance-based, variable, equity compensation to reinforce the following principles:
▪	Alignment with long-term stockholder interests, including increasing our long-term stock price performance relative to our peers;
▪	Attracting, motivating, and retaining a high-performing executive team and providing incentives related to our high expectations for that team;
▪
Rewarding our senior executives for achieving near and long-term business goals, including increasing our revenue and profitability, and meeting the corporate stewardship priorities outlined in our management business objectives;

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▪	Measuring our senior executives’ performance primarily by business results linked to our stockholders’ interests;
▪	A program and components that have appropriate maximum payout opportunities which avoid unusually large payouts unless warranted; and
▪	A program that is rigorous, can be understood by our stakeholders, and is not overly complex.
The Compensation Committee recognizes that special or one-time equity awards receive heightened stockholder scrutiny. Accordingly, the Compensation Committee does not expect to grant special awards on a recurring basis and considers special awards only in limited circumstances where the Compensation Committee determines they are necessary to advance long-term stockholder objectives (including executive retention in a competitive environment) and are accompanied by clear rationale, rigorous design features, and appropriate governance oversight.
Consistent with these principles, we seek to directly link the cash-based variable compensation of our Named Executive Officers to our short-term or annual performance, while we align longer-term incentives, such as equity compensation, with the objective of enhancing stockholder value over the long term. In 2025, the Compensation Committee decided to, as permitted by the terms of our Corporate Incentive Plan that is typically cash-based, pay out the 2025 Corporate Incentive Plan awards in equity for all employees Vice President level and above. We believe the use of equity compensation, including performance-based equity compensation, strongly links the interests of our Named Executive Officers to the interests of our stockholders.
In addition, we seek to align our total compensation packages with the competitive market (as represented by our compensation peer group and selected broad-based compensation surveys) to ensure that we can continue to attract, motivate, and retain our senior executives who we believe are critical to our success. Keeping that in mind, we seek to accomplish our executive compensation goals while maintaining appropriate levels of internal pay equity, both between our CEO and our other senior executives, and between our senior executives and our non-executive employees, and by considering our organizational structure, our stage in the company’s life cycle, affordability, and the dilutive effect on our stockholders.
The Compensation Committee considers whether the design of our incentive programs could encourage excessive risk-taking and believes our program structure promotes disciplined decision-making and sustainable performance through multi-year equity vesting, capped payout opportunities, balanced mix of financial and operational performance metrics and short-term and long-term goals, and governance policies such as stock ownership guidelines, anti-hedging restrictions and clawback provisions.
Compensation-Setting Process
Role of the Compensation Committee
Generally, the Compensation Committee manages the responsibilities of our Board of Directors relating to our executive officer compensation. The Compensation Committee has overall responsibility for overseeing our compensation and benefits policies, and overseeing and evaluating the compensation plans, policies, and practices applicable to our executive officers.
The Compensation Committee makes recommendations to the independent members of the Board of Directors regarding our CEO compensation, and approves the compensation for our other executive officers, including the other Named Executive Officers. The independent members of our Board of Directors make all final decisions regarding our CEO compensation.

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In carrying out its responsibilities and making decisions and recommendations with respect to executive compensation, the Compensation Committee evaluates whether our compensation policies and practices reflect our executive compensation philosophy; seeks to make decisions that further our philosophy and align with best compensation practices; carefully reviews and assesses the feedback received from stockholders; and reviews the performance of our CEO and executive officers.
Each year, the Compensation Committee evaluates our executive compensation program and executive officer compensation arrangements to determine if any changes are appropriate. The Compensation Committee’s authority, duties and responsibilities are further described in its charter, which is reviewed annually and revised and updated as warranted. The charter is available at https://ir.latticesemi.com/investor-overview/highlights.
The Compensation Committee engages an independent compensation consultant (as described below) to support its review and assessment of our executive compensation program; however, the Compensation Committee exercises its own judgment in making final decisions and recommendations with respect to the executive compensation.
Role of Management
In discharging its responsibilities, the Compensation Committee works with our CEO and management team, who assist by providing information on corporate and individual performance, market compensation data, and management’s perspective on compensation matters. The Compensation Committee solicits and reviews our CEO’s proposals with respect to program structures, as well as our CEO’s recommendations for adjustments to annual cash compensation, long-term incentive compensation opportunities, and other compensation-related matters for our other executive officers based on our CEO’s evaluation of their performance for the prior year.
The Compensation Committee reviews and discusses our CEO’s proposals and recommendations and considers them as one factor in determining and approving the compensation of our other executive officers. Our CEO also attends meetings of our Board of Directors and the Compensation Committee at which executive compensation matters are addressed, except with respect to discussions involving his own compensation.
For the 2025 Corporate Incentive Plan, the target annual incentive award for each of our Named Executive Officers could be adjusted up or down, up to 100% of target award, based on an assessment of his or her individual contributions during the year. At the beginning of the year, our CEO meets with each executive officer to review his or her prior year performance and to discuss performance expectations of his or her respective business unit or function and such unit or function’s contributions to our current year results. These discussions form the basis for the performance evaluation with respect to his or her target annual incentive plan award. In the case of our CEO, these discussions are held with the independent members of our Board of Directors. No discretionary adjustments were made to annual incentive plan awards for the last completed fiscal year.
Role of Compensation Consultant
The Compensation Committee engages an external compensation consultant to assist it by providing information, analysis, and other advice relating to our executive compensation program and the decisions resulting from its annual executive compensation review. The compensation consultant reports directly to the Compensation Committee and its chair, and serves at the discretion of the Compensation Committee, which reviews the engagement annually.

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In the last completed fiscal year, the Compensation Committee engaged Semler Brossy, a national compensation consulting firm, to serve as its compensation consultant to advise on executive compensation matters, including competitive market pay practices for our executive officers, and assist with the data analysis and selection of the compensation peer group.
During the last completed fiscal year, Semler Brossy attended the meetings of the Compensation Committee (both with and without management present) as requested and provided various services including the following:
▪	consultation with the Compensation Committee chair and other members between Compensation Committee meetings;
▪
an analysis of competitive market data for our executive officer positions and evaluation of how the compensation we pay our executive officers compares both to our performance and to how the companies in our compensation peer group and/or in selected broad-based compensation surveys compensate their executives;

▪	a review of and research on the composition of various alternative compensation peer groups;
▪	an assessment of executive compensation trends within our industry, and an update on corporate governance and regulatory issues and developments;
▪	an analysis of competitive market data for the compensation of non-employee members of our Board of Directors;
▪	an analysis of competitive market data for compensation plans, programs and policies;
▪	support evaluating compensation program-related feedback from stockholder engagement; and
▪	support on other ad hoc matters.
The Compensation Committee has evaluated its relationship with Semler Brossy to ensure that it believes that Semler Brossy is independent from management. This evaluation included a review of Semler Brossy’s services for last completed fiscal year, their quality, and the associated fees. Based on this review, as well as consideration of the factors affecting independence set forth in Exchange Act Rule 10C-1(b)(4), Rule 5605(d)(3)(D) of the Nasdaq Marketplace Rules and such other factors as were deemed relevant under the circumstances, the Compensation Committee has determined that no conflict of interest was raised as a result of the work performed by Semler Brossy.
Competitive Positioning
The Compensation Committee believes that peer group comparisons are useful guides to measure the competitiveness of our executive compensation program and related policies and practices. In evaluating competitive positioning, the Compensation Committee also considered stockholder feedback emphasizing the importance of market alignment and transparent benchmarking practices when assessing executive compensation decisions. For purposes of assessing our executive compensation against the competitive market, the Compensation Committee reviews and considers the compensation levels and practices of a select group of peer companies.
This compensation peer group consists of technology companies that are similar to us in terms of revenue, market capitalization, and industry focus, and who hire executive talent comparable to our executives. The Compensation Committee uses competitive data drawn from this compensation peer group to help it

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analyze the compensation of our executive officers and make compensation decisions. However, the competitive data drawn from this compensation peer group is only one of several factors that the Compensation Committee considers in making its decisions with respect to the compensation of our executive officers.
The Compensation Committee, with the assistance of our compensation consultant, reviews our compensation peer group at least annually and adjusts its composition if warranted, taking into account changes in both our business and the businesses of the companies in the peer group. In August 2024, for the purposes of informing fiscal 2025 compensation decisions, the Compensation Committee determined no modifications were needed to the compensation peer group, which consisted of the following companies as our peer group:

Axcelis Technologies, Inc.	Semtech Corporation
Cirrus Logic, Inc.	Silicon Laboratories
Diodes Incorporated	Skyworks Solutions, Inc.
MACOM Technology Solutions	Synaptics Incorporated
MaxLinear, Inc.	Teradyne Inc.
Monolithic Power Systems, Inc.	Universal Display Corporation
Nanometrics Incorporated	Wolfspeed Inc.
Power Integrations, Inc.

As part of its annual executive compensation review for the purposes of informing fiscal 2025 compensation decisions, the Compensation Committee used data gathered by Semler Brossy from the public filings of the companies in our compensation peer group, as well as data from special data cuts drawn from the Radford 2024 Global Technology Survey of companies that are similar to us in revenue, market capitalization and industry focus for purposes of providing additional perspective in the case of executive positions where the compensation peer group offered a limited number of relevant data points. This data permitted the Compensation Committee to evaluate the competitive market when formulating its recommendations for the total direct compensation package of our executive officers, including base salary, target annual cash incentive awards and long-term incentive compensation.
In July 2025, the Compensation Committee re-evaluated our peer group and approved certain updates to the peer group to better reflect the Company’s industry, revenue, market cap, and strategic focus. These changes will apply to fiscal 2026 compensation decisions. The Committee, in consultation with our compensation consultant, removed Axcelis Technologies, Inc., Wolfspeed Inc., and Teradyne Inc., as they no longer aligned to the criteria used to select peers, and added Allegro MicroSystems, Inc., Astera Labs, Inc., Credo Technology Group Holding Ltd., Impinj, Inc., and Rambus Inc., based on their industry, revenue, and size.
Setting Target Total Direct Compensation
The Compensation Committee, with the assistance of its independent compensation consultant, reviews the base salary levels, annual short-term incentive opportunities, and long-term incentive compensation opportunities of our executive officers and all related performance criteria at the beginning of each year and in connection with new hiring, or more frequently as warranted.
The Compensation Committee does not establish a specific target for formulating the total direct compensation opportunities. In making its recommendations about our CEO compensation and its decisions about our other executive officer compensation, the members of the Compensation Committee

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rely primarily on their general experience and subjective considerations of various factors, including the following:
▪	our executive compensation program objectives and compensation philosophy;
▪	our performance against the financial, operational and strategic objectives proposed in conjunction with management and approved by the Compensation Committee and our Board of Directors;
▪
each individual executive officer’s knowledge, skills, experience, qualifications, and tenure relative to other similarly situated executives at the companies in our compensation peer group and/or selected broad-based compensation surveys;

▪
the scope of each executive officer’s role and responsibilities compared to other similarly situated executives at the companies in our compensation peer group and/or selected broad-based compensation surveys;

▪
the prior performance of each individual executive officer, based on a subjective assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function and work as part of a team;

▪	the potential of each individual executive officer to contribute to our long-term financial, operational and strategic objectives;
▪	our CEO’s compensation relative to that of our other executive officers, and compensation parity among our executive officers;
▪	our financial performance relative to our peers, including the relative shareholder return of the Company and other companies;
▪
the compensation practices of our compensation peer group and the companies in selected broad-based compensation surveys and the positioning of each executive officer’s compensation in a ranking of these companies’ compensation levels based on an analysis of competitive market data;

▪	the data, analysis, and advice provided by our independent compensation consultant;
▪	the feedback received from stockholders regarding our executive compensation program; and
▪	the recommendations of our CEO with respect to the compensation of our other executive officers.
These factors provide the framework for compensation decision-making and final decisions and recommendations regarding our CEO and other executive officer compensation opportunities. No single factor is determinative in setting compensation levels, nor is the impact of any individual factor on the determination of pay levels quantifiable.
The Compensation Committee does not weigh these factors in any predetermined manner, nor does it apply any formulas in developing its compensation decisions and recommendations. In making its decisions and recommendations, which are subjective in nature, the members of the Compensation Committee consider all of this information in light of their individual experience, knowledge of the Company, knowledge of the competitive market, business judgment, and knowledge of each executive officer’s role, responsibilities, knowledge, skills, experience, qualifications and tenure.
The Compensation Committee reviews available industry and peer group compensation information to assess our compensation levels and utilizes this information to make compensation decisions and recommendations with respect to our CEO and executive officers. In making its determinations, the

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Compensation Committee reviews information summarizing the compensation paid at our compensation peer companies, to the extent that the executive positions at these companies are considered comparable to our positions and informative of the competitive environment, and more broad-based compensation surveys to gain a general understanding of market compensation levels.
Compensation Elements
The principal elements of our executive compensation program for the last completed fiscal year for our Named Executive Officers are set forth in the following table, each of which is described in more detail below. The Compensation Committee considers the factors described under “Compensation-Setting Process – Setting Target Total Direct Compensation” above to determine the form and amount of each element of compensation similarly for our Named Executive Officers.
The following table sets forth information regarding each individual compensation element, including a description of each element and a summary of the element’s key objectives.

Compensation Element	Description	Element Objectives
Base Salary	▪ Fixed cash compensation based on the Named Executive Officer’s role, responsibilities, competitive market positioning and individual performance	▪ Attract and retain key executive talent ▪ Provide a specified level of cash compensation for the Named Executive Officer’s performance of his or her responsibilities
Annual Corporate Incentive Compensation
▪
Annual incentive with target award amount for each Named Executive Officer; actual awards may be higher or lower than target based on business and individual performance

▪
Provided under our Corporate Incentive Plan
▪ Attract and retain key executive talent ▪ Encourage and reward individual contributions and achievement of annual corporate performance objectives
Long-Term Incentive Compensation	▪ Long-term equity awards granted in the form of time-based RSU awards, and PRSU awards; actual PRSU awards earned may be higher or lower than target based on our performance	▪ Attract and retain key executive talent ▪ Drive top-tier performance and focus on sustained long-term success ▪ Enhance stock ownership and align with stockholder interests

Base Salary
Base salary represents the fixed portion of the compensation of our Named Executive Officers and is an important element of compensation intended to attract and retain highly talented individuals.

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Generally, we use base salary to provide each Named Executive Officer with a specified level of cash compensation during the year with the expectation that he or she will perform his or her responsibilities to the best of his or her ability and in our best interests.
Generally, the Compensation Committee reviews the base salaries of our executive officers each year as part of its annual review of our executive compensation program, with input from our CEO (except with respect to his own base salary) and considers making adjustments as it determines to be reasonable and necessary to reflect the scope of an individual’s experience, performance, individual contributions and responsibilities, position in the case of a promotion and market conditions.
In February 2025, the Compensation Committee reviewed the base salaries of our Named Executive Officers, excluding Mr. Tamer, our CEO, as his 2025 Base salary was set at the time of his appointment in September 2024, and Ms. Stevens, as her post Interim CFO compensation for 2025 was set in October 2024. During the review, the Compensation Committee took into consideration a competitive market analysis prepared by Semler Brossy and the recommendations of the CEO, as well as the other factors described in “Compensation-Setting Process – Setting Target Total Direct Compensation” above. The Compensation Committee adjusted the base salaries of the applicable Named Executive Officers to better align their base salaries with the competitive market.
The base salaries of our Named Executive Officers for the last completed fiscal year were as follows:

Named Executive Officer	Fiscal 2024 Base Salary ($)	Fiscal 2025 Base Salary(1)(4) ($)	Percentage Adjustment
Ford Tamer(2) President & CEO	800,000	800,000	—
Lorenzo Flores(3) SVP & CFO	N/A	600,000	N/A
Erhaan Shaikh(4) SVP Worldwide Sales	N/A	440,000	N/A
Esam Elashmawi SVP Strategy & Marketing	541,000	562,600	4.0%
Pravin Desale SVP R&D	416,000	460,100	10.6%
Tonya Stevens(5) Interim CFO	450,000	425,000	-5.6%

(1)	Base salaries were effective April 1, 2025, except as noted herein.
(2)	Mr. Tamer’s base salary was effective on his start date, September 16, 2024. No adjustment was made in 2025.
(3)	Mr. Flores’s base salary was effective on his start date, February 10, 2025.
(4)	Mr. Shaikh’s base salary was effective on his promotion date, February 10, 2025. Mr. Shaikh was not a NEO in 2024, so his 2024 base salary is not disclosed.
(5)
Ms. Stevens acted as our Interim CFO from October 10, 2024 to February 9, 2025, and her annualized base salary during that period of service was set at $450,000. After her period of service as our Interim CFO, Ms. Stevens was appointed Corporate Vice President, Chief Accounting Officer, and her annualized base salary was set at $425,000, effective February 10, 2025.

The actual base salaries paid to our Named Executive Officers in the last completed fiscal year are set forth in the “2025 Summary Compensation Table” below.

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Annual Corporate Incentive Compensation
In fiscal 2025, we implemented an annual corporate incentive program in which all of our non-sales employees (including our Named Executive Officers) were eligible to participate to achieve our annual business goals. In December 2024, the Compensation Committee approved the 2025 Corporate Incentive Plan to provide incentives for these employees to meet or exceed the principal business objectives set forth in our annual operating plan for fiscal 2025. Under the 2025 Corporate Incentive Plan, annual incentive award payments were to be funded based on our level of achievement of pre-established corporate performance goals and then subject to potential adjustment for individual performance as described below.
Target Annual Incentive Awards
Under the 2025 Corporate Incentive Plan, each Named Executive Officer’s target annual incentive award was to be based upon a specific percentage of his or her earned annual base salary as reflected in the following table:

Named Executive Officer	Target Annual Incentive (% of Earned Base Salary)
CEO	125%
Other NEOs(1)	85%

(1)
Ms. Stevens 2025 Corporate Incentive Plan opportunity was set at 70% on a prorated basis for her period of service as our Interim CFO through February 9, 2025, and at 50% for the remainder of fiscal 2025.

Corporate Performance Objectives
Each Named Executive Officer was eligible to receive an annual incentive award payment under the 2025 Corporate Incentive Plan based upon his or her individual performance and the attainment of one or more corporate performance components that were established by the Compensation Committee, and which related to both financial and operational objectives.
In December 2024, the Compensation Committee selected three equally weighted performance components for the 2025 Corporate Incentive Plan: (i) non-GAAP operating income, (ii) revenue, and (iii) management business objectives. The Compensation Committee believed these components were appropriate because, in its view, they continued to be the best indicators of successful execution of our annual operating plan and provided a strong emphasis on growth while managing expenses and strengthening our customer and employee relationships, which it believed would most directly influence the creation of sustainable long-term stockholder value.
Under the 2025 Corporate Incentive Plan, the maximum payout percentage for the non-GAAP operating income, revenue, and management business objectives components was 200%. The total maximum payout under the 2025 Corporate Incentive Plan was 200%.
2025 Corporate Incentive Plan Components:
▪
“non-GAAP operating income” component meant our operating income determined under GAAP, excluding stock-based compensation, certain restructuring charges, expenses incurred in connection with mergers, acquisitions, or other similar corporate transactions, and accrual and payment of incentives under the 2025 Corporate Incentive Plan; and

▪	“revenue” component meant our GAAP revenue, as reflected in our audited financial statements for fiscal 2025.

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The Compensation Committee selected non-GAAP operating income because it is a key profitability metric used in the Company’s internal operating plan and reflects core operating performance, excluding items that may not be indicative of ongoing results. For a reconciliation of GAAP to non-GAAP results, see Appendix A “Non-GAAP Reconciliation” to this proxy statement.
The Compensation Committee established threshold, target, and maximum achievement levels for each of the two financial performance components. In establishing the fiscal 2025 financial component targets, the Compensation Committee considered the Company’s fiscal 2024 performance, prevailing industry conditions, and the Company’s operating plan for fiscal 2025. The Committee determined that the fiscal 2025 targets appropriately reflected the Company’s updated operating outlook and continued to require meaningful year-over-year improvement and disciplined execution in order to achieve target payout.
To the extent that performance for either component was below the threshold performance level, there would be no payment with respect to that component. In addition, the potential payment for any such component was capped at the maximum performance level. Achievement levels and payment percentages for performance between the threshold and maximum performance levels were set forth in a matrix approved by the Compensation Committee. Payment for performance at points between those reflected in the matrix were to be calculated using straight-line interpolation.
The resulting performance levels for the two financial performance components were as follows:
Non-GAAP Operating Income

Attainment vs. Plan	Amount	Payout Percentage
Threshold	$100 million	0%
Target	$153 million	100%
Maximum	$234 million	200%

Revenue

Attainment vs. Plan	Amount	Payout Percentage
Threshold	$416 million	0%
Target	$520 million	100%
Maximum	$676 million	200%

The Compensation Committee also determined that the minimum threshold for either the non-GAAP operating income component or the revenue component must be attained for there to be any payout with respect to the management objectives component.
In setting the fiscal 2025 revenue and non-GAAP operating income targets, the Compensation Committee required performance above the Company’s actual fiscal 2024 results, reflecting an expectation of continued growth and disciplined operating execution in a transitional year.
▪
“management business objectives” component was based on the achievement of objectives related to our strategic pillars. The table below summarizes the principal objective categories considered by the Compensation Committee. Within these categories, the Committee evaluates performance against rigorous, detailed internal milestones and operational criteria that are not publicly disclosed due to competitive sensitivity.

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Management Business Objectives

Strategic Pillar	Objective
Grow in our Traditional Markets	Drive design win growth above a specified level through the achievement of certain design win goals
Expand Into New Markets & Customers	Expand serviceable addressable markets through successful execution of new product platforms, including the Lattice Avant™ product platform, and the launch of an Edge AI solution
Deliver Innovative Solutions	Deliver new products on a fast cadence and deliver certain application specific solutions to customers
Create Sustainable Value	Deliver fiscal gross margin above a pre-established target, including through average sales price expansion
Build a High Performing Team	Achieve high employee engagement and retention, implement productivity initiatives, and demonstrate continued corporate stewardship progress

These management business objectives were chosen to reinforce operational stability and support future revenue growth during a period of strategic refinement, meet execution commitments on our new product platform, drive new product adoption, help enhance employee engagement and development, and further our corporate stewardship initiatives.
Individual Performance Modifier
In addition to our actual results as measured against the corporate performance objectives under the 2025 Corporate Incentive Plan, each Named Executive Officer’s tentative annual incentive award payment was subject to a discretionary increase or decrease by up to 100% based on a general assessment of his or her individual contributions for the year. In the case of our CEO, this assessment is made by the independent members of our Board of Directors. In the case of each of our Named Executive Officers (other than our CEO), this assessment generally involved a review of his or her functional area for the year as well as consideration of his or her contributions to our overall financial and operational results. No discretionary adjustments to the Named Executive Officers’ annual incentive award payments were made for fiscal 2025.
Annual Incentive Award Payments
In February 2026, the Compensation Committee determined the annual incentive award payments for our Named Executive Officers. First, the Compensation Committee reviewed our performance with respect to each of the corporate performance components and determined the extent to which each objective was achieved for the last completed fiscal year. Specifically, the Compensation Committee determined that our non-GAAP operating income was approximately $149 million, our revenue was approximately $523 million and, based on our achievement with respect to each of the pre-established management business objectives for the year, our attainment level for the management objectives component was 75%.

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Based on these results, the Compensation Committee then determined the percentage achievement of each performance component and the corresponding weighted payment level, as follows:

Corporate Performance Component	Weighting	Percentage Achievement versus Target Performance	Weighted Payment Level
Non-GAAP Operating Income	33%	92%	31%
Revenue	33%	103%	34%
Management Business Objectives	33%	75%	25%
Total			90%

After the overall payment level for the corporate performance components under the 2025 Corporate Incentive Plan had been determined to be 90%, the Compensation Committee made no discretionary adjustments to the 2025 Corporate Incentive Plan payout for our Named Executive Officers based on individual performance.
The Compensation Committee recommended to the independent members of our Board of Directors the annual incentive award payment for our current CEO set forth in the following table, which was subsequently approved by the independent directors in February 2026. The annual incentive award payments to our Named Executive Officers were as follows:

Named Executive Officer	Target Award ($)	Actual Award(1) ($)	Actual Award (as a Percentage of the Target Award)
Ford Tamer President & CEO	1,019,231	917,308	90%
Lorenzo Flores SVP & CFO	460,962	414,866	90%
Erhaan Shaikh SVP Worldwide Sales	338,038	304,234	90%
Esam Elashmawi SVP Strategy & Marketing	488,188	439,369	90%
Pravin Desale SVP R&D	389,235	350,311	90%
Tonya Stevens(2) Interim CFO	236,922	213,230	90%

(1)
For employees at the Vice President level and above, which includes our Named Executive Officers, Corporate Incentive Plan payouts were delivered in equity. The number of shares of our common stock delivered was determined by dividing the target value of the awards by the 30-day trailing average of the market price of our common stock on March 6, 2026 (which was $94.74), consistent with the Company’s standard methodology for equity awards denominated in dollar amounts.

(2)
Ms. Stevens’ Target Award was prorated based on 70% of her base salary during her period of service during fiscal 2025 as our Interim CFO and 50% of her base salary during her period of service Corporate Vice President, Chief Accounting Officer.

The annual Corporate Incentive Plan award payments made to our Named Executive Officers for the last completed fiscal year are also set forth the “Summary Compensation Table” below.

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Long-Term Incentive Compensation
We use long-term incentive compensation in the form of equity awards to incent and reward our Named Executive Officers to help drive long-term corporate performance based on the value of our common stock and, thereby, to align their interests with those of our stockholders. In the last completed fiscal year, these equity awards were granted in the form of PRSU awards and time-based RSU awards. We believe that an appropriate mix of performance-based awards and time-based awards allow us to compete effectively in a highly competitive market and provide an appropriate long-term incentive for our Named Executive Officers.
Typically, we have granted equity awards to our executive officers as part of the Compensation Committee’s annual review of executive compensation or in connection with new hires or promotions. To date, the Compensation Committee has not applied a rigid formula in determining the size of these equity awards. Instead, the Compensation Committee determines the amount of each equity award after taking into consideration a competitive market analysis prepared by its compensation consultant, the recommendations of our CEO (except with respect to his own equity awards), the amount of equity compensation held by each executive officer (including the current economic value of his or her unvested equity and the ability of these unvested holdings to satisfy our retention objectives), as well as the other factors described in “Compensation-Setting Process – Setting Target Total Direct Compensation” above.
Annual Long-Term Incentive Compensation Awards
In February 2025, our Board of Directors and Compensation Committee conducted its annual review of the long-term incentive compensation to our Named Executive Officers at that time. After taking into consideration a competitive market analysis prepared by Semler Brossy and the recommendations of our CEO (except with respect to his own equity awards), as well as the factors described in the preceding paragraph, the Compensation Committee recommended the independent members of the Board of Directors that the Company grant no additional equity awards to our CEO, Mr. Tamer, in 2025, consistent with the compensation package approved at the time of his appointment in 2024, and granted equity awards to our other Named Executive Officers in the amounts set forth in the chart further below. Such equity grants included (1) a PRSU award with performance criteria based on our relative total stockholder return (“TSR”) in comparison to an index, (2) an RSU award with time-based vesting requirements; (3) a Go for Gold Award (other than to our CEO and CFO), and (4) certain new-hire and executive promotion related awards for Mr. Flores and Mr. Shaikh. Based on the recommendation of the Compensation Committee, the independent members of our Board of Directors subsequently did not grant any equity awards to our CEO in fiscal 2025.
2025 TSR-Based Performance Based Restricted Stock Unit Awards
The TSR-Based PRSU awards granted to our Named Executive Officers in 2025 will vest on the third anniversary of the date of grant (or, in the case of the hiring and promotion TSR-Based PRSU awards granted to Mr. Flores and Mr. Shaikh, respectively, on the first, second, and third anniversaries of Mr. Flores’ start date and Mr. Shaikh’s grant date) based upon the total TSR of the Company relative to the Russell 3000 Index, an index that tracks the results of U.S. public companies and of which we are a constituent. The Compensation Committee selected the Russell 3000 Index as a broad-based U.S. market benchmark that reflects the Company’s market capitalization profile and overall investor base. The Committee believes this index provides a stable and diversified comparator. No new awards were granted to the CEO in 2025. The units granted will be tested for vesting on the third anniversary from the date of grant (or, in the case of the TSR-Based PRSU awards granted to Mr. Flores and Mr. Shaikh, on the first, second, and third anniversaries noted above) and will vest according to the following terms:
▪	If the relative TSR performance of our common stock does not achieve the threshold performance level, then none of the PRSUs will vest.

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▪
If the relative TSR performance of our common stock achieves at least the threshold performance level, then the PRSUs will vest based on the following performance matrix, with payment for performance at points between the threshold, target, and maximum performance levers calculated using straight-line interpolation:

Company Performance (Percentile Ranking)	Percentage of Performance Shares Vesting (as a Percentage of the Target Number of PRSUs)
25th Percentile and below	0%
55th Percentile	100%
75th Percentile and above	200%

▪
If the relative TSR performance of our common stock is between the specified percentage ranges in the performance matrix, the Compensation Committee will determine the percentage of the target number of PRSUs through straight-line interpolation, with the result rounded to the nearest whole share.

▪	The maximum opportunity is capped at 200% of target.
2025 Time-Based Restricted Stock Unit Awards
The time-based RSU awards vest over a four-year period, with 25% of the units subject to the awards vesting on the first anniversary of the date of grant and the remaining units vesting at the rate of 6.25% of the total number of units subject to the awards as of the end of each three-month period thereafter, contingent upon the recipient’s continued service with us through each applicable vesting date. Upon vesting, the RSU awards may be settled by issuing that number of shares of our common stock that equal the number of units that have vested.
Go for Gold Program PRSU Awards
As described above under Executive Summary — Fiscal 2025 Executive Compensation Highlights, in February 2025, the Compensation Committee approved a company-wide performance-based equity program (“Go for Gold”) designed to align a large portion of employees with ambitious revenue growth objectives using a defined threshold, target, and maximum framework. Each Go for Gold award is structured as a PRSU opportunity tied to annual revenue growth over two independent measurement periods. Fifty percent of the award is subject to performance based on revenue growth for fiscal 2026 relative to fiscal 2025, and the remaining fifty percent is subject to performance based on revenue growth for fiscal 2027 relative to fiscal 2026. Performance is measured independently for each year using a predefined threshold, target, and maximum payout scale. For the first tranche performance period, revenue growth payout threshold is 10% and payout maximum is at or above 25% growth. For the second tranche performance period, revenue growth payout threshold is 10% and payout maximum is at or above 15.6% growth. Earned awards, if any, are determined following certification of performance for the applicable fiscal year and vest on the April 10th following the certification, subject to the participant’s continued service through the date of vest. For Named Executive Officers, performance below the threshold will result in 0% payout, performance at the threshold will result in a 50% payout, performance at the target will result in 100% payout, and performance at the maximum will result in 200% payout. Payouts for performance between threshold, target, and maximum are calculated using straight-line interpolation. Our Named Executive Officers, other than our CEO and CFO, received a Go for Gold award in the amounts set forth below. The Compensation Committee does not view the Go for Gold program as a recurring annual practice, but rather as a company-wide, targeted, time-bound initiative designed to broaden alignment and execution during a specific phase of the Company’s growth strategy.

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New-Hire and Promotion Long-Term Incentive Compensation
After a review of market and compensation peer group data, the Compensation Committee, upon the recommendations of our CEO and our independent compensation consultant, granted new-hire equity awards to Mr. Flores effective as of his date of hire, February 10, 2025, and promotion-related equity awards to Mr. Shaikh on February 14, 2025, each in the amounts set forth in the chart below. These consisted of awards intended to reflect the mix of awards granted to our other NEOs and, accordingly, included TSR PRSUs (as described above), time-based RSUs, Revenue Growth PRSUs (consistent with the Revenue Growth PRSUs granted to our other NEOs in 2024 and as modified by the Compensation Committee and described herein), and for Mr. Shaikh, also a Go for Gold award. See Executive Summary — Fiscal 2025 Executive Compensation Actions for more information.
The equity awards granted to our Named Executive Officers in the last completed fiscal year were as follows:

Named Executive Officer	TSR Performance Restricted Stock Unit Award		Revenue Growth Performance Restricted Stock Unit Award		Go for Gold Performance Restricted Stock Unit Award		Restricted Stock Unit Award		Aggregate Target Value of Awards ($)
	Target number of shares(1)	Target value ($)	Target number of shares(1)	Target value ($)	Target number of shares(1)	Target value ($)	Number of shares(1)	Target value ($)
Ford Tamer President & CEO	—	—	—	—	—	—	—	—	—
Lorenzo Flores SVP & CFO(2)	44,323	2,500,000	88,646	5,000,000	—	—	106,375	6,000,000	13,500,000
Erhaan Shaikh SVP Worldwide Sales	21,735	1,250,000	130,411	7,500,000	4,929	300,000	21,735	1,250,000	10,300,000
Esam Elashmawi SVP Strategy & Marketing	21,361	1,300,000	—	—	4,929	300,000	21,361	1,300,000	2,900,000
Pravin Desale SVP R&D	20,540	1,250,000	—	—	4,929	300,000	20,540	1,250,000	2,800,000
Tonya Stevens Interim CFO	—	—	—	—	4,929	300,000	19,718	1,200,000	1,500,000

(1)
The number of shares of our common stock subject to these awards was determined by dividing the target value of the awards by the 30-day trailing average of the market price of our common stock prior to the date of grant. The target value may differ from those reported in the Summary Compensation Table and Grants of Plan-Based Awards Table, which, in accordance with SEC rules, reflect the ASC 718 grant date fair value of time-based equity awards based on the single day closing price of our common stock on the date of grant and, for PRSUs, assuming a probable outcome of the applicable performance conditions.

(2)
Compensation, including RSU award, reflects new-hire compensation package for Mr. Flores. For Mr. Flores’ RSUs, 88,646 of the RSUs vest over a four-year period, with 25% of the units subject to the awards vesting on the first anniversary of the date of grant and the remaining units vesting at the rate of 6.25% of the total number of units subject to the awards as of the end of each three-month period thereafter, and 17,729 of the RSUs vested on the first anniversary of Mr. Flores’ start date.

Prior Long-Term Incentive Compensation Award Actions
Performance Certification of Previously Awarded 2022 and 2023 TSR-Based PRSU
Mr. Elashmawi received TSR-Based PRSU awards in February 2022 as part of our annual equity grant program. The 2022 TSR-Based PRSUs were eligible to vest based on our TSR relative to the Russell 2000 Index during a single three-year performance period ending on the third anniversary of the grant

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date. The number of shares eligible to vest are as follows: none of the PRSUs were eligible to vest if our TSR is at or below the 25th percentile, 100% of the target number of PRSUs were eligible to vest if our TSR is at the 55th percentile, and 200% of the target number of PRSUs were eligible to vest if our TSR is at the 75th percentile. In February 2025, the Compensation Committee Chair, pursuant to a delegation of authority by the Compensation Committee, determined the level of achievement with respect to the February 2022 PRSU awards granted to Mr. Elashmawi. The Compensation Committee Chair determined that our TSR ranked at the 62nd percentile and, therefore, 133.7% of the target number of PRSUs awarded had vested.
Mr. Desale received a TSR-Based PRSU in September 2023 in connection with his hiring. These awards were divided into three equal tranches, with each tranche eligible to vest based upon our TSR relative to the Russell 3000 during each performance period. For each tranche, the number of shares eligible to vest are as follows: none of the PRSUs were eligible to vest if our TSR is at or below the 25th percentile, 100% of the target number of PRSUs were eligible to vest if our TSR is at the 55th percentile, and 200% of the target number of PRSUs were eligible to vest if our TSR is at the 75th percentile. In September 2025, the Compensation Committee Chair, pursuant to a delegation of authority by the Compensation Committee, determined the level of achievement with respect to the second tranche of the September 2023 PRSU awards granted to Mr. Desale. The Compensation Committee Chair determined that our TSR ranked below the 25th percentile for the second measurement period and, therefore, 0% of the target number of PRSUs covered by the second tranche of the awards had vested.

Named Executive Officer	PRSU Award Grant Date	Target Number of Shares in Tranche of PRSU Award	Percentage of Shares Earned in Tranche of PRSU Award	Actual Number of Shares in Tranche of PRSU Award Earned
Esam Elashmawi	February 18, 2022	14,171	134%	18,950
Pravin Desale	September 11, 2023	9,095	0%	—

Modification of 2024 and 2025 Revenue Growth PRSU
As described above under “Executive Summary — Fiscal 2025 Executive Compensation Actions,” on February 28, 2025, the Compensation Committee modified the performance timing and vesting mechanics of the Revenue Growth PRSU awards granted in 2024 and early 2025 to better align measurement periods with the Company’s growth strategy under its new executive leadership. All other terms of the awards remain unchanged; the modification did not increase award size, reduce performance rigor, or alter the underlying revenue growth performance criteria.
Following the modification, the 2024 Revenue Growth PRSUs continue to consist of four equal tranches, each measured based on annual organic revenue growth relative to the prior fiscal year and subject to the established threshold, target, and maximum payout framework, including the requirement that revenue growth exceed the Gartner Non-Memory Semiconductor Revenue Growth benchmark. The first measurement period will be fiscal 2026 (relative to fiscal 2025), and the final measurement period will be fiscal 2029 (relative to fiscal 2028). Threshold performance (minimum growth of 5%) results in a partial tranche payout (25% of target payout). Target performance (minimum growth of 10%) results in a full tranche payout. Maximum performance (minimum growth of 25%) results in an above-target tranche payout (250% of target payout), subject to caps established at grant. Payment for performance at points between the threshold, target, and maximum performance levers are calculated using straight-line interpolation. No payout is earned for a measurement year if the revenue growth threshold is not achieved. Payout eligibility is further conditioned on the Company’s revenue growth exceeding the Gartner Non-Memory Semiconductor Revenue Growth benchmark growth rate, such that threshold performance requires both positive revenue growth and relative market outperformance.

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Performance Certification of Previously Awarded 2021 Revenue Growth PRSU
Mr. Elashmawi received a Revenue Growth PRSU in February 2021. The Revenue Growth PRSU was divided into four equal tranches and for each tranche, revenue growth is measured by comparing organic revenue for that year to the highest revenue achieved in any prior year, beginning with fiscal 2020. If there is inorganic revenue growth via an acquisition in a given year, that revenue is not counted until the year following the first full year of revenue is achieved for that acquisition. The size of the revenue growth percentage determines the extent to which any tranche will be eligible to vest. This can range from 0% to 200%, with payment at or above 100% only possible with actual achievement of revenue growth consistent with the revenue growth of 10% or greater. Eligibility for vesting of any tranche occurs on the 13-month anniversary following the annual measurement period for that tranche.
In February 2024, the Compensation Committee determined the level of achievement with respect to the fiscal 2023 measurement period for these awards. The Compensation Committee Chair determined that fiscal 2023 revenue grew 16.3% year over year and therefore, that 116.3% of the target number of PRSUs covered by fiscal 2023 of the awards became eligible to vest on January 31, 2025, 13 months after the fiscal 2023 measurement period.

Named Executive Officer	PRSU Award Grant Date	Target Number of Shares Tranche of PRSU Award	Percentage of Shares Earned Tranche of PRSU Award	Actual Number of Shares Tranche of PRSU Award Earned
Esam Elashmawi	February 19, 2021	12,543	116%	14,588

Additional Compensation Actions in Fiscal 2025
CFO Sign-on Bonus
Mr. Flores received a sign-on bonus of $667,000 (less applicable taxes) as part of his new-hire compensation package, with the after tax amount of such bonus subject to a pro-rated repayment requirement if Mr. Flores voluntarily terminates his employment other than for Good Reason (as defined in his employment agreement) or his employment is terminated for Cause (as defined in his Employment Agreement), within 24 months of receiving the bonus. See “Summary Compensation Table” below.
Payments Earned for Services Prior to Designation as an Executive Officer
Pro-Rated Sales Incentive Plan Bonus
Mr. Shaikh received a cash bonus of $16,925 earned under the Company’s Sales Incentive Plan (“SIP”) for the period of 2025 prior to his promotion to Senior Vice President, Worldwide Sales in February 2025. The SIP is a commission-based plan administered by management and applicable to sales personnel. Following his promotion and designation as a Named Executive Officer, Mr. Shaikh participated in the Corporate Incentive Plan for the remainder of fiscal 2025. See “Summary Compensation Table” below.
2025 Employee Recognition Payment
Ms. Stevens received a discretionary bonus payment of $37,944 to acknowledge her individual performance and efforts during 2024 in her capacity as a non-officer employee prior to the time she became Interim CFO. The amount was equivalent to approximately 20% of her 2024 Corporate Incentive Plan target bonus for 2024. See “Summary Compensation Table” below.

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Employee Benefits
Our Named Executive Officers are eligible to participate in the same employee benefit plans, and on the same terms and conditions, as all other full-time, salaried U.S. employees. These benefits include medical, dental and vision insurance, business travel insurance, an employee assistance program, health and dependent care flexible spending accounts, basic life insurance, accidental death and dismemberment insurance, short-term and long-term disability insurance, and commuter benefits. We also maintain a tax-qualified Section 401(k) retirement savings plan (the “Section 401(k) Plan”) that provides eligible employees, including our Named Executive Officers, with an opportunity to save for retirement on a tax-advantaged basis. Participants may make pre-tax contributions to the Section 401(k) Plan from their eligible earnings up to the statutorily prescribed annual limit on pre-tax contributions under the Code. An employee’s interest in his or her pre-tax deferrals is 100% vested when contributed. Currently, we match 100% of the first 3% of a participant’s contributions and 50% of the next 3% of the participant’s contributions to the Section 401(k) Plan, subject to an applicable annual statutory maximum per employee.
We design our employee benefits programs to be affordable and competitive in relation to the market as well as compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices and the competitive market.
Perquisites and Other Personal Benefits
Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide significant perquisites or other personal benefits to our Named Executive Officers, except as generally made available to all our employees, or in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make an individual more efficient and effective, and for recruitment and retention purposes. During the last completed fiscal year, none of our Named Executive Officers received perquisites or other personal benefits that were, in the aggregate, $10,000 or more for each individual.
In the future, we may provide additional perquisites or other personal benefits in limited circumstances. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Compensation Committee.
Employment Agreements
Each of our Named Executive Officers has entered into an employment agreement with the Company, except for Ms. Stevens, our Interim CFO through February 9, 2025, who is not party to an employment agreement. The Compensation Committee regularly reviews our form of employment agreement to align with current market practices. We believe these agreements provide for the best interests of the Company, support the retention of our Named Executive Officers, and help achieve consistency among similar officers.
Each of these employment agreements provides for “at will” employment (meaning that either we or the Named Executive Officer may terminate the employment relationship at any time without cause) and sets forth the then current compensation arrangements for the Named Executive Officer, including a base salary and participation in our employee benefit programs. In addition, these employment agreements provide that our Named Executive Officers will be eligible to receive certain severance payments and benefits in connection with certain involuntary terminations of employment, including in connection with a change in control of the Company. These post-employment compensation arrangements are discussed in “Post-Employment Compensation” below.

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For detailed descriptions of the employment agreements we maintained with our Named Executive Officers during the last completed fiscal year, see “Potential Payments upon Termination or Change in Control” below.
Post-Employment Compensation
The employment agreements with our Named Executive Officers contain certain protections in the event of their involuntary termination of employment under specified circumstances, including following a change in control of the Company. These arrangements provide reasonable compensation to the Named Executive Officer if he or she leaves our employ under certain circumstances to facilitate his or her transition to new employment. Further, in some instances we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing Named Executive Officer to sign a separation and release agreement acceptable to us as a condition to receiving post-employment compensation payments or benefits. We also believe that these arrangements help maintain their continued focus and dedication to their assigned duties to maximize stockholder value if there is a potential transaction that could involve a change in control of the Company.
In determining payment and benefit levels under the various circumstances triggering post-employment compensation provisions under the employment agreements of our Named Executive Officers, the Compensation Committee has drawn a distinction between (i) voluntary terminations of employment without good reason or terminations of employment for cause and (ii) terminations of employment without cause or voluntary terminations of employment for good reason. Payment in the latter circumstances has been deemed appropriate in light of the benefits described in the prior paragraphs, as well as the likelihood that the Named Executive Officer’s departure is due, at least in part, to circumstances not within his or her control. In contrast, we believe that payments are not appropriate in the event of a termination of employment for cause or a voluntary resignation without good reason because such events often reflect either performance challenges or an affirmative decision by the executive to end his or her relationship without fault by the Company.
All payments and benefits that may be provided under a Named Executive Officer’s employment agreement in connection with a change in control of the Company are payable only if there is a subsequent loss of employment by the Named Executive Officer (a so-called “double-trigger” arrangement). In the case of the acceleration of vesting of outstanding equity awards, we use this double-trigger arrangement instead of a single-trigger arrangement (where the vesting acceleration would apply upon the change in control) to protect against the loss of retention value following a change in control of the Company and to avoid windfalls, both of which could occur if vesting of either equity or cash-based awards accelerated automatically as a result of the transaction. All equity awards held by our Named Executive Officers are also subject to the terms of our 2013 Equity Incentive Plan, 2023 Equity Incentive Plan, or 2025 Inducement Equity Incentive Plan (as applicable) that apply to all employee awards upon a change in control or similar transaction and/or termination of employment.
Ms. Stevens, who is not party to an employment agreement, is entitled to certain acceleration of vesting of outstanding equity awards in the event of a change in control, pursuant to the Company’s Equity Protection Policy applicable to certain Company executives. Upon an involuntary termination, as defined in the policy, immediately prior to the change of control extending through a date that is 24 months after a qualifying change in control, Ms. Stevens will immediately vest in all compensatory equity that vests solely based on continued service, including any performance-based compensatory equity. Equity that vests based on performance shall vest based on the terms of such awards; provided, however, if no treatment has been set forth in such award then for purposes of determining performance under any relative TSR awards outstanding on or granted prior to the effective date of the change in control, the ending average stock price will be determined as the price per share paid for the Company’s stock in the change in control and the peer group ending average stock price will be determined based on the average closing stock

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prices for the component members of the peer group for the 30-trading days ending prior to the date of the change in control. For purposes of any tranche where the determination period has not commenced as of the date of the public announcement of the proposed change in control, the Company stock price for the initial date of such determination period shall be deemed to be the price of the Company’s stock as of the date of the original performance grant, and applied to any tranches of the relative TSR awards that were eligible to vest for measurement periods ending on or after the date of the change in control and those tranches shall be converted to RSUs and will vest on the originally scheduled measurement dates, subject to Ms. Stevens remaining a service provider to the Company or its successor through such dates.
In the event of a change in control of the Company, to the extent Section 280G or 4999 of the Code is applicable to a Named Executive Officer, such individual is entitled to receive either payment of the full amounts to which he or she is entitled or payment of such lesser amount that does not trigger the excise tax imposed by Section 4999, whichever results in him or her receiving the greatest after-tax amount.
We do not use excise tax payments (or “gross-ups”) relating to a change in control of the Company and have no such obligations in place with respect to any of our Named Executive Officers.
We believe that having in place reasonable and competitive post-employment compensation arrangements in the event of a change in control of the Company is essential to attracting and retaining highly qualified executives. The Compensation Committee does not consider the specific amounts payable under the post-employment compensation arrangements when determining the annual compensation for our Named Executive Officers. We do believe, however, that these arrangements are necessary to offer compensation packages that are competitive.
For a summary of the material terms and conditions of the post-employment compensation arrangements we maintained with our Named Executive Officers during the last completed fiscal year, as well as an estimate of the potential payments and benefits that they would have been eligible to receive if a hypothetical change in control or other trigger event had occurred on January 3, 2026, see “Potential Payments Upon Termination or Change in Control” below.
Other Compensation Policies
Stock Ownership Policy
In 2025, the Board of Directors reviewed and updated our Corporate Governance Policies to increase the CEO stock ownership requirement such that our CEO must now maintain ownership of shares of our common stock equal in value to five times his base salary to further align our practices with current stockholder preferences. Our other executive officers must maintain ownership of shares of our common stock equal in value to two times their base salary. For purposes of our policy, stock ownership includes all shares of our common stock owned outright by our CEO or an executive officer or held in trust for them or immediate family members but does not include any unvested (including unearned performance-based awards) or unexercised equity compensation awards. Our CEO has five years from the date of initial appointment to this position to attain this ownership level, while each of our executive officers has five years from the later of (i) the date the Section 16 Officer is appointed as a Section 16 Officer or (ii) the date of the amendment of our Corporate Governance Policies to attain their required ownership level. As of January 3, 2026, all of our executive officers are in compliance with our stock ownership policy or are within the phase-in period.
Our Corporate Governance Policies include a requirement that the non-employee members of our Board Directors must maintain ownership of our common stock equal in value to five times his or her annual cash retainer for Board service (not inclusive of chair or committee retainers). New non-employee directors will have five years from the date of initial election to our Board of Directors to come into compliance with the

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ownership level. Compliance is tested annually at the time of our Annual Meeting of Stockholders. Any non-employee director who fails to meet the ownership requirement as of the applicable testing date is prohibited from any trading of their Company-granted shares of common stock until he or she comes into compliance. Following a failure to meet the ownership requirements, the non-employee director has three years to come into compliance. As of January 3, 2026, all non-employee directors are in compliance with our stock ownership policy or are within the phase-in period.
Hedging and Pledging Prohibitions
Our Insider Trading Policy prohibits our employees (including our officers), the non-employee members of our Board of Directors and certain agents from engaging in short sales of our securities, transactions in publicly-traded options (such as puts and calls) or other derivative securities with respect to our securities, entering into hedging transactions, pledging our securities as collateral for loans and holding our securities in margin accounts. In addition, our Insider Trading Policy prohibits these individuals from trading our securities while in possession of material nonpublic information and trading the securities of our customers, suppliers, competitors, potential acquisitions or partners while in possession of material nonpublic information.
Compensation Recovery Policy
The Company maintains an Executive Compensation Recovery (“Clawback”) Policy (the “Clawback Policy”) pursuant to the regulations mandated under the Dodd-Frank Wall Street Reform and Consumer Protection Act and Nasdaq Listing Rule 5608. The Clawback Policy applies to certain incentive-based compensation that is received on or after October 2, 2023. The Clawback Policy requires the Company to recover certain excess incentive-based compensation from current and former executive officers if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws or as otherwise described in the Clawback Policy and paid during the three completed fiscal years immediately preceding the trigger date, as defined in the Clawback Policy. Recoverable compensation is defined in the Clawback Policy but generally includes any incentive-based compensation that was granted, earned or vested based wholly or in part upon attainment of any financial reporting measure, to the extent the amount actually received exceeds the amount that would have been received if the incentive-based compensation had been determined based on the restated financial statements.
Prior to the adoption of the current Clawback Policy, we had previously adopted a clawback policy in our Corporate Governance Policies that continues to apply to compensation received prior to October 2, 2023. This prior policy provides that we will seek to recover, at the direction of the Compensation Committee after it has considered the costs and benefits of doing so, and to the extent permitted by applicable law, incentive compensation awarded or paid to an executive officer for a fiscal period if the result of a performance measure upon which the award was based or paid is subsequently restated or otherwise adjusted in a manner that would reduce the size of the award or payment. Where the result of a performance measure was considered in determining the compensation awarded or paid, but the incentive compensation was not awarded or paid based on a formula, the Compensation Committee will determine in its discretion the amount, if any, by which the payment or award should be reduced.
In addition, if an executive officer engaged in intentional misconduct that contributed to the award or payment to such executive officer of a greater amount of incentive compensation than would have been paid or awarded in the absence of the misconduct, we may take other remedial and recovery action, as determined by the Compensation Committee in its discretion.

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Tax and Accounting Considerations
Deduction Limitation
Section 162(m) of the Code generally limits the amount we may deduct from our federal income taxes for compensation paid to our CEO and certain other current and former executive officers that are “covered employees” within the meaning of Section 162(m) to $1 million per individual per year, subject to certain exceptions.
To maintain flexibility to compensate our executive officers in a manner designed to promote our short-term and long-term corporate goals and objectives, the Compensation Committee has not adopted a policy that all compensation must be deductible. The Compensation Committee believes it is important to maintain cash and equity incentive compensation at an appropriate level to attract and retain the individuals essential to our financial success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limit. Accordingly, we expect to pay compensation to our executive officers that may not be fully deductible when, for example, we believe such compensation is appropriate and in the best interests of our stockholders, after taking into consideration changing business conditions and/or the executive officer’s performance.
Accounting for Stock-Based Compensation
We follow FASB ASC Topic 718, Compensation—Stock Compensation, for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all share-based payments made to our employees and the members of our Board of directors, including options to purchase shares of our common stock and other stock-based awards, based on the grant date “fair value” of these awards. This calculation is performed for financial accounting purposes and reported in the compensation tables below, even though recipients may never realize any value from their awards. FASB ASC Topic 718 also requires us to recognize the compensation cost of our share-based compensation awards in our income statements over the period that a recipient is required to render services in exchange for the option or other award.
Disclosure Policies and Practices Related to the Grant of Equity Awards Close in Time to the Release of Material Nonpublic Information
We do not schedule equity award grants in anticipation of the release of material non-public information, nor do we time the release of material non-public information based on equity grant dates. We do not grant stock options or similar awards as part of our standard equity compensation programs, and no named executive officer was awarded options or similar awards during the last completed fiscal year.

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COMPENSATION COMMITTEE REPORT
We have reviewed and discussed with management the Compensation Discussion and Analysis to be included in this Proxy Statement filed pursuant to Section 14(a) of the Exchange Act. Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in the Company’s Annual Report for the fiscal year ended January 3, 2026 and this Proxy Statement for the Annual Meeting.
Compensation Committee

James Lederer, Chair
Que Thanh Dallara
John Forsyth
D. Jeffery Richardson

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Summary Compensation and Equity Tables

Name and Principal Position	Year(1)	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Ford Tamer President & CEO	2025	800,000	—	—	917,308	7,783	1,725,091
	2024	215,385	—	68,938,422	—	1,173	69,154,980
	2023
Lorenzo Flores SVP & CFO	2025	519,231	667,000	13,920,869	414,866	16,806	15,538,771
	2024
	2023
Erhaan Shaikh SVP Worldwide Sales	2025	432,261	16,925	12,258,835	304,234	21,840	13,034,095
	2024
	2023
Esam Elashmawi SVP Strategy & Marketing	2025	565,199	—	3,707,945	439,369	20,169	4,732,681
	2024	550,450	—	13,009,192	—	19,572	13,579,214
	2023	414,615	—	3,121,435	296,310	16,981	3,849,342
Pravin Desale SVP R&D	2025	448,227	—	3,577,241	350,311	9,684	4,385,464
	2024	411,692	—	14,889,855	—	8,587	15,310,134
	2023	115,385	—	5,889,421	81,508	5,313	6,091,626
Tonya Stevens Interim CFO	2025	441,664	37,944	1,536,494	213,230	16,484	2,245,816
	2024	379,335	—	3,249,454	—	17,576	3,646,364
	2023

(1)	Amounts for prior fiscal years are not presented where the individual was not employed by the Company or was not a Named Executive Officer during the applicable year.
(2)
Amounts represent the aggregate grant date fair value computed in accordance with the requirements of FASB ASC Topic 718. Amounts shown do not reflect compensation received by the Named Executive Officer. The assumptions used to calculate the value of the awards granted in the last completed fiscal year are set forth in Note 11 in the Notes to Consolidated Financial Statements in the Annual Report, and for prior years in the corresponding note in that year’s Annual Report on Form 10-K. Grant date fair values assuming maximum performance achievement for the 2025 PRSUs for the full performance cycle would be: Mr. Tamer - $0; Mr. Flores - $21,163,691; Mr. Shaikh - $25,167,724; Mr. Elashmawi - $4,015,219; Mr. Desale - $3,884,548; and Ms. Stevens - $1,766,949.

(3)
The amounts reported represent incentive compensation awards earned in respect of fiscal years 2025, 2024 and 2023 by the Named Executive Officer under the Corporate Incentive Plan for each of those years. The material terms of the 2025 incentive compensation awards are described in the section titled “Compensation Discussion and Analysis - Annual Corporate Incentive Compensation”. The dollar amount of the 2025 incentive compensation bonus awarded to each Named Executive Officer under the Corporate Incentive Plan based on actual performance in 2025 is reflected in the table above. These awards were settled in equity, with the number of shares determined by dividing the dollar amount of the bonus awarded by the 30-day trailing average of the market price of our common stock on March 6, 2026, which was $94.74. The 2025 incentive compensation awards were not within the scope of FASB ASC Topic 718.

(4)	Additional information regarding the amounts provided in this column for the last completed fiscal year is provided in the 2025 All Other Compensation Table that follows.

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2025 All Other Compensation Table

Name	Supplemental Life Insurance/Disability Premiums ($)	Additional Group Life Insurance Premiums	Other ($)(1)	Total ($)
Ford Tamer President & CEO	3,427	4,356	—	7,783
Lorenzo Flores SVP & CFO	2,452	3,853	10,500	16,806
Erhaan Shaikh SVP Worldwide Sales	1,806	2,838	17,196	21,840
Esam Elashmawi SVP Strategy & Marketing	1,806	2,838	15,525	20,169
Pravin Desale SVP R&D	1,806	2,838	5,040	9,684
Tonya Stevens Interim CFO	966	1,518	14,000	16,484

(1)	Consists of employer contribution to 401(k) plan.

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2025 Grants of Plan-Based Awards Table

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(2) ($)
		Threshold ($)(1)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Ford Tamer President & CEO		—	1,000,000	2,000,000		—		—	—
Lorenzo Flores SVP & CFO		—	510,000	1,020,000		—		—	—
	2/10/2025		—			—		106,375	5,794,246
	2/10/2025		—		—	44,323	88,646	—	3,298,075
	2/10/2025		—		44,323	88,646	221,615	—	4,828,548
Erhaan Shaikh SVP Worldwide Sales		—	374,000	748,000		—		—	—
	2/14/2025		—			—		21,735	1,400,169
	2/14/2025		—		—	21,735	43,470	—	2,150,316
	2/14/2025		—		65,206	130,411	326,028	—	8,401,077
	2/28/2025		—		2,465	4,929	9,858	—	307,274
Esam Elashmawi SVP Strategy & Marketing		—	478,244	956,488		—		—	—
	2/28/2025		—			—		21,361	1,331,645
	2/28/2025		—		—	21,361	42,722	—	2,069,026
	2/28/2025		—		2,465	4,929	9,858	—	307,274
Pravin Desale SVP R&D		—	391,085	782,170		—		—	—
	2/28/2025		—			—		20,540	1,280,464
	2/28/2025		—		—	20,540	41,080	—	1,989,504
	2/28/2025		—		2,465	4,929	9,858	—	307,274
Tonya Stevens Interim CFO		—	297,500	595,000		—		—	—
	2/28/2025		—			—		19,718	1,229,220
	2/28/2025		—		2,465	4,929	8,626	—	307,274

The amounts shown in this table represent potential payouts at the time the awards were granted.
(1)
The Threshold amounts shown represent the payout opportunity once the minimum performance threshold is attained. For certain awards, no payout is earned for performance below the threshold level, as so the table reflects “—”. Payout increases on a straight-line basis between Threshold and Target performance levels.

(2)
Fair value as of the grant date was determined in accordance with ASC 718. The assumptions used to calculate the value of the awards are set forth in Note 11 in the Notes to Consolidated Financial Statements in our Annual Report

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Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Amounts in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table for fiscal years 2023, 2024, and 2025 represent payments of awards under our Corporate Incentive Plan for each of those years. Each Named Executive Officer’s potential award was based on a specified percentage of his or her annual base salary and the potential award increases when and if a Named Executive Officer’s annual base salary increases. Payments under our Corporate Incentive Plan are made annually based on the achievement of the goals applicable to the year.
The Grant of Plan-Based Awards table shows the potential payout opportunities for awards granted during the last completed fiscal year. For non-equity incentive plan awards, the amounts reported in the threshold, target, and maximum columns represent the possible cash payouts under the Corporate Incentive Plan if the applicable performance levels are achieved. For equity incentive plan awards, the threshold, target, and maximum columns reflect the number of shares that may be earned based on the applicable performance conditions. These amounts represent the potential payout ranges established at the time the awards were granted and do not represent the actual amounts earned, which are reported in the Summary Compensation Table when determined.
Please see the section “Compensation Discussion and Analysis” above for more information about our Corporate Incentive Plan and equity awards for the last completed fiscal year.
Other elements of executive compensation include participation in a broad-based life and disability insurance program, broad-based medical benefits, and the ability to defer compensation pursuant to a broad-based 401(k) plan that provides matching contributions. The Company does not maintain a pension plan or any other defined benefit retirement plans.
The Company provides certain supplemental life and disability insurance coverage to executive officers and certain other members of senior management. Because the Company negotiates these insurance arrangements on a bulk basis, such insurance coverage, whether issued on a group basis or individually underwritten, is obtained by the Company at rates that are likely to be better than those obtainable by individuals seeking comparable insurance coverage on their own. The premiums paid by the Company for such supplemental insurance are considered a taxable benefit to the employee.
The principal equity components of our executive compensation are time-based RSUs and PRSUs, provided that in the case of our CEO in connection with his hiring in fiscal 2024, RSAs. Please see the section “Compensation Discussion and Analysis” above for more information about our equity awards granted for the last completed fiscal year. We believe that PRSUs align the appropriate incentives of our executives with the desired performance outcomes of the Company. We believe that time-based RSUs help us retain our executives by providing a means of retention and motivation for our executives and also align their interests with long-term stock price appreciation, while also ensuring that they receive some value from their equity awards since the RSUs will never be out of the money. These grants are intended to align the interests of our executives with those of our stockholders and we intend to continue our increased focus on this alignment. Since 2018, the Company has not issued stock options to our executives.
The portion of total target pay that consists of salary, bonus and equity awards is provided in the section “Compensation Discussion and Analysis” above; generally salary and bonus represent a smaller proportion of total reported compensation. However, Mr. Tamer’s total reported compensation in 2025 consisted almost entirely of base and bonus as a result of his equity awards granted in 2024 in connection with his commencement of employment, as further described in the section “Compensation Discussion and Analysis” above.

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2025 Outstanding Equity Awards at Fiscal Year-End Table

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(**)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ford Tamer President & CEO			218,586(1)	17,191,789
			255,745(2)	20,114,344
			219,739(3)	17,282,472
	209,979(4)	16,514,848
Lorenzo Flores SVP & CFO			88,646(5)	6,972,008
			44,323(6)	3,486,004
	88,646(7)	6,972,008
	17,729(8)	1,394,386
Erhaan Shaikh SVP Worldwide Sales			130,411(9)	10,256,825
			22,807 (10)	1,709,458
			4,929(11)	387,666
	1,992(12)	156,671
	4,059(13)	319,240
	17,387(14)	1,367,488
	4,566(15)	359,116
	21,735(16)	1,709,458
Esam Elashmawi SVP Strategy & Marketing			12,543(17)	986,507
			13,749(18)	1,081,359
			18,645(19)	1,466,429
			118,389(20)	9,311,295
			21,361(21)	1,680,043
			4,929(22)	387,666
	886(23)	69,864
	4,927(24)	337,959
	10,488(25)	824,881
	16,757(26)	1,317,938
	10,422(27)	819,690
	21,361(28)	1,680,043

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	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(**)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Pravin Desale SVP R&D			9,096(29)	715,400
			18,645(30)	1,466,429
			11,933(31)	938,530
			118,389(32)	10,249,825
			20,540(33)	1,615,471
			4,929(34)	387,666
	11,937(35)	938,845
	10,488(36)	824,881
	30,398(37)	2,390,803
	20,540(38)	1,615,471
Tonya Stevens Interim CFO			4,929(39)	387,666
	1,992(40)	156,671
	5,969(41)	469,462
	15,069(42)	1,185,177
	4,782(43)	376,104
	21,519(44)	1,692,469
	19,718(45)	1,550,821

**	The market value of shares that have not vested was determined based on the fair market value of the Company’s common stock as of January 3, 2026, the last business day of fiscal 2025.
(1)	These performance RSUs were granted on September 16, 2024 and vest upon achievement of the performance conditions.
(2)	These performance RSUs were granted on September 16, 2024 and vest upon achievement of the market conditions.
(3)	These performance RSUs were granted on September 16, 2024 and vest upon achievement of the market conditions.
(4)
These RSAs were granted on September 16, 2024. The RSAs vest at the rate of 25% of the total RSAs as of one year from the grant date, and at the rate of 6.25% of the total RSAs as of the end of each three-month period thereafter.

(5)	These performance RSUs were granted on February 10, 2025 and vest upon achievement of the performance conditions.
(6)	These performance RSUs were granted on February 10, 2025 and vest upon achievement of the market conditions.

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(7)
These RSUs were granted on February 10, 2025. The RSUs vest at the rate of 25% of the total RSUs as of one year from the grant date, and at the rate of 6.25% of the total RSUs as of the end of each three-month period thereafter.

(8)	These RSUs were granted on February 10, 2025. The RSUs vest at the rate of 100% of the total RSUs as of one year from the grant date.
(9)	These performance RSUs were granted on February 14, 2025 and vest upon achievement of the performance conditions.
(10)	These performance RSUs were granted on February 14, 2025 and vest upon achievement of the market conditions.
(11)	These performance RSUs were granted on February 28, 2025 and vest upon achievement of the performance conditions.
(12)
These RSUs were granted on August 5, 2022. The RSUs vest at the rate of 25% of the total RSUs as of one year from the grant date, and at the rate of 6.25% of the total RSUs as of the end of each three-month period thereafter.

(13)
These RSUs were granted on July 15, 2024. The RSUs vest at the rate of 25% of the total RSUs as of one year from the grant date, and at the rate of 6.25% of the total RSUs as of the end of each three-month period thereafter.

(14)
These RSUs were granted on July 15, 2024. The RSUs vest at the rate of 25% of the total RSUs as of one year from the grant date, and at the rate of 6.25% of the total RSUs as of the end of each three-month period thereafter.

(15)
These RSUs were granted on December 10,2024. The RSUs vest at the rate of 25% of the total RSUs as of one year from the grant date, and at the rate of 6.25% of the total RSUs as of the end of each three-month period thereafter.

(16)
These RSUs were granted on February 14,2025. The RSUs vest at the rate of 25% of the total RSUs as of one year from the grant date, and at the rate of 6.25% of the total RSUs as of the end of each three-month period thereafter.

(17)	These performance RSUs were granted on February 19, 2021 and vest upon achievement of the performance conditions.
(18)	These performance RSUs were granted on February 17, 2023 and vest upon achievement of the market conditions.
(19)	These performance RSUs were granted on February 16, 2024 and vest upon achievement of the market conditions.
(20)	These performance RSUs were granted on June 26, 2024 and vest upon achievement of the performance conditions.
(21)	These performance RSUs were granted on February 28, 2025 and vest upon achievement of the market conditions.
(22)	These performance RSUs were granted on February 28, 2025 and vest upon achievement of the performance conditions.
(23)
These RSUs were granted on February 18, 2022. The RSUs vest at the rate of 25% of the total RSUs as of one year from the grant date, and at the rate of 6.25% of the total RSUs as of the end of each three-month period thereafter.

(24)
These RSUs were granted on February 17, 2023. The RSUs vest at the rate of 25% of the total RSUs as of one year from the grant date, and at the rate of 6.25% of the total RSUs as of the end of each three-month period thereafter.

(25)
These RSUs were granted on February 16, 2024. The RSUs vest at the rate of 25% of the total RSUs as of one year from the grant date, and at the rate of 6.25% of the total RSUs as of the end of each three-month period thereafter.

(26)	These RSUs were granted on July 9, 2024. 1/3rd of the RSU grant vest on January 1, 2025, 2/3rd vest on January 1, 2026.
(27)	These RSUs were granted on December 17, 2024. The RSUs vest at the rate of 50% each year over 2 year period.
(28)
These RSUs were granted on February 28,2025. The RSUs vest at the rate of 25% of the total RSUs as of one year from the grant date, and at the rate of 6.25% of the total RSUs as of the end of each three-month period thereafter.

(29)	These performance RSUs were granted on September 11,2023 and vest upon achievement of the market conditions.
(30)	These performance RSUs were granted on February 16, 2024 and vest upon achievement of the market conditions.
(31)	These performance RSUs were granted on February 16, 2024 and vest upon achievement of the performance conditions.

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(32)	These performance RSUs were granted on June 26, 2024 and vest upon achievement of the performance conditions.
(33)	These performance RSUs were granted on February 28, 2025 and vest upon achievement of the market conditions.
(34)	These performance RSUs were granted on February 28, 2025 and vest upon achievement of the performance conditions.
(35)
These RSUs were granted on September 11,2023. The RSUs vest at the rate of 25% of the total RSUs as of one year from the grant date, and at the rate of 6.25% of the total RSUs as of the end of each three-month period thereafter.

(36)
These RSUs were granted on February 16, 2024. The RSUs vest at the rate of 25% of the total RSUs as of one year from the grant date, and at the rate of 6.25% of the total RSUs as of the end of each three-month period thereafter.

(37)	These RSUs were granted on December 17,2024. The RSUs vest at the rate of 50% each year over a 2 year period.
(38)
These RSUs were granted on February 28,2025. The RSUs vest at the rate of 25% of the total RSUs as of one year from the grant date, and at the rate of 6.25% of the total RSUs as of the end of each three-month period thereafter.

(39)	These performance RSUs were granted on February 28, 2025 and vest upon achievement of the performance conditions.
(40)
These RSUs were granted on August 5, 2022. The RSUs vest at the rate of 25% of the total RSUs as of one year from the grant date, and at the rate of 6.25% of the total RSUs as of the end of each three-month period thereafter.

(41)
These RSUs were granted on August 4, 2023. The RSUs vest at the rate of 25% of the total RSUs as of one year from the grant date, and at the rate of 6.25% of the total RSUs as of the end of each three-month period thereafter.

(42)
These RSUs were granted on July 15, 2024. The RSUs vest at the rate of 25% of the total RSUs as of one year from the grant date, and at the rate of 6.25% of the total RSUs as of the end of each three-month period thereafter.

(43)	These RSUs were granted on October 31,2024. The RSUs vest at the rate of 50% each year over a 2 year period.
(44)
These RSUs were granted on October 31,2024. The RSUs vest at the rate of 25% of the total RSUs as of one year from the grant date, and at the rate of 6.25% of the total RSUs as of the end of each three-month period thereafter.

(45)
These RSUs were granted on February 28,2025. The RSUs vest at the rate of 25% of the total RSUs as of one year from the grant date, and at the rate of 6.25% of the total RSUs as of the end of each three-month period thereafter.

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2025 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Ford Tamer President & CEO	—	—	—	—
Lorenzo Flores SVP & CFO	—	—	—	—
Erhaan Shaikh SVP Worldwide Sales	—	—	18,477	1,132,477
Esam Elashmawi SVP Strategy & Marketing	—	—	85,005	5,553,652
Pravin Desale SVP R&D	—	—	45,377	3,129,636
Tonya Stevens Interim CFO	—	—	25,903	1,647,360

(1)	The value realized on vesting was determined based on the fair market value of the Company’s common stock on the date of vesting.

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Potential Payments upon Termination or Change-in-Control
Employment Agreement with Ford Tamer
In connection with his hiring, the Company entered into an employment agreement with Mr. Tamer effective September 16, 2024. Under the terms of the agreement, in the event of an Involuntary Termination (which is defined as termination of his employment by the Company without Cause (as defined in the agreement) or by Mr. Tamer for Good Reason (as defined in the agreement)), Mr. Tamer will receive the following severance payments and benefits:
▪
a lump sum payment equal to Mr. Tamer’s then base salary, plus an amount equal to the annual incentive payment that Mr. Tamer would have earned had his employment continued through the end of the fiscal year in which the Involuntary Termination occurs, with such amount to be estimated reasonably and in good faith by the Company’s finance group at the time of the Involuntary Termination based on the anticipated actual payout as of the end of the fiscal year based on the performance of the Company;

▪
if Mr. Tamer elects to continue health insurance coverage under COBRA, reimbursement of the monthly COBRA premium for him and his eligible covered dependents until the earliest of 12 months after the termination date, the date he commences receiving substantially equivalent coverage in connection with new employment or the date he is no longer entitled to continuation coverage under the Company’s group health plan; and

▪
acceleration of the vesting of Mr. Tamer equity awards with respect to an additional number of shares of Company common stock as if Mr. Tamer had continued service with the Company for an additional 12 months following the date of his Involuntary Termination; provided that, with respect to the RSAs granted to Mr. Tamer pursuant to his employment agreement, if such Involuntary Termination occurs before the second anniversary of Mr. Tamer’s start date of employment with the Company, Mr. Tamer will receive acceleration of the vesting of such RSAs as if Mr. Tamer had continued service with the Company for an additional 24 months following the date of his Involuntary Termination, and with any performance-based equity awards vesting by reason of a determination/testing date falling within the 12-month period following the date of the Involuntary Termination vesting at the target amount (i.e., at the 100% vesting level for the applicable determination/testing date).

If the Involuntary Termination occurs in connection with a change in control (which includes an Involuntary Termination that occurs during the period beginning 90 days prior to the change in control and ending 24 months following the change in control), then Mr. Tamer will fully vest in all his outstanding equity awards and the amount of the lump sum cash severance payment described in the first bullet above will be increased to two times his then base salary, plus two times his then target bonus amount.
In order to receive the severance payments and benefits described above, Mr. Tamer is required to timely sign and not revoke a separation agreement and release of claims and to continue to comply with the post-employment non-solicitation and non-disparagement covenants in the agreement.
In the event any payments or benefits to be provided to Mr. Tamer (including any severance payments or benefits under the agreement) are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code as a result of such payments or benefits being classified as “parachute payments” under Section 280G of the Internal Revenue Code, such payments and benefits will either be paid in full or reduced to a lesser that would result in no portion of such payments and benefits being subject to the excise tax, whichever would entitle Mr. Tamer to receive the greatest after-tax amount.

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In the event of a change in control:
▪
Mr. Tamer’s equity awards that vest based on performance will vest based on the terms of such awards, provided that if no treatment has been set forth in such award then for purposes of determining performance under any relative TSR awards outstanding on or granted after the effective date of the agreement, then (i) the ending average stock price will be determined as the price per share paid for the Company’s stock in the change in control and the peer group ending average stock price will be determined based on the average closing stock prices for the component members of the peer group for the 30-trading days ending prior to the date of the change in control, (ii) for purposes of any tranche where the determination period has not commenced as of the date of the public announcement of the proposed change in control, the Company stock price for the initial date of such determination period will be deemed to be the price of the Company’s stock as of the date of the original performance grant, and (iii) this calculation will be applied to any tranches of the relative TSR awards that were eligible to vest for measurement periods ending on or after the date of the change in control and those tranches will be converted to RSUs and will vest on the originally scheduled measurement dates, subject to Mr. Tamer remaining a service provider to the Company or its successor through such dates and such awards being afforded the same protection under the agreement as equity awards that vest solely based on service; and

For purposes of Mr. Tamer’s employment agreement, “Cause” means material breach of the agreement that is not corrected within a 30-day correction period that begins upon delivery to Mr. Tamer of a written demand from the Company that describes the basis for the Company’s belief that Mr. Tamer has materially breached the agreement, to include (i) Mr. Tamer’s willful and continued failure to perform the lawful and reasonable duties and responsibilities of his position; (ii) any act of dishonesty with the intention or reasonable expectation of personal enrichment; (iii) Mr. Tamer’s conviction of a felony; (iv) any tortious or unlawful act that causes or reasonably could cause material harm to the Company; (v) any willful unauthorized use or disclosure of trade secrets or other confidential information; (vi) breach of any fiduciary duty owed to the Company that has or could reasonably be expected to have a material detrimental effect on the Company’s reputation or business; (vii) any refusal to comply with the reasonable and lawful instructions of the board of directors, to including obstructing or impeding investigations; (viii) material breach of any written Company policy or of the Company’s written code of conduct.
For purposes of Mr. Tamer’s employment agreement, “Good Reason” means the occurrence of any of the following, without Mr. Tamer’s express written consent: (i) a material diminution of Mr. Tamer’s duties, responsibilities, or authority; (ii) a material diminution of Mr. Tamer’s base salary or target bonus amount, other than a one-time reduction of less than 25% that also is applied equally to all other executive officers of the Company; (iii) the Company’s material breach of the agreement or any equity award agreement; (iv) the Company requiring Mr. Tamer to relocate his primary place of employment to a facility or location that is more than 30 miles from his principal place of employment as of the effective date of the agreement; provided, however, that Mr. Tamer will only have Good Reason if (x) he notifies the board of directors in writing of the existence of the condition which he believes constitutes Good Reason within 90 days of the initial existence of such condition (which notice specifically identifies such condition), (y) the Company fails to remedy such condition within 30 days after the date on which the board of directors receives such notice, and (z) his resignation is effective within 30 days after the expiration of such 30-day remedial period.
Employment Agreements with Other Named Executive Officers
The following paragraphs describe the terms of the employment agreements between the Company and each of Mr. Desale, Mr. Elashmawi, Mr. Flores, and Mr. Shaikh, that provide for payment of benefits to our Named Executive Officers at, following, or in connection with, any termination of such Named Executive Officer’s employment with the Company. Ms. Stevens, our Interim CFO through February 9, 2025, did not have an employment agreement with the Company in fiscal 2024.

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The Company entered into employment agreements with Mr. Desale in September 2023, Mr. Elashmawi in September 2018 and amended in 2020, Mr. Flores in February 2025, and Mr. Shaikh in February 2025. Mr. Elashmawi’s agreement was amended in 2020 to align with our current form of agreement that was amended in 2020.
Under the terms of each of these employment agreements, in the event of an Involuntary Termination (which is defined as termination of the applicable Named Executive Officer’s employment by the Company without Cause (as defined in the agreement) or by the Named Executive Officer for Good Reason (as defined in the agreement)), the Named Executive Officer will receive the following severance payments and benefits:
▪
a lump sum payment equal to the Named Executive Officer’s then base salary, plus the Named Executive Officer’s then target bonus amount (adjusted pro rata on a monthly basis depending upon the month in which the Involuntary Termination occurs and for the amount estimated by the Company’s finance group to be the anticipated bonus plan payment percentage based on the performance of the Company anticipated for the applicable fiscal year); and

▪
if the Named Executive Officer elects to continue health insurance coverage under COBRA, reimbursement of the monthly COBRA premium for the Named Executive Officer and his or her eligible covered dependents until the earliest of 12 months after the termination date, the date he or she commences receiving substantially equivalent coverage in connection with new employment or the date he or she is no longer entitled to continuation coverage under the Company’s group health plan.

If the Involuntary Termination occurs in connection with a change in control (which includes an Involuntary Termination that occurs during the period beginning immediately prior to the change in control and ending 24 months following the change in control), then the Named Executive Officer will fully vest in all his or her outstanding equity awards that vest solely based on continued service (including any equity awards after giving effect to the treatment of equity awards in the event of a change in control described below), and the amount of the lump sum cash severance payment described in the first bullet above will be increased to his or her base salary, plus 100% of his or her then target bonus amount (without any pro rationing or other adjustment).
In order to receive the severance payments and benefits described above, the Named Executive Officer is required to timely sign and not revoke a separation agreement and release of claims and to continue to comply with the post-employment non-solicitation and non-disparagement covenants in the agreement.
In the event the severance payments or benefits under the agreement, and any other payments or benefits, to be provided to the Named Executive Officer are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code as a result of such payments or benefits being classified as “parachute payments” under Section 280G of the Internal Revenue Code, such payments and benefits will either be paid in full or reduced to a lesser that would result in no portion of such payments and benefits being subject to the excise tax, whichever would entitle the Named Executive Officer to receive the greatest after-tax amount.
In the event of a change in control, the Named Executive Officer’s equity awards that vest based on performance will vest based on the terms of such awards, provided that if no treatment has been set forth in such award then for purposes of determining performance under any relative TSR awards outstanding on or granted after the effective date of the agreement, then (i) the ending average stock price will be determined as the price per share paid for the Company’s stock in the change in control and the peer group ending average stock price will be determined based on the average closing stock prices for the component members of the peer group for the 30-trading days ending prior to the date of the change in control, (ii) for purposes of any tranche where the determination period has not commenced as of the date of the public announcement of the proposed change in control, the Company stock price for the initial date

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of such determination period will be deemed to be the price of the Company’s stock as of the date of the original performance grant, and (iii) this calculation will be applied to any tranches of the relative TSR awards that were eligible to vest for measurement periods ending on or after the date of the change in control and those tranches will be converted to restricted stock units and will vest on the originally scheduled measurement dates, subject to the Named Executive Officer remaining a service provider to the Company or its successor through such dates and such awards being afforded the same protection under the agreement as equity awards that vest solely based on service.
For purposes of these employment agreements, “Cause” means (i) the applicable Named Executive Officer’s material breach of the agreement that is not corrected within a 30-day correction period that begins upon delivery to the Named Executive Officer of a written demand from the Company that describes the basis for the Company’s belief that the Named Executive Officer has materially breached the agreement; (ii) any refusal to comply with the reasonable and lawful instructions of the board of directors; (iii) any willful act of fraud or dishonesty that causes material damage to the Company; (iv) any willful violation of the Company’s insider trading policy; (v) any willful violation of the Company’s conflict of interest policies; (vi) any willful unauthorized use or disclosure of trade secrets or other confidential information; or (vii) the Named Executive Officer’s conviction of a felony.
For purposes of these employment agreements, “Good Reason” means the occurrence of any of the following, without the applicable Named Executive Officer’s express written consent: (i) a material diminution of the Named Executive Officer’s duties or responsibilities; (ii) a material diminution of the Named Executive Officer’s base salary or target bonus amount that also is applied to substantially all other executive officers of the Company on the approval of the board of directors if the Named Executive Officer’s reduction is substantially proportionate to, or no greater than (on a percentage basis), the reduction applied to substantially all other executive officers; (iii) the Company’s material breach of the agreement; or (iv) the Company requiring the Named Executive Officer to relocate his or her primary place of employment to a facility or location that is more than 30 miles from his or her principal place of employment as of the effective date of the agreement; provided, however, that the Named Executive Officer will only have Good Reason if (i) he or she notifies the board of directors in writing of the existence of the condition which he or she believes constitutes Good Reason within 90 days of the initial existence of such condition (which notice specifically identifies such condition), (ii) the Company fails to remedy such condition within 30 days after the date on which the board of directors receives such notice, and (iii) his or her resignation is effective within 30 days after the expiration of such 30-day remedial period.
Equity Award Agreements
The award agreements governing the relative TSR PRSU awards granted to our Named Executive Officers each provide that in the event of a change in control that occurs before the end of the performance period, then (i) the performance period will be shortened so that it ends on the date of the change in control, with the ending stock price for purposes of determining the Company’s TSR equal to the price per share paid for the Company’s stock in the change in control and the ending stock price for purposes of determining the TSR of each member of the peer group equal to the average closing stock prices for such company’s stock for the 30-calendar days on the date of the change in control, and (ii) the number of PRSUs that become eligible to vest based on the relative TSR for such adjusted performance period will vest on the last day of the originally scheduled performance period, subject to the applicable Named Executive Officer remaining a service provider to the Company or its successor.
The award agreements governing the Revenue Growth PRSUs granted to our Named Executive Officers each provide that in the event of a change in control that occurs before the end of the performance period, then the number of PRSUs that become eligible to vest will be equal to the target number of PRSUs, and such PRSUs will vest on the originally scheduled measurement dates, subject to the applicable Named Executive Officer remaining a service provider to the Company or its successor.

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The award agreements governing the Go for Gold PRSUs provide that, upon a change in control occurring before all performance periods are completed, (i) completed performance periods convert based on actual performance and vest on their originally scheduled vesting dates, subject to continued service, and (ii) performance periods not yet commenced convert to time-based RSUs at target, retaining their original vesting schedule. If the participant’s employment is terminated in connection with the change in control, vesting of such converted RSUs will be accelerated in accordance with the award terms.
The award agreement governing the stock price appreciation performance-based RSUs granted to our CEO provides that the number of shares eligible to vest will be determined based on the percentage increase in the Company’s share price during a six-year performance period beginning on the grant date. The starting share price for purposes of measuring performance is determined using the simple average of the Company’s closing share price over the sixty trading days preceding the grant date, and performance is measured using the simple average of the Company’s closing share price over the sixty trading days preceding each measurement date. If the applicable share price appreciation goals are achieved, the number of shares earned will vest over time based on the CEO’s continued service, with portions of the earned shares vesting on the third, fourth, fifth, and sixth anniversaries of the grant date. In the event of a change in control prior to the end of the performance period, the performance period will be shortened to the date of the change in control and the transaction price will be used to determine the level of achievement, with vesting continuing in accordance with the original vesting schedule, subject to the terms of the award agreement.
Equity Protection Policy
Ms. Stevens is entitled to certain acceleration of vesting of outstanding equity awards in the event of a change in control, pursuant to the Company’s Equity Protection Policy applicable to certain Company executives. Upon an involuntary termination, as defined in the policy, immediately prior to the change of control extending through a date that is 24 months after a qualifying change in control, Ms. Stevens will immediately vest in all compensatory equity that vests solely based on continued service, including any performance-based compensatory equity. Equity that vests based on performance shall vest based on the terms of such awards; provided, however, if no treatment has been set forth in such award then for purposes of determining performance under any relative TSR awards outstanding on or granted prior to the effective date of the change in control, the ending average stock price will be determined as the price per share paid for the Company’s stock in the change in control and the peer group ending average stock price will be determined based on the average closing stock prices for the component members of the peer group for the 30-trading days ending prior to the date of the change in control. For purposes of any tranche where the determination period has not commenced as of the date of the public announcement of the proposed change in control, the Company stock price for the initial date of such determination period shall be deemed to be the price of the Company’s stock as of the date of the original performance grant, and applied to any tranches of the relative TSR awards that were eligible to vest for measurement periods ending on or after the date of the change in control and those tranches shall be converted to RSUs and will vest on the originally scheduled measurement dates, subject to Ms. Stevens remaining a service provider to the Company or its successor through such dates.

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The following table provides information regarding the amounts that would have been owed to our Named Executive Officers who were employed by the Company at fiscal year-end if (i) their employment with the Company had been terminated or (ii) a change in control occurred, in each case as of the last day of the last completed fiscal year.

Name	Basis of Payment	Cash Severance ($)	Continuation of Insurance Benefit ($)	Vesting of Equity Awards ($)(1)(2)(3)	Total ($)
Ford Tamer President & CEO	Involuntary Termination Not in Connection With a Change in Control	1,800,000	30,786	6,640,341	8,471,127
	Involuntary Termination in Connection With a Change in Control	3,600,000	30,786	71,103,454	74,734,240
Lorenzo Flores SVP & CFO	Involuntary Termination Not in Connection With a Change in Control	1,100,000	42,983	—	1,152,983
	Involuntary Termination in Connection With a Change in Control	1,100,000	42,983	21,143,322	22,296,305
Erhaan Shaikh SVP Worldwide Sales	Involuntary Termination Not in Connection With a Change in Control	814,000	35,603	—	849,603
	Involuntary Termination in Connection With a Change in Control	814,000	35,603	16,265,921	17,115,524
Esam Elashmawi SVP Strategy & Marketing	Involuntary Termination Not in Connection With a Change in Control	1,040,884	35,603	—	1,076,487
	Involuntary Termination in Connection With a Change in Control	1,040,884	35,603	19,963,494	21,039,981
Pravin Desale SVP R&D	Involuntary Termination Not in Connection With a Change in Control	851,185	36,160	—	887,345
	Involuntary Termination in Connection With a Change in Control	851,185	36,160	21,143,322	22,030,667
Tonya Stevens Interim CFO	Involuntary Termination Not in Connection With a Change in Control	637,500	22,425	—	662,925
	Involuntary Termination in Connection With a Change in Control	637,500	22,425	5,818,370	6,481,295

(1)
The value of each Named Executive Officer’s equity award vesting acceleration benefit in connection with a qualifying termination of the Named Executive Officer’s employment or the Named Executive Officer’s performance-based awards becoming subject only to time-based vesting upon a change in control, as

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applicable, is calculated as the number of shares covered by the portions of the Named Executive Officer’s equity awards that are subject to such acceleration or that are eligible to vest following such change in control, as applicable, multiplied by the closing price of our common stock on January 2, 2026 (the last trading day in fiscal 2025), which was $78.65 per share.
(2)
Represents the value of the accelerated vesting of certain of each Named Executive Officer’s outstanding equity awards upon a qualifying termination of the Named Executive Officer’s employment as described above under the sections titled “Potential Payments upon Termination or Change-in-Control – Employment Agreement with Ford Tamer” and “Potential Payments upon Termination or Change-in-Control – Employment Agreement with Other Named Executive Officers.”

(3)
Represents value of certain of each Named Executive Officer’s outstanding performance-based equity awards becoming subject only to time-based vesting upon a change in control as described above under the sections titled “Potential Payments upon Termination or Change-in-Control – Employment Agreement with Ford Tamer,” “Potential Payments upon Termination or Change-in-Control – Employment Agreement with Other Named Executive Officers,” and “Potential Payments upon Termination or Change-in-Control – Equity Award Agreements.”

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CHIEF EXECUTIVE OFFICER PAY RATIO
As required by the Dodd-Frank Act, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO. Due to the new-hire compensation package structure and equity awards granted to Mr. Tamer in fiscal 2024, pursuant to which Mr. Tamer did not receive any equity awards in fiscal 2025, the CEO’s fiscal 2025 total compensation and accompanying pay ratio is not reflective of what we would expect CEO compensation to be in future years.
To identify the “median employee” from our employee population, we determined that, as of the last day of the last completed fiscal year, our employee population consisted of approximately 1,174 individuals working at our parent company and consolidated subsidiaries. We selected simplified total compensation, measured using our internal payroll and accounting records for the last completed fiscal year, as the most appropriate measure of compensation. Simplified total compensation consists of the sum of the three major pay elements received by all employees in the last completed fiscal year: (1) salary or base pay paid during the last completed fiscal year; (2) non-equity incentive plan compensation (which consists of bonus payments paid under the Corporate Incentive plan or Sales Incentive Play), during the last completed fiscal year; and (3) equity compensation, which consists of the grant date fair value of equity compensation awards granted during the last completed fiscal year calculated according to ASC Topic 718, excluding any estimated forfeitures. This calculation was performed for all employees of the Company as the last day of the last completed fiscal year, excluding our CEO. No cost-of-living adjustments or estimates were used to identify the median employee or calculate the median employee’s total compensation.
For our last completed fiscal year:
▪	The median of the annual total compensation of all employees of our company (other than our CEO), was $85,789.
▪	The annualized annual total compensation of our CEO, calculated in accordance with Item 402(c)(2)(x) of Regulation S-K, was $1,725,091.
Ratio
For fiscal 2025, based on this information, the annual total compensation of our CEO was 20.1 times that of the median of the annual total compensation of all employees.
We believe this pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

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PAY VERSUS PERFORMANCE DISCLOSURE
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and other named executive Officers (“Non-PEO NEOs”) and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compen- sation Table Total for James R. Anderson[1] ($)	Summary Compen- sation Table Total for Esam Elashmawi[1] ($)	Summary Compen- sation Table Total for Ford Tamer[1] ($)	Compen- sation Actually Paid to James R. Anderson[1,2,3] ($)	Compen- sation Actually Paid to Esam Elashmawi[1,2,3] ($)	Compen- sation Actually Paid to Ford Tamer[1,2,3] ($)	Average Summary Compen- sation Table Total for Non-PEO NEOs[1] ($)	Average Compen- sation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on:[4]		Net Income ($ Millions)	TSR Percentile Rank Relative to the Russell 3000 Index[5]
									TSR ($)	Peer Group TSR ($)
2025	—	—	1,725,091	—	—	41,815,867	7,987,366	14,521,298	171.65	278.99	3.1	77th percentile
2024	16,287,952	13,579,214	69,154,980	(21,719,177)	4,114,264	56,448,465	10,446,083	1,955,462	128.68	192.33	61.1	27th percentile
2023	14,379,579	—	——	22,039,109	—	—	4,523,440	5,492,714	150.57	155.35	259.1	43rd percentile
2022	11,653,423	—	—	8,548,319	—	—	3,395,414	(392,017)	141.60	93.02	178.9	59th percentile
2021	18,387,422	—	—	70,640,501	—	—	4,764,499	15,839,660	168.18	142.85	95.9	89th percentile

(1)
Ford Tamer was our PEO for year 2025. Ford Tamer, Esam Elashmawi, and James R. Anderson were our PEOs for year 2024, and James R. Anderson was our PEO in 2021, 2022, and 2023. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2021	2022	2023	2024	2025
Sherri Luther Esam Elashmawi Stephen Douglass Mark Nelson	Sherri Luther Esam Elashmawi Stephen Douglass Mark Nelson	Sherri Luther Esam Elashmawi Mark Nelson Pravin Desale	Sherri Luther Mark Nelson Pravin Desale Tracy Feanny Tonya Stevens	Lorenzo Flores Esam Elashmawi Pravin Desale Erhaan Shaikh Tonya Stevens

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for Ford Tamer ($)	Exclusion of Stock Awards for Ford Tamer ($)	Inclusion of Equity Values for Ford Tamer ($)	Compensation Actually Paid to Ford Tamer ($)
2025	1,725,091	—	40,090,776	41,815,867

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Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	7,987,366	(7,000,277)	13,534,209	14,521,298

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Ford Tamer ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Ford Tamer ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Ford Tamer ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Ford Tamer ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Ford Tamer ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Ford Tamer ($)	Total - Inclusion of Equity Values for Ford Tamer ($)
2025	—	39,685,655	—	405,121	—	—	40,090,776

Year	Average Year- End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non- PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non- PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	8,568,813	4,786,068	—	179,328	—	—	13,534,209

(4)
The Peer Group TSR set forth in this table utilizes the Philadelphia Semiconductor Index (“PHLX Semiconductor Index”), which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended January 3, 2026. The comparison assumes $100 was invested for the period starting January 2, 2021, through the end of the listed year in the Company and in the PHLX Semiconductor, respectively. Historical stock performance is not necessarily indicative of future stock performance.

(5)
We determined TSR Percentile Rank relative to the Russell 3000 Index to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in the last completed fiscal year. We present one-year percentile ranks in this table. This performance measure may not have been the most important financial performance measure for prior years and we may determine a different financial performance measure to be the most important financial performance measure in future years.

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Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”) and Peer Group TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR for the fiscal years indicated, and the PHLX Semiconductor Index TSR over the same period.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus TSR (1/2/2021 Indexed to $100)
Compensation Actually Paid ($ Millions)
80
60
40
20
0
-20
-40
70.6
168.18
141.60
155.35
150.57
56.4
192.33
278.99
171.65
128.68
41.8
100.00
142.85
93.02
22.0
15.8
8.5
5.5
4.1
2.0
14.5
-0.4
-21.7
$300
$250
$200
$150
$100
$50
$0
Lattice Semiconductor Corporation TSR
PHLX Semiconductor Index TSR
2020
2021
2022
2023
2024
2025
Fiscal Year
James R. Anderson Compensation Actually Paid
Esam Elashmawi Compensation Actually Paid
Ford Tamer Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Lattice Semiconductor Corporation TSR
PHLX Semiconductor Index TSR

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Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Income
Compensation Actually Paid ($ Millions)
80
60
40
20
0
-20
-40
Net Income ($ Millions)
$300
$250
$200
$150
$100
$50
$0
70.6
15.8
95.9
8.5
-0.4
178.9
22.0
5.5
259.1
-21.7
4.1
56.4
2.0
61.1
41.8
14.5
3.1
2021
2022
2023
2024
2025
Fiscal Year
James R. Anderson Compensation Actually Paid
Esam Elashmawi Compensation Actually Paid
Ford Tamer Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Lattice Semiconductor Corporation Net Income

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Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company-Selected Measure
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our TSR Percentile Rank Relative to the Russell 3000 Index during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR Percentile Rank Relative to the Russell 3000 Index
Compensation Actually Paid ($ Millions)
80
60
40
20
0
-20
-40
TSR Percentile Rank Relative to the Russell 3000 Index
90
70
50
30
10
-10
-30
-50
70.6
89.0
15.8
8.5
59.0
-0.4
22.0
43.0
5.5
-21.7
4.1
56.4
27.0
2.0
41.8
77.0
14.5
2021
2022
2023
2024
2025
Fiscal Year
James R. Anderson Compensation Actually Paid
Esam Elashmawi Compensation Actually Paid
Ford Tamer Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
TSR Percentile Rank Relative to the Russell 3000 Index

Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and Non-PEO NEOs for 2025 to Company performance. The measures in this table are not ranked.

TSR relative to the Russell 3000 Index Non-GAAP Operating Income Revenue

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DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors, and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of such forms and a review of beneficial ownership of Company securities, the Company believes that all reported and reportable transactions during the last completed fiscal year were filed on a timely basis.

88

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The Company’s published Code of Conduct provides that as a general rule, employees should avoid conducting Company business or entering into any Company business agreements or arrangements with a relative or significant other, or with a business in which a relative or significant other has an influential role, and any other business agreements or arrangements that would be considered a related party transaction.
Under the Company’s Code of Conduct, if a related party transaction is to be entered into, it must be fully disclosed to the Chief Financial Officer and General Counsel in advance, and if determined to be material by the Chief Financial Officer and General Counsel, the transaction must be reviewed and approved in advance by the Audit Committee of the Board of Directors. Any related party transactions involving the Company’s directors or executive officers are, by definition, material, and as such, must be reviewed and approved, in writing and in advance, by the Audit Committee.
Any approved related party transactions must be structured and conducted in a manner such that no preferential treatment is given to the related party.
In addition, the Company’s published Governance Policies provides that no director may receive any material personal profit or advantage in connection with any transaction involving the Company without disclosure and preapproval of the chair of the Nominating and Governance Committee (or other member of the Nominating and Governance Committee, if the director in question is the chair). Furthermore, no director may have a material personal or family financial interest in any Company supplier, customer, reseller or competitor that might cause divided loyalty, or the appearance of divided loyalty, without advance disclosure and approval by the Nominating and Governance Committee.

89

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of the Record Date (March 2, 2026), certain information with respect to the beneficial ownership of our common stock by (i) any person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) known by us to be the beneficial owner of more than 5% of our voting securities, (ii) each director and each nominee for director, (iii) each of the executive officers named in the Summary Compensation Table appearing herein, and (iv) all current executive officers and directors as a group. We do not know of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change of control. Unless otherwise indicated, the address of each stockholder in the table below is c/o Lattice Semiconductor Corporation, 5555 NE Moore Court, Hillsboro, Oregon 97124.

Name	Number of Shares Beneficially Owned(1)	Percent of Total(1)
5% Stockholders
T. Rowe Price Investment Management, Inc.	20,812,602(2)	15.2%
T. Rowe Price Associates, Inc.	18,087,849(3)	13.2%
The Vanguard Group, Inc.	13,972,661(4)	10.1%
BlackRock, Inc.	13,732,335(5)	10.0%
Directors
Ford Tamer	285,745(6)	*
Robin Abrams**	107,348(7)	*
Douglas Bettinger	5,970 (8)	*
Que Thanh Dallara	4,292 (9)	*
John Forsyth	4,292 (10)	*
Mark Jensen	96,657 (11)	*
James Lederer	41,357 (12)	*
D. Jeffrey Richardson	25,738 (13)	*
Elizabeth Schwarting	3,891 (14)	*
Named Executive Officers
Pravin Desale	13,764(15)	*
Esam Elashmawi	159,991(16)	*
Lorenzo Flores	36,580(17)	*
Erhaan Shaikh	41,137(18)	*
Tonya Stevens***	6,093(19)	*
All directors and executive officers as a group	845,964(20)	0.62%

*	Less than 1%.
**	Director through April 30, 2026.

90

***	Ms. Stevens was Interim CFO from October 16, 2024 through February 9, 2025.
(1)	Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares, subject to community property laws where applicable.
(2)
Based solely on information contained in a Form 13G which was filed on November 14, 2025, by T. Rowe Price Investment Management, Inc. which reported sole voting power over 20,764,640 shares and sole dispositive power over 20,812,602 shares. The address for T. Rowe Price Investment Management, Inc. is 1307 Point Street, Baltimore, MD 21231.

(3)
Based solely on information contained in a Form 13G which was filed on February 17, 2026 by T. Rowe Price Associates, Inc. which reported sole voting power over 17,614,327 shares and sole dispositive power over 18,087,750 shares. The address for T. Rowe Price Associates, Inc. is 1307 Point Street, Baltimore, MD 21231.

(4)
Based solely on information contained in a Form 13G filed on February 13, 2024, by Vanguard Group, Inc. which reported shared voting power as to 85,259 shares, sole dispositive power as to 13,778,212 shares, and shared dispositive power as to 194,449 shares. The address for Vanguard Group, Inc. is 100 Vanguard Blvd, Malvern, PA 19355.

(5)
Based solely on information contained in a Form 13G filed on November 6, 2025, by BlackRock, Inc., which reported sole voting power as to 13,251,262 shares and sole dispositive power as to 13,732,335 shares. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(6)
Includes 0 RSUs that vest within 60 days of March 2, 2026. Includes (i) 93,089 shares held directly, (ii) 182,656 shares of restricted stock over which the reporting person has voting power, and (iii) 10,000 shares held indirectly ina trust.

(7)	Includes 0 RSUs that vest within 60 days of March 2, 2026.
(8)	Includes 0 RSUs that vest within 60 days of the Record Date.
(9)	Includes 0 RSUs that vest within 60 days of the Record Date.
(10)	Includes 0 RSUs that vest within 60 days of the Record Date.
(11)
Includes 0 RSUs that vest within 60 days of March 2, 2026. Includes 41,508 shares held directly and 59,342 shares held by Genesis Property, LLC, of which Mr. Jensen is the sole managing member and has sole voting power. The Jensen Family 2023 Irrevocable Trust, in which Mr. Jensen does not hold a pecuniary interest, owns 99% of Genesis Property, LLC and, for SEC reporting purposes only, Mr. Jensen disclaims beneficial ownership of 58,710 shares held by Genesis Property, LLC.

(12)	Includes 0 RSUs that vest within 60 days of the Record Date.
(13)	Includes 0 RSUs that vest within 60 days of the Record Date.
(14)	Includes 0 RSUs that vest within 60 days of the Record Date.
(15)	Includes 1,705 RSUs that vest within 60 days of the Record Date.
(16)	Includes 0 RSUs that vest within 60 days of the Record Date.
(17)	Includes 0 RSUs that vest within 60 days of the Record Date.
(18)	Includes 0 RSUs that vest within 60 days of the Record Date.
(19)	Includes 0 RSUs that vest within 60 days of the Record Date.
(20)	The number of shares beneficially owned by all of our directors and executive officers as a group and as of the Record Date includes 1,705 RSUs that vest within 60 days of the Record Date.

91

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes information, as of the last completed fiscal year, with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	(A) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(B) Weighted average exercise price of outstanding options, warrants and rights(2)	(C) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))(3)
Equity Compensation plans approved by security holders(1)	4,944,317	—	4,943,150
Equity Compensation plans not approved by security holders(4)	442,103	—	1,265,140
Total	5,386,420	—	6,208,290

(1)
Consists of shares of our common stock issuable upon exercise of options or payment of RSUs granted under the 1996 Stock Incentive Plan, the 2001 Stock Plan, the 2023 Equity Incentive Plan, the 2013 Incentive Plan, the 2001 Outside Directors’ Stock Option Plan and the 2011 Non-Employee Director Equity Incentive Plan, or assumed by us in connection with mergers and acquisitions. We are unable to ascertain with specificity the number of securities to be issued upon exercise of outstanding rights under our 2012 Employee Stock Purchase Plan. Does not include any securities issuable under our 2025 Inducement Equity Plan.

(2)
As of January 3, 2026, there are no outstanding options. The weighted-average exercise price does not take into account the shares issuable upon vesting of outstanding RSUs, which have no exercise price. The weighted average exercise price also excludes the rights outstanding under our 2012 Employee Stock Purchase Plan.

(3)
Includes approximately 660,935 shares reserved for issuance under our 2012 Employee Stock Purchase Plan, which provides that shares of our common stock may be purchased at a per share price equal to 85% of the fair market value of the common stock on the beginning of the six-month offering period or a purchase date applicable to such offering period, whichever is lower. Also includes approximately 4,680,127 shares reserved for issuance under our 2023 Equity Incentive Plan, which may be granted pursuant to stock options, stock appreciation rights, stock awards or restricted stock or units. Also includes approximately 263,023 shares reserved for issuance under our 2011 Non-Employee Director Equity Incentive Plan, which may be granted pursuant to stock options, restricted stock, or RSUs.

(4)
Represents shares reserved for issuance under the Company’s 2025 Inducement Equity Plan, which was adopted in accordance with Nasdaq Listing Rule 5635(c)(4) and was not approved by stockholders. See our latest Annual Report on Form 10-K for a description of the material features of the Company’s 2025 Inducement Equity Plan.

92

AUDIT COMMITTEE REPORT
The responsibilities of the Audit Committee are fully described in the Audit Committee charter. Management is responsible for maintaining our financial controls and preparing our financial reports. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and our internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing audit reports. The Audit Committee’s responsibility is to execute the Audit Committee charter and oversee these processes. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in our Annual Report on Form 10-K for the year ended January 3, 2026, with management and our independent registered public accounting firm.
The Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, adopted by the Public Company Accounting Oversight Board and Rule 2-07 of Regulation S-X, Communications with Audit Committees. In addition, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with our independent registered public accounting firm the independent accountant’s independence from the Company and our management.
Based upon the Audit Committee’s discussions with management and our independent registered public accounting firm and the Audit Committee’s review of the representations of management, the reports of our independent registered public accounting firm, and the information referenced above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended January 3, 2026, for filing with the SEC.
Respectfully submitted by the Audit Committee.
Mark Jensen, Chair
Robin Abrams
Douglas Bettinger

93

ANNUAL REPORT
Our 2025 Annual Report to Stockholders is provided to our stockholders together with this Proxy Statement. We will furnish without charge, upon the written request of any person who was a stockholder or a beneficial owner of our common stock at the close of business on the Record Date, an additional copy of our Annual Report on Form 10-K for our most recent fiscal year filed with the SEC on February 13, 2026, including financial statement schedules but not including exhibits. Requests should be directed to the attention of the Secretary, Lattice Semiconductor Corporation, 5555 NE Moore Court, Hillsboro, Oregon 97124.
OTHER BUSINESS
The Board of Directors does not intend to present any business for action at the Annual Meeting other than the election of directors and the proposals set forth herein, nor does it have knowledge of any matters that may be presented by others. If any other matter properly comes before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote the shares they represent as the Board of Directors may recommend or if no such recommendation is given, in the discretion of such persons.
METHOD AND COST OF SOLICITATION
The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, certain of our employees, for no additional compensation, may request the return of proxies personally or by telephone, fax, or e-mail. We will, on request, reimburse brokers and other persons holding shares for the benefit of others for their expenses in forwarding proxies and accompanying material and in obtaining authorization from beneficial owners of our stock to execute proxies. The Company may also engage the services of a third-party firm to aid in the solicitation of proxies.
STOCKHOLDER PROPOSALS
Stockholder Proposals for Inclusion in Next Year’s Proxy Statement
To be considered for inclusion in the proxy statement relating to next year’s Annual Meeting of Stockholders, a stockholder proposal must be received at our principal executive offices no later than November 18, 2026. Such proposals also will need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. Proposals should be addressed to the Secretary, Lattice Semiconductor Corporation, 5555 NE Moore Court, Hillsboro, Oregon 97124.
Other Stockholder Proposals and Director Nominations
If a stockholder wishes to present a stockholder proposal at next year’s Annual Meeting of Stockholders that is not intended to be included in the proxy statement or to nominate a person for election to our Board of Directors at next year’s Annual Meeting of Stockholders, the stockholder must provide the information required by our bylaws and give timely notice to our corporate secretary in accordance with our bylaws, which, in general, require that the notice be received by the corporate secretary:
(1)	not earlier than 8:00 a.m., Pacific time, on January 1, 2027, and
(2)	not later than 5:00 p.m., Pacific time, on January 31, 2027.

94

If the date of the next Annual Meeting of Stockholders is changed by more than 25 days from the anniversary of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement under Rule 14a-8 or of a nomination for election to our Board of Directors must be received no earlier than 8:00 a.m., Pacific time, on the 120th day prior to the day of the annual meeting and no later than 5:00 p.m., Pacific time, on the later of the 90th day prior to the day of the annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of the annual meeting was first made. Notices of intention to present proposals or to nominate persons for election to our Board of Directors at the next year’s Annual Meeting of Stockholders should be addressed to the Secretary, Lattice Semiconductor Corporation, 5555 NE Moore Court, Hillsboro, Oregon 97124. In addition, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by the Exchange Act no later than March 2, 2027, which is 60 days prior to the anniversary date of the Annual Meeting. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals or access a complete copy of our bylaws at http://www.sec.gov.
MULTIPLE COPIES OF PROXY MATERIALS
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or annual reports. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Notice of Internet Availability of Proxy Materials.
If you share an address with another stockholder, you may receive only one set of proxy materials (including our Notice of Internet Availability of Proxy Materials) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may contact us to request a separate copy. Your request may be addressed to the Secretary, Lattice Semiconductor Corporation, 5555 NE Moore Court, Hillsboro, Oregon 97124, or you may contact the Secretary at (503) 268-8000 or by sending an email message to proxy@latticesemi.com with “Request for Proxy Materials” in the subject line and provide your name and address. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the above address, phone number or e-mail address to request delivery of a single copy of these materials.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. Therefore, whether or not you expect to be present at the Annual Meeting, please vote your shares as soon as possible. You can vote your shares over the Internet or by telephone. In addition, if you receive a proxy card by mail, you can vote by signing and dating the proxy card and returning it in the envelope provided.
Dated: March 18, 2026
By Order of the Board of Directors

Tracy Feanny
Secretary

95

Appendix A
Non-GAAP Reconciliation (in thousands)
In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this proxy makes reference to non-GAAP financial measures. Additional information regarding the non-GAAP measures is provided below(4):

	Year Ended
	January 3, 2026	December 28, 2024
Gross Margin Reconciliation
GAAP Gross margin	356,943	340,400
Stock-based compensation—gross margin(1)	5,397	2,779
Incentive compensation to be settled in equity - gross margin(2)	371	—
Non-GAAP Gross margin	362,711	343,179
Gross Margin % Reconciliation
GAAP Gross margin %	68.2%	66.8%
Stock-based compensation—gross margin(1)	1.0%	0.6%
Incentive compensation to be settled in equity - gross margin(2)	0.1%	—
Non-GAAP Gross margin %	69.3%	67.4%
Income from Operations Reconciliation
GAAP Income (loss) from operations	11,232	34,457
Stock-based compensation(1)	116,294	53,718
Incentive compensation to be settled in equity(2)	6,605	—
Transformation charges	5,388	2,770
Legal expenses(3)	1,107	5,248
Amortization of acquired intangible assets	52	3,479
Restructuring and other(2)	5,000	14,016
Impairment charges	3,497	13,929
Non-GAAP Operating Income	149,175	127,617
Reconciliation of Net income to Adjusted EBITDA
GAAP Net income	3,084	61,131
Interest (income) expense, net	(2,896)	(3,948)
Income tax expense (benefit)(3)	10,293	(24,902)
Amortization of acquired intangible assets	52	3,479
Depreciation and other amortization	34,333	34,502
Stock-Based Compensation(1)	116,294	53,718
Incentive compensation to be settled in equity(2)	6,605	—
Transformation Charges	5,388	2,770
Legal expenses(4)	1,107	5,248
Restructuring and other	5,000	14,016
Impairment charges	3,497	13,929
Write-off of debt costs and nonrecoverable investment	198	2,023
Adjusted EBITDA	182,955	161,966
Gross Margin %
GAAP Gross margin %	68.2%	66.8%
Stock-based compensation—gross margin(1)	1.0%	0.6%
Incentive compensation to be settled in equity - gross margin(2)	0.1%	—
Non-GAAP Gross margin %	69.3%	67.4%

(1)	Includes stock-based compensation and related payroll tax expenses.
(2)	Includes accruals for the portion of our annual incentive plan that we intend to settle in equity.
(3)	Includes legal expenses outside the ordinary course of business.
(4)	A schedule reconciling additional non-GAAP to GAAP measures as presented in this proxy is available in our Form 8-K dated February 10, 2026.

A-1

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O LATTICE SEMICONDUCTOR CORPORATION
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LSCC2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V85411-P42418

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LATTICE SEMICONDUCTOR CORPORATION

The Board of Directors recommends you vote FOR All nominees and FOR Proposals 2 and 3:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Ford Tamer	☐	☐	☐
1b. Douglas Bettinger	☐	☐	☐
1c. Que Thanh Dallara	☐	☐	☐
1d. John Forsyth	☐	☐	☐
1e. Mark Jensen	☐	☐	☐
1f. James Lederer	☐	☐	☐
1g. D. Jeffrey Richardson	☐	☐	☐
1h. Elizabeth Schwarting	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

V85412-P42418

LATTICE SEMICONDUCTOR CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
May 1, 2026

The stockholder(s) hereby appoint(s) Ford Tamer and Tracy Feanny (the "Proxies"), or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Lattice Semiconductor Corporation to be held virtually at www.virtualshareholdermeeting.com/LSCC2026, on May 1, 2026 at 1:00 p.m., Pacific Time or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE